UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2007 through October 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT OCTOBER 31, 2008

JPMorgan Funds

International

Equity

Funds

JPMorgan Emerging Markets Equity Fund
JPMorgan International Equity Fund
JPMorgan International Equity Index Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Intrepid International Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Emerging Markets Equity Fund	2
JPMorgan International Equity Fund	4
JPMorgan International Equity Index Fund	6
JPMorgan International Opportunities Fund	8
JPMorgan International Value Fund	10
JPMorgan Intrepid International Fund	12
Schedules of Portfolio Investments	14
Financial Statements	50
Financial Highlights	68
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	92
Trustees	93
Officers	95
Schedule of Shareholder Expenses	96
Board Approval of Investment Advisory Agreements	99
Tax Letter	103

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

*	Tax Aware Real Return Fund & Intermediate Tax Free Bond Fund risks:

Because these Funds primarily invest in bonds, they are subject to interest rate risks. Bond prices generally fall when interest rates rise. The Funds’ tax aware strategies may reduce the amount of taxable income that you recognize as a result of your investment in the Funds but will not eliminate it. These strategies may require trade-offs that reduce pre-tax income.

For some investors, income may be subject to the Alternative Minimum Tax. Capital gains, if any, are federally taxable. Income may be subject to state and local taxes.

The Funds may invest in futures contracts and other derivatives. This may make the Funds more volatile. The derivative positions are not included in the holdings-related calculations.

The President’s Letter is intended solely to report on various investment views held by JPMorgan Asset Management. Opinions, estimates, forecasts and statements of financial market trends that are based on current market conditions constitute our judgment and are subject to change without notice. We believe the information contained in this commentary has been obtained from sources that are reliable. This commentary is for information purposes only.

PRESIDENT’S LETTER
DECEMBER 5, 2008 (Unaudited)

Dear Shareholder:

The storm that overcame the global financial markets a few months ago has continued unabated. The fallout from this economic crisis has left few stones unturned: bank lending has virtually stalled and extreme market volatility has weakened all of the major indexes as well as the balance sheets of financial services firms.

“We believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.”

Casting a further shadow on an already grim scenario, economists have now confirmed what most investors have feared all along: the current downturn — now nearly a year old — is now poised to become among the deepest recessions since World War II.

Amidst the flurry of bearish economic and unemployment news, stock market volatility remains at unprecedented levels. As of early December, the Dow Jones Industrial Average had plunged 39% from November 2007. Since the Lehman Brothers collapse in mid-September, the average daily move up or down on the S&P 500 Index has equaled an astonishing 3.7% — five times its long-term average.

The overseas economy is also showing signs of slowing, following the strongest sustained boom since the early 1970s. The European Union (EU) and Japan have now both experienced back-to-back quarters of negative gross domestic product growth. The last few months have seen significant declines in international stock prices and a rally in the U.S. dollar, leaving the MSCI EAFE Index on international stocks trailing behind the S&P 500 Index on a year-to-date basis.

As investors continued to flee to the safety of longer-term Treasury bonds, yields fell to historic lows. Yields on 30-year bonds sank to 3.2%, while those on 10-year bonds fell to 2.7%, their lowest level in more than 30 years; two-year yields dropped below the federal-funds target rate of 1.0%. Municipal bonds, BAA corporate bonds and high-yield bonds, however, are currently paying higher yields, ranging from the high single digits for municipals to close to 20% for high-yield bonds.

On a positive note, governments and central banks’ efforts to ease the credit crunch have been met with some success. The spread between the three-month LIBOR rate and the three-month Treasury bill rate, an indicator of the risk that banks view in lending to each other, has fallen from 4.5% in early October to approximately 2.0%.

Although there are continued concerns, it’s important to remember:

•	In time, the markets will recover. In our view, market volatility should eventually subside, particularly as the hedge fund industry meets redemption demands. Additionally, we believe investor confidence will be restored as Congress enacts regulations on financial services, and passes the highly anticipated economic stimulus plan and other legislation to infuse liquidity and handle troubled assets.

•	Stay balanced. Few investors have been spared the wrath of the storm this year, yet those who have maintained a balanced and diversified portfolio of stocks, bonds and alternative assets have generally fared better than those who have not.

At a time when many of you may be questioning quality — in your managers and your own portfolios — our goal is to provide high quality in our investments, our processes and our management team. Our Tax Aware Real Return and Intermediate Tax Free Bond Fund, offer exposure to high-quality, intermediate-term municipals that are historically in favor during bear markets.* For more information, please visit our website, www.jpmorganfunds.com.

On behalf of everyone at JPMorgan Asset Management, I would like to wish you a very happy new year. We appreciate your continued confidence in JPMorgan during these challenging times, and we look forward to managing your investment needs in 2009 and beyond. Should you have any questions, please visit our website or contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
JPMorgan Funds

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   1

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 15, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$342,075
Primary Benchmark	Morgan Stanley Capital International (MSCI) Emerging Markets Equity Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Emerging Markets Equity Fund, which seeks to provide high total return from a portfolio of equity securities from emerging markets issuers,* returned –51.42%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –56.22% return for the MSCI Emerging Markets Equity Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in Korea, India and South Africa. Global emerging markets were dragged down by their developed market counterparts. Investors fretted about slower gross domestic product growth forecasts and high inflation in several of the big emerging economies. In addition, fears that weakness in the G7 economies would lead to a downturn in exports, together with negative global investor sentiment, accounted for the asset class’s weakness.

At the individual stock level, MTN Group Ltd., a South African telecommunications company, contributed to performance. In the midst of an uncertain global environment and falling prices for commodity-related shares, the company offered higher certainty of earnings on a relative basis, as the stock’s valuation looked extremely attractive given the long-term growth potential. Infosys Technologies Ltd., an Indian information technology company, also helped returns. Slower growth in the world’s leading economies did not lead to a slowdown in the Indian information technology sector, as companies continued to seek lower costs through outsourcing. Bharti Airtel Ltd., an Indian telecommunication company, aided performance. The company was one of the leading franchises in the Indian market, as the stock proved to be a defensive play in the current global economy.

On the negative side, stock selection in China, Argentina and the United Arab Emirates hurt returns. At the individual stock level, Impala Platinum Holdings Ltd., a South African mining company, detracted from performance. The company was negatively impacted by a significant decline in platinum prices. Concerns about a further deceleration in global growth took their toll on platinum prices, which were impaired by deteriorating demand in vehicle catalysts and jewelry. Agile Property Holdings Ltd., a Chinese land development company, also hurt returns. The company’s shares fell on the widespread downturn in the Chinese property market and macro-economic tightening, which was geared toward reining in high inflation. GOL Linhas Aéreas Inteligentes SA, a Brazilian airline, hindered performance. The company’s increased capacity outstripped demand, and profit expectations were lowered due to high jet fuel prices.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund employed an active, concentrated strategy in which portfolio construction was focused on the highest-conviction ideas found at the stock level. The Fund held approximately 64 of the most promising investment opportunities identified by our worldwide network of analysts. The index was then used as a benchmark against which risk exposures could be monitored and managed. Security weightings were determined by a bottom-up stock selection process. Both sector and country weightings were residuals of stock selection.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Petroleo Brasileiro S.A., ADR (Brazil)	6.6%
2.	China Mobile, Ltd. (Hong Kong)	6.1
3.	Cia Vale do Rio Doce, ADR (Brazil)	4.9
4.	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	3.8
5.	Housing Development Finance Corp., Ltd. (India)	3.2
6.	MTN Group Ltd. (South Africa)	3.0
7.	Bharti Airtel Ltd. (India)	2.9
8.	Sasol Ltd. (South Africa)	2.7
9.	Samsung Electronics Co., Ltd. (South Korea)	2.4
10.	KT&G Corp., GDR (South Korea)	2.3

PORTFOLIO COMPOSITION BY COUNTRY***

Brazil	14.7%
India	11.9
South Africa	11.4
Hong Kong	10.3
South Korea	9.8
Mexico	9.2
Taiwan	5.3
China	5.2
Russia	3.1
Indonesia	2.1
Israel	1.9
Turkey	1.7
Egypt	1.5
Chile	1.0
Malaysia	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	8.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

2   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(51.64)%	11.58%	9.26%
With Sales Charge*		(54.18)	10.37	8.67
CLASS B SHARES	9/28/01
Without CDSC		(51.87)	11.02	8.91
With CDSC**		(56.87)	10.76	8.91
CLASS C SHARES	2/28/06
Without CDSC		(51.88)	11.02	8.90
With CDSC***		(52.88)	11.02	8.90
SELECT CLASS SHARES	9/10/01	(51.50)	11.86	9.46
INSTITUTIONAL CLASS SHARES	11/15/93	(51.42)	12.09	9.79

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the Emerging Markets Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Equity Index and the Lipper Emerging Markets Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Equity Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI Emerging Markets Equity Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   3

JPMorgan International Equity Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$481,009
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Fund, which seeks total return from long-term capital growth and income,* returned –43.82%** (Select Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period. Total return consists of capital growth and current income.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial, information technology and energy sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Total S.A., a French integrated oil and gas company, contributed to performance. The company’s shares surged on record oil prices and strong profits. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company has a strong presence in the PVC and wafer market, and US sales of PVC and caustic soda remained strong. Swiss food company Nestle S.A. aided performance. The company held up fairly well in the midst of the market turmoil due to the defensive nature of its business, continued earnings growth and share buy-backs. In addition, first-half net income was better than expected, as price hikes offset higher input costs.

On the negative side, stock selection in the consumer discretionary and telecommunication sectors as well as an underweight in the utility sector hurt returns. From a regional perspective, holdings in the U.K. weighed on performance. At the individual stock level, Fortis, a Belgian/Dutch financial services company, hindered returns. The stock collapsed in third-quarter-2008 as concerns about capital adequacy triggered a run on deposits and a sell-off of the stock. Ultimately, authorities intervened to keep the bank from failing. U.K.-based bank Barclays plc also detracted from performance. Investors grew increasingly concerned about the prospect of additional write-offs and the need for capital-raising. Wolseley, a U.K. distributor of plumbing and heating fixtures, hurt returns. The company’s shares were hit hard as the U.S. housing slump and some European countries undermined business activity.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to focus on stock selection to build a diversified portfolio of international equities. The Fund aimed to identify well-managed, high-quality, profitable companies with healthy balance sheets that were growing faster than their peers, yet whose stocks traded at reasonable valuations. We were first and foremost stock pickers, with stock selection as the principal driver of outperformance. Buy and sell decisions were focused on the bottom-up decision-making process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Total S.A. (France)	4.3%
2.	HSBC Holdings plc (United Kingdom)	3.2
3.	Nestle S.A. (Switzerland)	3.2
4.	Royal Dutch Shell plc, Class A (Netherlands)	2.6
5.	Vodafone Group plc (United Kingdom)	2.5
6.	Roche Holding AG (Switzerland)	2.4
7.	E.ON AG (Germany)	2.3
8.	Novartis AG (Switzerland)	2.2
9.	ENI S.p.A. (Italy)	2.1
10.	Shin-Etsu Chemical Co., Ltd. (Japan)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	19.2%
United Kingdom	18.0
France	13.2
Switzerland	12.0
Germany	8.6
Netherlands	5.7
Italy	4.0
Spain	3.8
Hong Kong	2.0
Australia	1.9
Brazil	1.8
Finland	1.6
Israel	1.2
Others (each less than 1.0%)	3.3
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

4   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/28/02
Without Sales Charge		(43.95)%	2.72%	2.27%
With Sales Charge*		(46.89)	1.62	1.72
CLASS B SHARES	2/28/02
Without CDSC		(44.27)	2.14	1.90
With CDSC**		(49.27)	1.77	1.90
CLASS C SHARES	1/31/03
Without CDSC		(44.27)	2.13	1.90
With CDSC***		(45.27)	2.13	1.90
CLASS R5 SHARES	5/15/06	(43.70)	3.11	2.54
SELECT CLASS SHARES	1/01/97	(43.82)	3.01	2.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A, Class B and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   5

JPMorgan International Equity Index Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 28, 1992
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$816,397
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE GDP Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Equity Index Fund, which seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the MSCI EAFE GDP Index,* returned –47.35%** (Select Class Shares) over the 12 months ended October 31, 2008, compared to the –48.03% return for the MSCI EAFE GDP Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. International equity markets were hit very hard during the last 12-months, while fears of a global recession swept through world markets. All of the MSCI EAFE GDP Index country constituents produced negative returns for the period. Switzerland and Japan were the best performers in a difficult market, with returns of –32.37% and –39.50%, respectively. The bottom two countries in terms of performance were Ireland and Belgium, with returns of –69.14% and –69.76% respectively.

The Fund’s strategy is not a full replication approach, so the tracking error can be attributed to not owning all the names in the index, and the Fund’s exposure to emerging market stocks. The Fund seeks to achieve a correlation of 0.90 with the benchmark. The Fund’s off-benchmark exposure to emerging market stocks contributed to the positive excess return compared to its benchmark.

From a regional standpoint, Asia ex-Japan and the U.K. were weakest, with returns of –56.33% and –48.80%, respectively. Japan and Europe ex-U.K. were also extremely weak, but exhibited better returns at –39.50% and –48.70%, respectively.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund is based on fundamental indexation. The Fund was well diversified for the period, with approximately 1,200 developed country stocks and approximately 200 emerging country stocks. The Fund’s emerging markets exposure is constructed so that countries are about equally weighted, with periodic rebalancing to return to this weighting. A combination of exchange-traded funds and futures were used to equitize cash balances. The Fund continues to closely track its internal benchmark consistent with the index strategy and will continue to be managed in a tax-efficient manner, providing broad passive international exposure for U.S. investors. We continue to believe that our custom index will outperform the conventional MSCI EAFE GDP Index over the long-term.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Volkswagen AG (Germany)	1.8%
2.	ENI S.p.A. (Italy)	1.8
3.	Total S.A. (France)	1.5
4.	Telefonica S.A. (Spain)	1.5
5.	E.ON AG (Germany)	1.4
6.	Banco Santander S.A. (Spain)	1.3
7.	Toyota Motor Corp. (Japan)	1.2
8.	BP plc (United Kingdom)	1.1
9.	Siemens AG (Germany)	1.0
10.	HSBC Holdings plc (United Kingdom)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	20.3%
Germany	13.0
United Kingdom	10.5
France	10.1
Italy	8.2
Spain	5.7
United States	3.9
Netherlands	3.8
Australia	3.5
Switzerland	2.4
Sweden	1.5
Belgium	1.1
Denmark	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	12.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

6   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	4/23/93
Without Sales Charge		(47.49)%	4.21%	2.01%
With Sales Charge*		(50.24)	3.10	1.47
CLASS B SHARES	1/14/94
Without CDSC		(47.88)	3.47	1.43
With CDSC**		(52.88)	3.12	1.43
CLASS C SHARES	11/4/97
Without CDSC		(47.85)	3.47	1.30
With CDSC***		(48.85)	3.47	1.30
SELECT CLASS SHARES	10/28/92	(47.35)	4.48	2.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Index Fund, the MSCI EAFE GDP Index and the Lipper International Multi-Cap Core Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE GDP Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains, if any, of the securities included in the benchmark. The performance of the Lipper International Multi-Cap Core Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE GDP Index is a country weighted index that is designed to measure the size of developed market economies, excluding the U.S. & Canada. The Lipper International Multi-Cap Core Index is an index based on the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   7

JPMorgan International Opportunities Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 26, 1997
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$157,559
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Opportunities Fund, which seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets,* returned –44.83%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial and capital market sectors, as well as an underweight in basic industries. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Taiwan Semiconductor Manufacturing Co. Ltd. contributed to performance. The company held up better than its peers, as demand for flat screen televisions, personal computers and smart phones drove chip sales. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company had a strong presence in the PVC and wafer market, and US sales of PVC and caustic soda remained strong. U.K-based HSBC Holdings plc aided performance. The company’s diverse earnings base and exposure to growth markets offset losses in the U.S. The company was one of the first banks to take write-downs on exposure to the U.S. housing market.

On the negative side, stock selection in the utility, insurance and autos sectors hurt returns. From a regional perspective, holdings in Japan weighed on performance. At the individual stock level, International Power plc, a U.K-based power producer, detracted from returns. The company’s shares fell as plant shutdowns continued to negatively impact earnings. Investors were also concerned about the possibility of power prices falling, the potential costs associated with carbon emissions, and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. French tire and auto-parts maker Michelin also detracted from performance. The company’s shares declined as slower global growth, higher gas prices and tighter credit conditions undermined demand for autos, while the weak dollar and higher raw material costs eroded margins. Additionally, operating profits (excluding one-time gains) fell, prompting management to cut its full-year target and announce cost-cutting plans in an effort to offset higher raw material costs. Marfin Popular Bank, a Cypriot bank, hindered returns as shares fell sharply due to weakness in both the Greek and Cypriot markets as well as weak sentiment surrounding the banking sector in general. While 2007 net profits more than doubled from the prior year on the back of acquisitions, competition for bank deposits in Greece intensified undermining profit margins, and conditions in Eastern Europe (a major growth driver for many Greek banks) deteriorated.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts who comprised our global sector teams. Using a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Focusing on these names, portfolio managers and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund was constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	4.0%
2.	Roche Holding AG (Switzerland)	3.1
3.	Total S.A. (France)	2.6
4.	Sanofi-Aventis S.A. (France)	2.4
5.	HSBC Holdings plc (United Kingdom)	2.3
6.	Telefonica S.A. (Spain)	2.2
7.	Bayer AG (Germany)	2.1
8.	BG Group plc (United Kingdom)	2.1
9.	Koninklijke KPN N.V. (Netherlands)	2.1
10.	Imperial Tobacco Group plc (United Kingdom)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***

United Kingdom	19.6%
Japan	19.5
France	15.9
Netherlands	9.2
Switzerland	8.8
Germany	6.6
Spain	3.6
Taiwan	2.2
China	2.2
Finland	2.1
Sweden	1.9
Italy	1.2
South Korea	1.1
Others (each less than 1.0%)	2.4
Short-Term Investment	3.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

8   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		(45.06)%	3.29%	1.85%
With Sales Charge*		(47.95)	2.19	1.31
CLASS B SHARES	9/10/01
Without CDSC		(45.34)	2.78	1.50
With CDSC**		(50.34)	2.42	1.50
CLASS C SHARES	7/31/07
Without CDSC		(45.36)	2.77	1.50
With CDSC***		(46.36)	2.77	1.50
SELECT CLASS SHARES	9/10/01	(44.95)	3.68	2.21
INSTITUTIONAL CLASS SHARES	2/26/97	(44.83)	3.93	2.47

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001 operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Opportunities Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   9

JPMorgan International Value Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$812,875
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan International Value Fund, which seeks to provide high total return from a portfolio of foreign company equity securities,* returned –46.94%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –48.42% return for the MSCI EAFE Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due in part to stock selection in the financial, capital market and transport services/consumer cyclical sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, stock selection in Continental Europe had a positive impact on returns. At the individual stock level, Taiwan Semiconductor Manufacturing Co. Ltd. contributed to performance. The company held up better than its peers, as demand for flat screen televisions, personal computers and smart phones drove chip sales. Shin-Etsu Chemical Co. Ltd., a Japanese chemical producer, also helped returns. Management expressed confidence that it could meet guidance in the upcoming year. The company has a strong presence in the PVC and wafer market, and U.S. sales of PVC and caustic soda remained strong. Credit Suisse Group, a Swiss bank, aided performance. The stock held up far better than its peers, as write-downs from sub-prime exposure were relatively low. In the second quarter of 2008, the company’s securities unit returned to profitability, and wealth management attracted the most new assets in two years.

On the negative side, stock selection in the utility, auto and healthcare sectors hurt returns. From a regional perspective, holdings in Japan weighed on returns. At the individual stock level, International Power plc, a U.K-based power producer, detracted from performance. The company’s shares fell as plant shutdowns continued to negatively impact earnings. Investors were also concerned about the possibility of power prices falling, the potential costs associated with carbon emissions, and the company’s ability to pursue its expansion plans in the midst of the current credit crisis. French tire and auto-parts maker Michelin also hurt returns. The company’s shares declined as slower global growth, higher gas prices and tighter credit conditions undermined demand for autos, while the weak dollar and higher raw material costs eroded margins. Additionally, operating profits (excluding one-time gains) fell, prompting management to cut its full-year target and announce cost-cutting plans in an effort to offset higher raw material costs. German utility company E.ON AG hindered performance. The stock fell victim to profit-taking due to the euro’s sharp depreciation against the U.S. dollar and collapsing oil prices, which raised concerns about future natural gas and electricity rates.

Q:	HOW WAS THE FUND MANAGED?

A:	Fundamental research was the cornerstone of the Fund. The Fund was managed by a team of highly experienced portfolio managers, whose efforts were underpinned by approximately 60 analysts comprising our global sector teams. Utilizing a proprietary dividend discount model, our analysts identified the most attractively valued stocks in each sector. Taking the names with the strongest characteristics, the portfolio manager and analysts then worked closely together to pinpoint specific catalysts that would enable stocks to realize their inherent worth. The Fund is constructed on a bottom-up basis, investing in the most attractive names in each sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class A (Netherlands)	5.3%
2.	Total S.A. (France)	4.5
3.	HSBC Holdings plc (United Kingdom)	3.7
4.	BP plc (United Kingdom)	3.5
5.	GDF Suez (France)	3.0
6.	Credit Suisse Group AG (Switzerland)	2.8
7.	BNP Paribas (France)	2.7
8.	Toyota Motor Corp. (Japan)	2.7
9.	Sanofi-Aventis S.A. (France)	2.7
10.	Banco Santander S.A. (Spain)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***

France	20.0%
Japan	18.0
United Kingdom	16.0
Netherlands	9.3
Switzerland	8.6
Germany	7.9
Spain	4.0
Italy	2.1
Taiwan	1.9
Finland	1.5
South Korea	1.3
China	1.1
Greece	1.0
Hong Kong	1.0
Others (each less than 1.0%)	1.6
Short-Term Investment	4.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of October 31, 2008. The Fund’s composition is subject to change.

10   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		(47.18)%	6.31%	2.42%
With Sales Charge*		(49.94)	5.18	1.86
CLASS B SHARES	9/28/01
Without CDSC		(47.46)	5.79	2.07
With CDSC**		(52.46)	5.47	2.07
CLASS C SHARES	7/11/06
Without CDSC		(47.43)	5.80	2.08
With CDSC***		(48.43)	5.80	2.08
SELECT CLASS SHARES	9/10/01	(47.00)	6.54	2.58
INSTITUTIONAL CLASS SHARES	11/4/93	(46.94)	6.82	2.91

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/98 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to September 7, 2001, the Fund operated in a master feeder structure. The returns for the Institutional Class Shares prior to September 7, 2001 reflect the performance of the institutional feeder of the International Equity Portfolio, whose historical expenses were substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on September 10, 2001 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares.

Returns for Class A and Class B Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Select Class Shares. Effective December 19, 2001, the Fund changed its investment strategy to a value strategy, which resulted in a restructuring of the portfolio.

The performance of Class C Shares is based on the performance of Class B Shares of the Fund. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have expenses similar to those of Class B Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 1998 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. The Lipper International Large-Cap Value Funds Average is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   11

JPMorgan Intrepid International Fund

FUND COMMENTARY
AS OF OCTOBER 31, 2008 (Unaudited)

FUND FACTS

Fund Inception	April 30, 2001
Fiscal Year End	October 31
Net Assets as of 10/31/2008 (In Thousands)	$653,222
Primary Benchmark	Morgan Stanley Capital International (MSCI) EAFE Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid International Fund, which seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.,* returned –49.49%** (Institutional Class Shares) for the 12 months ended October 31, 2008, compared to the –46.62% return for the MSCI EAFE Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, due in part to stock selection in the consumer discretionary, utility and industrial sectors. Global equity markets sustained heavy losses, as credit conditions continued to deteriorate, causing a number of financial institutions to collapse and rising fears about the global economy. Several milestones (government seizures, mergers) highlighted the severity of the credit crunch. Overall, central banks responded with a liquidity injection of over $180 billion in the global banking market.

Regionally, Japan weighed on returns. Style-wise, the Fund’s overweight in growth detracted from performance. Stocks exhibiting value characteristics posted mixed results and had a slightly negative impact on performance. The Fund is well-diversified, with individual names making only small contributions. Piraeus Bank S.A., a Greek bank, hindered performance. The company fell victim to weakness in both the Greek and Cypriot markets along with the weak sentiment surrounding the banking sector in general. Competition for bank deposits in Greece intensified, undermining profit margins, and conditions in Eastern Europe (a major growth driver for many Greek banks) deteriorated.

On the positive side, the healthcare, telecommunication and energy sectors helped returns. Holdings in the Pacific Rim added value. Style-wise, a slight overweight in large-cap stocks had a neutral impact. Teva Pharmaceutical Industries Ltd., an Israel-based drug manufacturer, aided performance. The company benefited from strong sales growth, a healthy drug development pipeline and optimistic profit projections.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy was based on the premise that fundamental psychological factors caused investors to behave irrationally in systematic, but predicable ways. These market inefficiencies gave rise to persistent anomalies that manifested themselves at the extremes of the growth and value spectrums of the market. Utilizing disciplined stock screening combined with fundamental validation, the Fund was constructed to possess attractive growth and value characteristics, ensuring that style and stock selection were the primary drivers of returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Royal Dutch Shell plc, Class B (Netherlands)	2.3%
2.	BP plc (United Kingdom)	2.2
3.	Nestle S.A. (Switzerland)	2.1
4.	HSBC Holdings plc (United Kingdom)	2.0
5.	Total S.A. (France)	1.8
6.	BHP Billiton Ltd. (Australia)	1.8
7.	Toyota Motor Corp. (Japan)	1.8
8.	Novartis AG (Switzerland)	1.6
9.	Vodafone Group plc (United Kingdom)	1.6
10.	GlaxoSmithKline plc (United Kingdom)	1.3

PORTFOLIO COMPOSITION BY COUNTRY***

Japan	21.6%
United Kingdom	21.6
France	10.7
Switzerland	10.2
Germany	7.8
Spain	4.5
Netherlands	4.3
Italy	3.4
Australia	3.1
Hong Kong	2.7
Finland	2.0
China	1.0
Others (each less than 1.0%)	7.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of October 31, 2008. The Fund’s composition is subject to change.

12   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	4/30/01
Without Sales Charge		(49.73)%	1.55%	(0.38)%
With Sales Charge*		(52.38)	0.46	(1.09)
CLASS C SHARES	2/28/06
Without CDSC		(49.99)	1.28	(0.55)
With CDSC**		(50.99)	1.28	(0.55)
SELECT CLASS SHARES	2/28/06	(49.62)	1.95	0.16
INSTITUTIONAL CLASS SHARES	4/30/01	(49.49)	2.09	0.25

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/30/01 TO 10/31/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 30, 2001.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns for Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

Returns for Select Class Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from April 30, 2001 to October 31, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI EAFE (Europe, Australia, Far East) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is based on the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations. The Fund is also subject to the additional risk of non-diversified “regional” fund investing.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   13

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.2%
	Common Stocks — 89.8%
	Argentina — 0.8%
125	Tenaris S.A., ADR (m)	2,575
	Brazil — 11.6%
1,448	Cia Vale do Rio Doce, ADR (m)	16,956
1,034	Petroleo Brasileiro S.A., ADR (m)	22,830
		39,786
	Chile — 1.1%
101	Banco Santander Chile S.A., ADR (m)	3,627
	China — 5.3%
1,220	Anhui Conch Cement Co., Ltd., Class H (a) (m)	3,886
4,969	China Merchants Bank Co., Ltd., Class H (m)	7,612
2,456	China National Building Material Co., Ltd., Class H (m)	1,430
673	Ping An Insurance Group Co. of China Ltd., Class H (m)	2,876
1,346	Tsingtao Brewery Co., Ltd., Class H (m)	2,419
		18,223
	Egypt — 1.5%
83	Orascom Construction Industries (m)	2,773
434	Orascom Telecom Holding SAE (m)	2,526
		5,299
	Hong Kong — 10.5%
2,396	China Mobile Ltd. (m)	21,093
664	Esprit Holdings Ltd. (m)	3,774
11,012	GOME Electrical Appliances Holdings Ltd. (m)	2,200
2,734	Li & Fung Ltd. (m)	5,487
2,898	Shimao Property Holdings Ltd. (m)	1,571
938	Yue Yuen Industrial Holdings Ltd.	1,876
		36,001
	Hungary — 0.5%
1	Richter Gedeon Nyrt. (m)	92
11	Richter Gedeon Nyrt., ADR (e) (m)	1,551
		1,643
	India — 12.1%
272	ACC Ltd. (m)	2,762
914	Ambuja Cements Ltd., GDR (m)	1,125
738	Bharti Airtel Ltd. (a) (m)	9,962
307	Housing Development Finance Corp., Ltd. (m)	11,149
149	Infosys Technologies Ltd. (m)	4,322
187	Infosys Technologies Ltd., ADR (m)	5,471
371	Reliance Capital Ltd. (m)	5,038
512	Zee Entertainment Enterprises Ltd. (m)	1,624
		41,453
	Indonesia — 2.1%
6,210	Bank Rakyat Indonesia (m)	1,900
140	Telekomunikasi Indonesia Tbk PT, ADR	2,814
3,783	Unilever Indonesia Tbk PT (m)	2,581
		7,295
	Israel — 1.9%
151	Teva Pharmaceutical Industries Ltd., ADR (m)	6,488
	Malaysia — 1.1%
311	British American Tobacco Malaysia Bhd (m)	3,599
	Mexico — 9.4%
423	America Movil S.A.B. de C.V., Series L, ADR (m)	13,095
258	Cemex S.A.B. de C.V., ADR (a) (m)	1,948
247	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	6,254
2,363	Grupo Financiero Banorte S.A.B. de C.V., Class O (c)	4,328
2,425	Wal-Mart de Mexico S.A.B. de C.V., Series V (c)	6,520
		32,145
	Russia — 3.2%
135	Gazprom OAO, ADR (m)	2,678
195	Mechel, ADR (m)	1,789
3,689	Sberbank (m)	3,494
205	Vimpel-Communications, ADR (m)	2,968
		10,929
	South Africa — 11.1%
1,458	African Bank Investments Ltd. (m)	3,999
2,610	FirstRand Ltd. (m)	3,791
409	Impala Platinum Holdings Ltd. (m)	4,269
498	Massmart Holdings Ltd. (m)	4,470
936	MTN Group Ltd. (m)	10,506
318	Sasol Ltd. (m)	9,401
1,011	Steinhoff International Holdings Ltd. (m)	1,474
		37,910
	South Korea — 10.0%
61	Hyundai Mobis (m)	3,556
85	Hyundai Motor Co. (m)	3,919
246	KT&G Corp., GDR (e) (m)	7,848
18	POSCO (m)	4,894
20	Samsung Electronics Co., Ltd. (m)	8,229
16	Shinsegae Co., Ltd. (m)	5,710
		34,156
	Taiwan — 5.4%
2,442	HON HAI Precision Industry Co., Ltd. (m)	5,894

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — Continued
507	President Chain Store Corp. (m)	1,177
3,182	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	4,629
806	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	6,659
		18,359
	Turkey — 1.7%
563	Akbank TAS (m)	1,933
465	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	3,933
		5,866
	United Kingdom — 0.5%
76	Anglo American plc (m)	1,877
	Total Common Stocks (Cost $340,046)	307,231
	Preferred Stocks — 3.4%
	Brazil — 3.4%
656	Banco Itau Holding Financeira S.A. (m)	7,088
99	Cia de Bebidas das Americas, ADR (m)	4,194
	Total Preferred Stocks (Cost $9,817)	11,282
	Total Long-Term Investments (Cost $349,863)	318,513
Short-Term Investment — 8.7%
	Investment Company — 8.7%
29,927	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $29,927)	29,927
Investments of Cash Collateral for Securities on Loan — 2.4%
	Investment Company — 2.4%
8,329	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $8,329)	8,329
	Total Investments — 104.3% (Cost $388,119)	356,769
	Liabilities in Excess of Other Assets — (4.3)%	(14,694)
	NET ASSETS — 100.0%	$342,075

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	16.4%
Oil, Gas & Consumable Fuels	10.0
Commercial Banks	8.6
Metals & Mining	8.6
Semiconductors & Semiconductor Equipment	5.6
Food & Staples Retailing	5.1
Beverages	4.8
Diversified Financial Services	3.7
Tobacco	3.3
Construction Materials	3.2
Thrifts & Mortgage Finance	3.2
IT Services	2.8
Pharmaceuticals	2.3
Specialty Retail	1.7
Electronic Equipment, Instruments & Components	1.7
Diversified Telecommunication Services	1.7
Distributors	1.6
Automobiles	1.1
Auto Components	1.0
Short-Term Investment	8.6
Others (each less than 1.0%)	5.0

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   15

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.3%
	Common Stocks — 95.3%
	Argentina — 0.0% (g)
55	IMPSAT Fiber Networks, Inc. (a) (f) (i)	—	(h)
	Australia — 1.9%
391	BHP Billiton Ltd. (m)	7,520
27	Rio Tinto Ltd. (m)	1,400
		8,920
	Brazil — 1.8%
303	Companhia Vale do Rio Doce, ADR (m)	3,977
166	Petroleo Brasileiro S.A., ADR (m)	4,451
		8,428
	Finland — 1.6%
494	Nokia OYJ (m)	7,574
	France — 13.1%
100	Accor S.A.	3,883
338	AXA S.A. (m)	6,463
106	BNP Paribas (m)	7,627
74	Compagnie de Saint-Gobain (c)	2,873
82	GDF Suez (m)	3,633
81	Imerys S.A. (m)	3,672
60	Lafarge S.A. (m)	3,987
68	Pernod-Ricard S.A. (c)	4,442
85	Sanofi-Aventis S.A. (m)	5,402
26	Suez Environment S.A. (a) (m)	491
370	Total S.A. (m)	20,361
		62,834
	Germany — 8.5%
126	Bayer AG	6,925
230	Deutsche Post AG (m)	2,520
288	E.ON AG (m)	10,776
52	Linde AG	4,274
37	RWE AG (m)	3,033
116	SAP AG (m)	4,055
102	Siemens AG (m)	6,015
272	Symrise AG (m)	3,317
		40,915
	Greece — 0.4%
171	Piraeus Bank S.A. (m)	2,168
	Hong Kong — 1.9%
323	China Mobile Ltd. (m)	2,843
669	Esprit Holdings Ltd. (m)	3,801
1,111	Hang Lung Properties, Ltd. (m)	2,715
		9,359
	Israel — 1.2%
136	Teva Pharmaceutical Industries Ltd., ADR (m)	5,827
	Italy — 3.9%
429	ENI S.p.A. (m)	10,233
1,406	Intesa Sanpaolo S.p.A. (m)	5,144
1,440	UniCredito Italiano S.p.A. (m)	3,525
		18,902
	Japan — 19.0%
174	Astellas Pharma, Inc. (m)	6,988
227	Canon, Inc. (m)	7,952
93	Daikin Industries Ltd. (m)	2,099
1	East Japan Railway Co. (m)	4,554
325	Honda Motor Co., Ltd. (m)	8,081
2	Japan Tobacco, Inc. (m)	6,606
367	Komatsu Ltd. (m)	4,032
365	Mitsubishi Corp. (m)	6,120
341	Mitsubishi UFJ Financial Group, Inc. (m)	2,142
208	Mitsui Fudosan Co., Ltd. (m)	3,628
144	Murata Manufacturing Co., Ltd. (m)	4,953
86	Nidec Corp. (m)	4,604
15	Nintendo Co., Ltd. (m)	4,852
179	Nomura Holdings, Inc. (m)	1,700
161	Shin-Etsu Chemical Co., Ltd. (m)	8,563
28	SMC Corp. (m)	2,681
158	Sony Corp. (m)	3,740
570	Sumitomo Corp. (m)	5,012
1	Sumitomo Mitsui Financial Group, Inc. (m)	3,259
		91,566
	Mexico — 0.9%
67	America Movil S.A.B. de C.V., Series L, ADR (m)	2,072
92	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,316
		4,388
	Netherlands — 5.7%
381	ING Groep N.V. CVA (m)	3,574
188	Koninklijke Philips Electronics N.V. (m)	3,481
358	Reed Elsevier N.V.	4,783
448	Royal Dutch Shell plc, Class A (m)	12,419
173	Wolters Kluwer N.V. (m)	3,056
9	World Online International N.V. (a) (f) (i)	—	(h)
		27,313

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — 0.9%
16	Samsung Electronics Co. Ltd., GDR (e) (m)	3,327
4	Samsung Electronics Co. Ltd., GDR (e) (m)	869
		4,196
	Spain — 3.7%
427	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,957
141	Inditex S.A. (c)	4,756
447	Telefonica S.A. (m)	8,275
		17,988
	Sweden — 0.4%
206	Atlas Copco AB, Class A (m)	1,728
	Switzerland — 11.9%
399	ABB Ltd. (a) (m)	5,230
113	Adecco S.A. (m)	3,922
88	Holcim Ltd. (m)	4,984
389	Nestle S.A. (m)	15,117
202	Novartis AG (m)	10,268
75	Roche Holding AG (m)	11,413
31	Zurich Financial Services AG (m)	6,190
		57,124
	Taiwan — 0.7%
434	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	3,584
	United Kingdom — 17.8%
873	Barclays plc (m)	2,501
496	BG Group plc (m)	7,299
740	Burberry Group plc (m)	3,292
436	GlaxoSmithKline plc (m)	8,376
1,284	HSBC Holdings plc (m)	15,279
790	ICAP plc (m)	3,936
813	Man Group plc (m)	4,691
439	Standard Chartered plc (m)	7,264
1,538	Tesco plc (m)	8,427
6,193	Vodafone Group plc (m)	11,914
1,227	Wm Morrison Supermarkets plc (m)	5,227
457	Wolseley plc (m)	2,501
826	WPP Group plc (m)	4,940
		85,647
	Total Long-Term Investments (Cost $480,682)	458,461

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.7%
	Investment Company — 3.7%
17,780	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $17,780)	17,780

Investments of Cash Collateral for Securities on Loan — 2.5%
	Investment Company — 2.5%
12,114	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $12,114)	12,114
	Total Investments — 101.5% (Cost $510,576 )	488,355
	Liabilities in Excess of Other Assets — (1.5)%	(7,346)
	NET ASSETS — 100.0%	$481,009

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   17

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Pharmaceuticals	11.6%
Oil, Gas & Consumable Fuels	11.5
Commercial Banks	11.3
Wireless Telecommunication Services	3.5
Chemicals	3.4
Food Products	3.2
Food & Staples Retailing	2.9
Trading Companies & Distributors	2.9
Metals & Mining	2.7
Media	2.7
Insurance	2.7
Construction Materials	2.7
Electric Utilities	2.3
Capital Markets	2.2
Electronic Equipment & Instruments	2.0
Industrial Conglomerates	2.0
Software	1.9
Specialty Retail	1.8%
Machinery	1.8
Diversified Telecommunication Services	1.7
Automobiles	1.7
Office Electronics	1.7
Semiconductors & Semiconductor Equipment	1.6
Communications Equipment	1.6
Multi-Utilities	1.5
Beverages	1.4
Tobacco	1.4
Real Estate Management & Development	1.3
Electrical Equipment	1.1
Building Products	1.0
Road & Rail	1.0
Short-Term Investments	3.7
Others (each less than 1.0%)	4.2

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.9%
	Common Stocks — 91.4%
	Argentina — 0.1%
89	BBVA Banco Frances S.A. (m)	77
7	BBVA Banco Frances S.A., ADR (c)	18
15	Grupo Financiero Galicia S.A., ADR (a) (c)	26
325	Petrobras Energia Participaciones S.A., Class B (m)	225
10	Siderar SAIC, Class A (m)	50
38	Telecom Argentina S.A., ADR (a) (c)	222
117	Transportadora de Gas del Sur S.A., Class B (m)	45
8	YPF S.A., Class D (m)	363
		1,026
	Australia — 3.4%
25	ABC Learning Centres Ltd. (m)	9
28	AGL Energy Ltd. (m)	266
84	Alumina Ltd. (m)	120
36	Amcor Ltd. (m)	140
105	AMP Ltd. (m)	381
4	Ansell Ltd. (m)	37
20	APN News & Media Ltd. (m)	32
25	Aristocrat Leisure Ltd. (m)	62
38	Asciano Group (m)	53
9	ASX Ltd. (m)	176
114	Australia & New Zealand Banking Group Ltd. (m)	1,338
43	AXA Asia Pacific Holdings Ltd. (m)	126
16	Babcock & Brown Ltd. (c)	14
13	Bendigo and Adelaide Bank Ltd. (m)	114
201	BHP Billiton Ltd. (m)	3,859
12	Billabong International Ltd. (c)	94
51	BlueScope Steel Ltd. (m)	151
60	Boart Longyear Group (m)	17
42	Boral Ltd. (c)	126
76	Brambles Ltd. (m)	403
9	Caltex Australia Ltd. (m)	60
98	CFS Retail Property Trust (c)	132
25	Challenger Financial Services Group Ltd. (c)	28
37	Coca-Cola Amatil Ltd. (m)	201
4	Cochlear Ltd. (m)	146
81	Commonwealth Bank of Australia (m)	2,210
105	Commonwealth Property Office Fund (m)	93
20	Computershare Ltd. (m)	115
10	Consolidated Media Holdings Ltd. (m)	14
24	Crown Ltd. (m)	107
35	CSL Ltd. (m)	856
62	CSR Ltd. (m)	90
177	Dexus Property Group (m)	88
84	Fairfax Media Ltd. (c)	108
71	Fortescue Metals Group Ltd. (a) (c)	139
108	Foster’s Group Ltd. (m)	414
41	Futuris Corp., Ltd. (m)	32
75	Goodman Fielder Ltd. (m)	83
65	Goodman Group (m)	41
65	GPT Group (m)	32
37	Harvey Norman Holdings Ltd. (m)	65
83	Incitec Pivot Ltd. (m)	222
64	ING Industrial Fund (c)	14
124	Insurance Australia Group Ltd. (m)	314
10	Leighton Holdings Ltd. (c)	162
16	Lend Lease Corp., Ltd. (m)	74
21	Lion Nathan Ltd. (m)	123
48	Macquarie Airports (m)	69
20	Macquarie Communications Infrastructure Group (c)	22
17	Macquarie Group Ltd. (c)	343
115	Macquarie Infrastructure Group (m)	151
129	Macquarie Office Trust (m)	25
71	Mirvac Group (m)	47
95	National Australia Bank Ltd. (m)	1,538
27	Newcrest Mining Ltd. (m)	370
40	OneSteel Ltd. (m)	93
20	Orica Ltd. (m)	262
52	Origin Energy Ltd. (m)	546
139	Oxiana Ltd. (m)	87
36	Pacific Brands Ltd. (m)	24
39	Paladin Resources Ltd. (a) (c)	60
32	PaperlinX Ltd. (m)	30
3	Perpetual Ltd. (m)	63
44	Qantas Airways Ltd. (m)	71
51	QBE Insurance Group Ltd. (m)	874
17	Rio Tinto Ltd. (m)	879
32	Santos Ltd. (m)	292
8	Sims Group Ltd. (m)	78
20	Sonic Healthcare Ltd. (m)	184
33	St. George Bank Ltd. (m)	611
83	Stockland (m)	224
61	Suncorp-Metway Ltd. (m)	331
23	TABCORP Holdings Ltd. (m)	103
76	Tatts Group Ltd. (c)	127
233	Telstra Corp., Ltd. (m)	640
38	Toll Holdings Ltd. (c)	151
61	Transurban Group (m)	218

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   19

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Australia — Continued
38	Virgin Blue Holdings Ltd. (c)	9
13	Wesfarmers Ltd. (m)	185
36	Wesfarmers Ltd. (m)	512
102	Westfield Group (m)	1,125
114	Westpac Banking Corp. (c)	1,566
28	Woodside Petroleum Ltd. (m)	802
74	Woolworths Ltd. (m)	1,380
7	WorleyParsons Ltd. (c)	72
		27,645
	Austria — 0.8%
9	Andritz AG (m)	244
6	BWIN Interactive Entertainment AG (a) (c)	111
47	Erste Bank der Oesterreichischen Sparkassen AG (c)	1,251
4	Flughafen Wien AG (c)	153
68	IMMOEAST AG (a) (c)	82
41	IMMOFINANZ AG (a) (c)	46
4	Mayr Melnhof Karton AG (m)	250
38	OMV AG (m)	1,208
8	Raiffeisen International Bank Holding AG (c)	244
3	RHI AG (a) (m)	41
12	Strabag SE (m)	233
65	Telekom Austria AG (m)	793
14	Verbund — Oesterreichische Elektrizitaetswirtschafts AG, Class A (m)	679
10	Vienna Insurance Group (m)	271
31	Voestalpine AG (m)	747
22	Wienerberger AG (c)	362
		6,715
	Belgium — 1.1%
17	AGFA-Gevaert N.V. (a) (m)	69
1	Bekaert S.A. (m)	119
22	Belgacom S.A. (c)	757
2	Colruyt S.A. (c)	553
1	Compagnie Maritime Belge S.A. (m)	14
14	Delhaize Group (m)	815
94	Dexia S.A. (c)	499
— (h)	D’ieteren S.A. (m)	61
2	Euronav N.V. (m)	23
341	Fortis (m)	394
13	Groupe Bruxelles Lambert S.A. (m)	925
31	InBev N.V. (m)	1,247
23	KBC Groep N.V. (m)	989
7	Mobistar S.A. (m)	449
12	Nationale A Portefeuille (m)	646
1	Omega Pharma S.A. (m)	39
4	Solvay S.A., Class A (c)	346
13	UCB S.A. (m)	335
28	Umicore (m)	499
		8,779
	Bermuda — 0.1%
4	Frontline Ltd. (c)	116
3	Golar LNG Ltd. (m)	18
44	Seadrill Ltd. (c)	423
		557
	Brazil — 0.2%
13	Centrais Eletricas Brasileiras S.A. (m)	150
46	Cia Vale do Rio Doce (m)	588
52	Petroleo Brasileiro S.A. (m)	686
33	Unibanco — Uniao de Bancos Brasileiros S.A. (m)	201
		1,625
	Chile — 0.6%
2,501	Banco Santander Chile S.A. (m)	76
14	CAP S.A. (m)	175
29	Cia Cervecerias Unidas S.A., ADR (c)	775
72	Cia de Telecomunicaciones de Chile S.A., ADR	486
1,072	Distribucion y Servicio D&S S.A. (m)	300
20	Embotelladora Andina S.A., Class B, ADR (c)	239
446	Empresa Nacional de Electricidad S.A. (m)	521
5	Empresas CMPC S.A. (m)	84
45	Empresas COPEC S.A. (m)	368
123	Enersis S.A., ADR (c)	1,778
14	Lan Airlines S.A. (m)	124
1,714	Masisa S.A. (m)	130
75	SACI Falabella (m)	196
		5,252
	China — 0.4%
165	Belle International Holdings Ltd. (m)	79
131	BYD Co., Ltd., Class H (m)	223
1,030	China Construction Bank Corp., Class H (c)	511
187	China Life Insurance Co., Ltd., Class H (c)	500
750	Datang International Power Generation Co., Ltd., Class H (c)	282
128	Foxconn International Holdings Ltd. (a) (c)	47
314	Huaneng Power International, Inc., Class H (m)	153
739	PetroChina Co., Ltd., Class H (m)	556
116	Shui On Land Ltd. (c)	26

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	China — Continued
1,193	Sinopec Yizheng Chemical Fibre Co., Ltd., Class H (a) (c)	84
102	Tingyi Cayman Islands Holding Corp. (c)	108
283	Yanzhou Coal Mining Co., Ltd., Class H (c)	175
503	Zhejiang Expressway Co., Ltd. (m)	241
		2,985
	Cyprus — 0.0% (g)
18	Prosafe Production Public Ltd. (a) (m)	44
18	ProSafe SE (a) (c)	67
		111
	Denmark — 1.0%
— (h)	A P Moller — Maersk A/S (c)	697
— (h)	A P Moller — Maersk A/S (m)	443
3	Bang & Olufsen A/S (c)	66
3	Carlsberg A/S, Class B (m)	127
6	Coloplast A/S, Class B (m)	401
3	Danisco A/S (m)	115
54	Danske Bank A/S (m)	799
18	DSV A/S (c)	216
3	East Asiatic Co., Ltd. A/S (m)	106
6	FLSmidth & Co. A/S (c)	233
42	GN Store Nord (a) (c)	91
10	H Lundbeck A/S (m)	171
9	Jyske Bank A/S (a) (m)	270
3	NKT Holding A/S (c)	107
48	Novo Nordisk A/S, Class B (m)	2,569
4	Novozymes A/S, Class B (c)	255
10	Sydbank A/S (c)	148
3	Topdanmark A/S (a) (m)	277
5	TrygVesta A/S (c)	328
23	Vestas Wind Systems A/S (a) (m)	935
5	William Demant Holding (a) (c)	178
		8,532
	Finland — 0.9%
14	Elisa OYJ (c)	205
34	Fortum OYJ (m)	825
9	Kone OYJ, Class B (m)	193
9	Metso OYJ (m)	124
5	Neste Oil OYJ (m)	79
239	Nokia OYJ (m)	3,657
6	Nokian Renkaat OYJ (c)	75
7	Outokumpu OYJ (c)	76
9	Rautaruukki OYJ (m)	143
28	Sampo OYJ, Class A (m)	569
30	Stora Enso OYJ, Class R (m)	277
7	Tietoenator OYJ (c)	80
40	UPM-Kymmene OYJ (m)	561
8	Wartsila OYJ (c)	202
18	YIT OYJ (c)	112
		7,178
	France — 9.7%
14	Accor S.A.	547
5	Aeroports de Paris (m)	322
14	Air France-KLM (c)	196
28	Air Liquide (m)	2,390
289	Alcatel-Lucent (a) (m)	747
24	Alstom S.A. (m)	1,206
6	Atos Origin S.A. (m)	129
148	AXA S.A. (m)	2,830
83	BNP Paribas (m)	6,019
23	Bouygues	968
17	Cap Gemini S.A. (c)	548
60	Carrefour S.A. (m)	2,524
6	Casino Guichard Perrachon S.A. (m)	449
7	Christian Dior S.A. (m)	452
16	Cie Generale de Geophysique-Veritas (a) (c)	252
24	Cie Generale d’Optique Essilor International S.A. (c)	1,057
2	CNP Assurances (m)	200
18	Compagnie de Saint-Gobain (c)	691
13	Compagnie Generale des Etablissements Michelin, Class B (m)	667
76	Credit Agricole S.A. (m)	1,099
8	Dassault Systemes S.A. (c)	315
24	EDF (m)	1,432
186	France Telecom S.A. (m)	4,678
24	GDF Suez (a)	1,065
90	GDF Suez (m)	4,004
3	Gecina S.A. (m)	187
46	Groupe Danone (m)	2,549
8	Hermes International (c)	971
4	ICADE (m)	215
2	Imerys S.A. (m)	111
9	Klepierre (m)	205
17	Lafarge S.A. (m)	1,116
7	Lagardere SCA (m)	287
27	L’Oreal S.A. (m)	2,078
23	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,530
11	M6-Metropole Television (m)	172

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   21

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	France — Continued
3	Neopost S.A. (m)	221
10	PagesJaunes Groupe (c)	98
15	Pernod-Ricard S.A. (c)	988
15	Peugeot S.A. (m)	405
8	PPR (m)	491
13	Publicis Groupe (m)	296
17	Renault S.A. (m)	515
21	Safran S.A. (c)	264
104	Sanofi-Aventis S.A. (m)	6,603
25	Schneider Electric S.A. (m)	1,475
8	SCOR SE (m)	132
6	Societe BIC S.A. (m)	342
2	Societe Des Autoroutes Paris-Rhin-Rhone (c)	106
43	Societe Generale	2,370
13	Societe Television Francaise 1 (c)	160
9	Sodexo (c)	444
5	Technip S.A. (m)	145
12	Thales S.A. (m)	477
27	Thomson (a) (m)	38
214	Total S.A. (m)	11,797
7	Unibail-Rodamco (m)	1,051
7	Valeo S.A. (m)	122
6	Vallourec (m)	645
39	Veolia Environnement (m)	959
37	Vinci S.A. (m)	1,349
120	Vivendi (m)	3,128
5	Zodiac S.A. (m)	211
		79,040
	Germany — 12.0%
34	Adidas AG (m)	1,193
66	Allianz SE (m)	4,879
14	Altana AG (c)	158
12	Arcandor AG (a) (c)	28
148	BASF SE (m)	4,878
118	Bayer AG (c)	6,471
53	Bayerische Motoren Werke AG (c)	1,333
7	Beiersdorf AG (c)	367
5	Bilfinger Berger AG (m)	208
17	Celesio AG (m)	495
98	Commerzbank AG (m)	1,042
24	Continental AG (c)	990
132	Daimler AG (m)	4,460
76	Deutsche Bank AG (m)	2,855
29	Deutsche Boerse AG (c)	2,291
26	Deutsche Lufthansa AG (m)	364
124	Deutsche Post AG (m)	1,357
9	Deutsche Postbank AG (c)	176
421	Deutsche Telekom AG (m)	6,181
5	Douglas Holding AG (m)	181
292	E.ON AG (m)	10,943
29	Fresenius Medical Care AG & Co. KGaA (c)	1,302
29	GEA Group AG (m)	415
13	Heidelberger Druckmaschinen AG (m)	126
23	Henkel AG & Co. KGaA (m)	560
10	Hochtief AG (m)	312
30	Hypo Real Estate Holding AG (c)	193
105	Infineon Technologies AG (a) (m)	326
19	IVG Immobilien AG (c)	127
22	K+S AG (c)	833
18	Linde AG (c)	1,454
14	MAN AG (m)	664
10	Merck KGaA (m)	839
13	Metro AG (m)	425
11	MLP AG (c)	141
32	Muenchener Rueckversicherungs AG (m)	4,155
7	Premiere AG (a) (c)	17
2	Puma AG Rudolf Dassler Sport (m)	272
8	Q-Cells AG (a) (c)	305
6	Rheinmetall AG (m)	176
64	RWE AG (m)	5,238
7	Salzgitter AG (m)	424
129	SAP AG (m)	4,503
133	Siemens AG (m)	7,815
14	Solarworld AG (c)	334
18	Suedzucker AG (c)	201
41	ThyssenKrupp AG (c)	773
23	TUI AG (c)	282
23	Volkswagen AG (c)	14,355
2	Wacker Chemie AG (m)	182
5	Wincor Nixdorf AG (m)	200
		97,799
	Greece — 1.0%
82	Alpha Bank AE (m)	1,202
27	Coca Cola Hellenic Bottling Co. S.A. (m)	379
65	EFG Eurobank Ergasias S.A. (m)	708
1	Emporiki Bank S.A. (a) (m)	6
7	Folli - Follie S.A. (m)	67
24	Hellenic Petroleum S.A. (m)	198
52	Hellenic Telecommunications Organization S.A. (m)	730

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Greece — Continued
22	Intracom Holdings S.A. (a) (m)	27
110	Marfin Investment Group S.A. (a) (m)	484
102	National Bank of Greece S.A. (m)	2,243
36	OPAP S.A. (m)	796
38	Piraeus Bank S.A. (m)	488
30	Public Power Corp., S.A.	369
6	Titan Cement Co. S.A. (m)	105
12	Viohalco (m)	57
		7,859
	Hong Kong — 0.9%
12	ASM Pacific Technology Ltd. (m)	40
39	Bank of East Asia Ltd. (m)	78
163	BOC Hong Kong Holdings Ltd. (m)	186
85	Cathay Pacific Airways Ltd. (c)	104
57	Cheung Kong Holdings Ltd. (m)	549
28	Cheung Kong Infrastructure Holdings Ltd. (m)	103
153	China Mobile Ltd. (m)	1,351
— (h)	China Mobile, Ltd., ADR	21
81	CLP Holdings Ltd. (m)	549
37	Esprit Holdings Ltd. (m)	210
94	Giordano International Ltd. (m)	17
19	Hang Lung Group Ltd. (m)	61
90	Hang Lung Properties, Ltd. (m)	220
41	Hang Seng Bank Ltd. (m)	517
33	Henderson Land Development Co., Ltd. (m)	119
169	Hong Kong & China Gas Co., Ltd. (m)	297
38	Hong Kong Exchanges and Clearing Ltd. (c)	381
38	HongKong Electric Holdings (m)	207
39	Hopewell Holdings (m)	120
87	Hutchison Telecommunications International, Ltd. (a) (m)	94
74	Hutchison Whampoa Ltd. (m)	401
39	Hysan Development Co., Ltd. (m)	61
90	Johnson Electric Holdings Ltd. (m)	19
34	Kerry Properties Ltd. (m)	84
18	Kingboard Chemical Holdings Ltd. (m)	36
64	Lenovo Group Ltd. (c)	19
62	Li & Fung Ltd. (m)	125
45	Melco International Development (c)	8
164	Mongolia Energy Co., Ltd. (a) (c)	70
86	MTR Corp. (m)	191
82	New World Development Ltd. (m)	68
77	Noble Group Ltd. (m)	56
6	NWS Holdings Ltd. (m)	6
13	Orient Overseas International Ltd. (m)	23
54	Pacific Basin Shipping Ltd. (m)	29
247	PCCW Ltd. (m)	93
70	Shangri-La Asia Ltd. (m)	99
54	Shun Tak Holdings Ltd. (m)	11
86	Sino Land Co. (m)	76
56	Sun Hung Kai Properties Ltd. (m)	486
36	Swire Pacific Ltd., Class A (m)	253
— (h)	Techtronic Industries Co. (m)	—	(h)
19	Television Broadcasts Ltd. (m)	52
49	Wharf Holdings Ltd. (m)	98
12	Wing Hang Bank Ltd. (m)	54
37	Yue Yuen Industrial Holdings Ltd. (c)	73
		7,715
	Hungary — 0.4%
146	Magyar Telekom Telecommunications plc (m)	462
19	MOL Hungarian Oil and Gas Nyrt. (m)	1,012
83	OTP Bank Nyrt (a) (m)	1,373
4	Richter Gedeon Nyrt. (m)	606
		3,453
	India — 0.5%
235	Ambuja Cements Ltd., GDR (m)	289
13	Bajaj Auto Ltd.	144
13	Bajaj Finserv Ltd.	31
13	Bajaj Holdings and Investment Ltd., GDR (m)	85
7	Grasim Industries Ltd., GDR	138
90	Hindalco Industries Ltd., GDR (c) (e)	110
4	Housing Development Finance Corp., Ltd. (m)	152
11	ICICI Bank Ltd., ADR (c)	184
14	Infosys Technologies Ltd. (m)	407
119	ITC Ltd., GDR (m)	371
20	Larsen & Toubro Ltd., GDR	322
23	Mahanagar Telephone Nigam, ADR	67
54	NTPC Ltd. (m)	157
36	Ranbaxy Laboratories Ltd., GDR	123
1	Reliance Capital Ltd., GDR (e) (m)	10
15	Reliance Communications Ltd., GDR (e) (m)	67
18	Reliance Industries Ltd. (m)	496
8	Reliance Industries Ltd., GDR (e)	428
— (h)	Reliance Infrastructure Ltd., GDR (e)	10
25	Satyam Computer Services Ltd. (m)	158
6	Sun Pharmaceutical Industries Ltd. (m)	141
96	United Phosphorus Ltd., ADR	206
		4,096

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   23

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ireland — 0.7%
107	Allied Irish Banks plc (m)	572
34	Anglo Irish Bank Corp. plc	109
143	Anglo Irish Bank Corp. plc (m)	453
138	Bank of Ireland (m)	406
42	C&C Group plc (m)	61
82	CRH plc	1,801
20	CRH plc (m)	445
— (h)	DCC plc (m)	8
23	Elan Corp plc, ADR (a) (c)	176
45	Elan Corp plc (a) (m)	338
54	Experian plc (m)	298
16	Grafton Group plc (a) (m)	48
33	Independent News & Media plc (m)	27
51	Irish Life & Permanent plc (m)	174
18	Kerry Group plc, Class A (m)	393
22	Kingspan Group plc (m)	126
35	Ryanair Holdings plc (a) (m)	122
		5,557
	Israel — 0.6%
151	Bank Hapoalim BM (m)	342
123	Bank Leumi Le-Israel BM (m)	324
42	Clal Industries and Investments (m)	113
52	Israel Chemicals Ltd. (m)	523
— (h)	Israel Corp., Ltd. (The) (m)	129
3	Koor Industries Ltd. (m)	87
45	Makhteshim-Agan Industries Ltd. (m)	170
85	Migdal Insurance & Financial Holding Ltd. (m)	58
61	Teva Pharmaceutical Industries Ltd., ADR (c)	2,611
16	Teva Pharmaceutical Industries Ltd. (m)	682
		5,039
	Italy — 7.8%
256	A2A S.p.A. (c)	467
76	Alleanza Assicurazioni S.p.A. (m)	506
47	Arnoldo Mondadori Editore S.p.A. (c)	164
241	Assicurazioni Generali S.p.A. (m)	6,086
65	Atlantia S.p.A. (c)	1,188
27	Autogrill S.p.A. (m)	216
264	Banca Monte dei Paschi di Siena S.p.A. (m)	512
90	Banca Popolare di Milano Scarl (m)	525
159	Banco Popolare SC (m)	1,980
26	Benetton Group S.p.A. (m)	180
46	Bulgari S.p.A. (c)	342
77	Edison S.p.A. (m)	111
1,005	Enel S.p.A. (c)	6,725
594	ENI S.p.A. (m)	14,172
143	Fiat S.p.A. (c)	1,133
69	Finmeccanica S.p.A. (m)	858
17	Fondiaria-Sai S.p.A. (m)	310
59	Gruppo Editoriale L’Espresso S.p.A. (c)	88
89	IFIL — Investments S.p.A. (c)	275
219	Intesa Sanpaolo S.p.A. (m)	649
1,785	Intesa Sanpaolo S.p.A. (m)	6,534
19	Italcementi S.p.A. (c)	222
9	Lottomatica S.p.A. (c)	217
33	Luxottica Group S.p.A. (c)	669
185	Mediaset S.p.A. (c)	1,005
131	Mediobanca S.p.A. (m)	1,497
70	Mediolanum S.p.A. (c)	274
408	Parmalat S.p.A. (m)	716
664	Pirelli & C., S.p.A. (m)	234
10	Prysmian S.p.A. (m)	125
54	Saipem S.p.A. (m)	1,014
1,028	Seat Pagine Gialle S.p.A. (a) (c)	90
214	Snam Rete Gas S.p.A. (m)	1,086
808	Telecom Italia Media S.p.A. (a) (m)	100
2,337	Telecom Italia S.p.A. (m)	2,684
1,149	Telecom Italia S.p.A. RNC (m)	967
254	Terna Rete Elettrica Nazionale S.p.A. (m)	820
59	Tiscali S.p.A. (a) (m)	51
576	UniCredit S.p.A.	1,356
2,091	UniCredito Italiano S.p.A. (m)	5,119
130	Unione di Banche Italiane ScpA (m)	2,195
80	Unipol Gruppo Finanziario S.p.A. (m)	142
		63,604
	Japan — 19.5%
35	77 Bank Ltd. (The) (m)	164
16	Advantest Corp. (c)	230
45	Aeon Co., Ltd. (m)	436
8	Aeon Credit Service Co., Ltd. (m)	81
8	Aiful Corp. (c)	38
30	Aioi Insurance Co., Ltd. (m)	123
19	Aisin Seiki Co., Ltd. (m)	340
38	Ajinomoto Co., Inc. (c)	324
2	Alfresa Holdings Corp. (m)	74
68	All Nippon Airways Co., Ltd. (c)	260
22	Alps Electric Co., Ltd. (m)	120
38	Amada Co., Ltd. (m)	175
3	Amano Corp. (c)	20
— (h)	Aoyama Trading Co., Ltd. (m)	1
56	Aozora Bank Ltd. (c)	47

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
5	Arrk Corp. (a) (m)	3
42	Asahi Breweries Ltd. (m)	688
57	Asahi Glass Co., Ltd. (m)	360
69	Asahi Kasei Corp. (m)	261
14	Asics Corp. (c)	88
42	Astellas Pharma, Inc. (m)	1,699
— (h)	Autobacs Seven Co., Ltd. (m)	1
28	Bank of Kyoto Ltd. (The) (c)	295
99	Bank of Yokohama Ltd. (The) (m)	480
5	Benesse Corp. (m)	222
37	Bridgestone Corp. (m)	641
12	Brother Industries Ltd. (c)	85
6	Canon Marketing Japan, Inc. (c)	107
88	Canon, Inc. (m)	3,068
24	Casio Computer Co., Ltd. (m)	152
— (h)	Central Japan Railway Co. (m)	936
85	Chiba Bank Ltd. (The) (m)	420
61	Chubu Electric Power Co., Inc. (m)	1,591
11	Chugai Pharmaceutical Co., Ltd. (m)	160
24	Chugoku Electric Power Co., Inc. (The) (m)	574
74	Chuo Mitsui Trust Holdings, Inc. (m)	293
42	Citizen Holdings Co., Ltd. (m)	234
6	Coca-Cola West Holdings Co., Ltd. (m)	114
— (h)	COMSYS Holdings Corp. (m)	1
16	Credit Saison Co., Ltd. (m)	172
7	CSK Holdings Corp. (c)	54
48	Dai Nippon Printing Co., Ltd. (m)	571
31	Daicel Chemical Industries Ltd. (m)	113
32	Daido Steel Co., Ltd. (m)	101
63	Daiichi Sankyo Co., Ltd. (m)	1,288
25	Daikin Industries Ltd. (m)	569
17	Dainippon Screen Manufacturing Co., Ltd. (m)	36
4	Daito Trust Construction Co., Ltd. (m)	149
7	Daiwa House Industry Co., Ltd. (m)	65
141	Daiwa Securities Group, Inc. (m)	800
37	Denki Kagaku Kogyo K K (m)	83
38	Denso Corp. (m)	750
— (h)	Dentsu, Inc. (c)	195
68	DIC Corp. (m)	110
2	Dowa Holdings Co., Ltd. (m)	5
— (h)	East Japan Railway Co. (m)	2,185
— (h)	Ebara Corp. (c)	—	(h)
21	Eisai Co., Ltd. (c)	672
16	Electric Power Development Co., Ltd. (m)	480
11	Elpida Memory, Inc. (a) (c)	58
4	FamilyMart Co., Ltd. (m)	177
16	Fanuc Ltd. (m)	1,063
5	Fast Retailing Co., Ltd. (c)	514
56	Fuji Electric Holdings Co., Ltd. (m)	82
33	Fuji Heavy Industries Ltd. (m)	116
— (h)	Fuji Television Network, Inc. (m)	101
33	FUJIFILM Holdings Corp. (m)	755
1	Fujikura Ltd. (m)	2
153	Fujitsu Ltd. (m)	602
65	Fukuoka Financial Group, Inc. (m)	214
63	Furukawa Electric Co., Ltd. (m)	191
44	Gunma Bank Ltd. (The) (m)	223
— (h)	Gunze Ltd. (m)	2
— (h)	H2O Retailing Corp. (c)	3
40	Hachijuni Bank Ltd. (The) (m)	196
2	Hakuhodo DY Holdings, Inc. (m)	91
121	Hankyu Hanshin Holdings, Inc. (m)	571
113	Haseko Corp. (m)	102
3	Hikari Tsushin, Inc. (m)	37
27	Hino Motors Ltd. (m)	62
3	Hirose Electric Co., Ltd. (m)	274
51	Hiroshima Bank Ltd. (The) (m)	190
2	Hitachi Capital Corp. (m)	13
10	Hitachi Chemical Co., Ltd. (m)	101
13	Hitachi Construction Machinery Co., Ltd. (m)	152
5	Hitachi High-Technologies Corp. (m)	84
314	Hitachi Ltd. (m)	1,476
3	Hokkaido Electric Power Co., Inc. (m)	58
117	Hokuhoku Financial Group, Inc. (m)	232
9	Hokuriku Electric Power Co. (m)	227
144	Honda Motor Co., Ltd. (m)	3,573
— (h)	House Foods Corp. (m)	1
38	HOYA Corp. (m)	694
13	Ibiden Co., Ltd. (m)	251
3	Idemitsu Kosan Co., Ltd. (m)	146
128	IHI Corp. (m)	155
— (h)	Index Holdings (a) (m)	8
— (h)	Inpex Corp. (m)	482
31	Isetan Mitsukoshi Holdings Ltd. (a) (c)	296
84	Isuzu Motors Ltd. (m)	148
3	IT Holdings Corp. (a) (m)	33
7	Ito En Ltd. (c)	113
126	ITOCHU Corp. (m)	667
2	Itochu Techno-Solutions Corp. (m)	57
28	J. Front Retailing Co., Ltd. (m)	125

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   25

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
3	Jafco Co., Ltd. (c)	73
86	Japan Airlines Corp. (a) (c)	196
4	Japan Petroleum Exploration Co. (m)	156
— (h)	Japan Prime Realty Investment Corp. (m)	181
— (h)	Japan Real Estate Investment Corp. (m)	257
— (h)	Japan Retail Fund Investment Corp. (m)	137
20	Japan Steel Works Ltd. (The) (m)	142
— (h)	Japan Tobacco, Inc. (m)	1,369
48	JFE Holdings, Inc. (m)	1,218
20	JGC Corp. (m)	213
30	Joyo Bank Ltd. (The) (m)	141
30	JS Group Corp. (m)	386
18	JSR Corp. (m)	199
23	JTEKT Corp. (m)	175
— (h)	Jupiter Telecommunications Co., Ltd. (m)	222
87	Kajima Corp. (c)	251
31	Kamigumi Co., Ltd. (m)	250
27	Kaneka Corp. (m)	125
62	Kansai Electric Power Co., Inc. (The) (m)	1,549
26	Kansai Paint Co., Ltd. (m)	145
50	Kao Corp.	1,467
126	Kawasaki Heavy Industries Ltd. (c)	229
54	Kawasaki Kisen Kaisha Ltd. (m)	214
— (h)	KDDI Corp. (m)	1,372
46	Keihin Electric Express Railway Co., Ltd. (c)	356
56	Keio Corp. (c)	290
34	Keisei Electric Railway Co., Ltd. (m)	167
4	Keyence Corp. (m)	805
13	Kikkoman Corp. (m)	129
11	Kinden Corp. (m)	93
44	Kintetsu Corp. (c)	167
60	Kirin Holdings Co., Ltd. (m)	661
282	Kobe Steel Ltd. (m)	457
73	Komatsu Ltd. (m)	806
— (h)	Komori Corp. (m)	—	(h)
11	Konami Corp. (m)	208
32	Konica Minolta Holdings, Inc. (m)	213
80	Kubota Corp. (m)	403
35	Kuraray Co., Ltd. (m)	270
12	Kurita Water Industries Ltd. (m)	262
14	Kyocera Corp. (m)	844
19	Kyowa Hakko Kogyo Co., Ltd. (m)	155
40	Kyushu Electric Power Co., Inc. (m)	908
8	Lawson, Inc. (m)	410
13	Leopalace21 Corp. (m)	93
3	Mabuchi Motor Co., Ltd. (c)	103
12	Makita Corp. (m)	215
108	Marubeni Corp. (m)	419
32	Marui Group Co., Ltd. (m)	198
36	Matsushita Electric Works Ltd. (m)	313
36	Mazda Motor Corp. (m)	80
16	Mediceo Paltac Holdings Co., Ltd. (m)	170
23	Meiji Dairies Corp. (c)	104
— (h)	Meiji Seika Kaisha Ltd. (m)	—	(h)
45	Minebea Co., Ltd. (m)	121
69	Mitsubishi Chemical Holdings Corp. (m)	279
115	Mitsubishi Corp. (m)	1,935
156	Mitsubishi Electric Corp. (m)	965
106	Mitsubishi Estate Co., Ltd. (m)	1,899
39	Mitsubishi Gas Chemical Co., Inc. (m)	143
282	Mitsubishi Heavy Industries Ltd. (m)	905
13	Mitsubishi Logistics Corp. (m)	116
123	Mitsubishi Materials Corp. (m)	278
205	Mitsubishi Motors Corp. (a) (c)	283
55	Mitsubishi Rayon Co., Ltd. (m)	118
24	Mitsubishi Tanabe Pharma Corp. (m)	253
867	Mitsubishi UFJ Financial Group, Inc. (m)	5,449
6	Mitsubishi UFJ Lease & Finance Co., Ltd. (m)	148
143	Mitsui & Co., Ltd. (m)	1,386
59	Mitsui Chemicals, Inc. (c)	206
11	Mitsui Engineering & Shipbuilding Co., Ltd. (m)	16
72	Mitsui Fudosan Co., Ltd. (m)	1,251
71	Mitsui Mining & Smelting Co., Ltd. (c)	129
102	Mitsui OSK Lines Ltd. (m)	533
32	Mitsui Sumitomo Insurance Group Holdings, Inc. (m)	894
10	Mitsumi Electric Co., Ltd. (m)	134
1	Mizuho Financial Group, Inc. (m)	1,941
93	Mizuho Trust & Banking Co., Ltd. (c)	109
13	Murata Manufacturing Co., Ltd. (m)	441
23	Namco Bandai Holdings, Inc. (c)	238
124	NEC Corp.	367
42	NEC Corp. (m)	125
3	NEC Electronics Corp. (a) (c)	32
— (h)	NET One Systems Co., Ltd. (c)	75
10	NGK Insulators Ltd. (c)	100
18	NGK Spark Plug Co., Ltd. (c)	174
24	NHK Spring Co., Ltd. (m)	97
1	Nichirei Corp. (m)	2
5	Nidec Corp. (m)	245

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
28	Nikon Corp.	395
9	Nintendo Co., Ltd. (m)	2,775
— (h)	Nippon Building Fund, Inc. (m)	413
39	Nippon Electric Glass Co., Ltd. (m)	235
84	Nippon Express Co., Ltd. (m)	338
15	Nippon Meat Packers, Inc. (m)	209
55	Nippon Mining Holdings, Inc. (c)	170
86	Nippon Oil Corp. (m)	352
— (h)	Nippon Paper Group, Inc. (m)	281
55	Nippon Sheet Glass Co., Ltd. (c)	180
1	Nippon Shokubai Co., Ltd. (m)	5
465	Nippon Steel Corp. (m)	1,566
— (h)	Nippon Telegraph & Telephone Corp. (m)	1,873
94	Nippon Yusen KK (m)	455
44	Nipponkoa Insurance Co., Ltd. (m)	264
— (h)	Nishimatsu Construction Co., Ltd. (m)	—	(h)
77	Nishi-Nippon City Bank Ltd. (The) (m)	168
14	Nissan Chemical Industries Ltd. (m)	113
218	Nissan Motor Co., Ltd. (m)	1,083
28	Nisshin Seifun Group, Inc. (m)	298
80	Nisshin Steel Co., Ltd. (m)	107
16	Nisshinbo Industries, Inc. (m)	92
10	Nissin Food Products Co., Ltd. (c)	295
3	Nitori Co., Ltd. (c)	203
13	Nitto Denko Corp. (m)	289
11	NOK Corp. (m)	106
161	Nomura Holdings, Inc. (m)	1,526
8	Nomura Real Estate Holdings, Inc. (c)	159
— (h)	Nomura Real Estate Office Fund, Inc. (m)	114
14	Nomura Research Institute Ltd. (m)	231
45	NSK Ltd. (m)	185
38	NTN Corp. (m)	140
— (h)	NTT Data Corp. (c)	264
1	NTT DoCoMo, Inc. (m)	2,197
— (h)	NTT Urban Development Corp. (c)	103
71	Obayashi Corp. (m)	349
— (h)	Obic Co., Ltd. (m)	51
12	Odakyu Electric Railway Co., Ltd. (c)	88
41	OJI Paper Co., Ltd. (m)	157
— (h)	Oki Electric Industry Co., Ltd. (a) (c)	—	(h)
13	OKUMA Corp. (c)	57
— (h)	Okumura Corp. (c)	1
16	Olympus Corp. (c)	300
23	Omron Corp. (m)	334
7	Ono Pharmaceutical Co., Ltd. (m)	290
21	Onward Holdings Co., Ltd. (c)	153
4	Oracle Corp. Japan (c)	193
6	Oriental Land Co., Ltd. (c)	443
7	ORIX Corp. (m)	677
210	Osaka Gas Co., Ltd. (m)	743
2	OSAKA Titanium Technologies Co. (c)	42
1	Otsuka Corp. (m)	70
153	Panasonic Corp. (m)	2,460
8	Park24 Co., Ltd. (c)	32
17	Pioneer Corp. (m)	51
8	Promise Co., Ltd. (c)	151
1	Rakuten, Inc. (c)	385
1	Resona Holdings, Inc. (c)	542
55	Ricoh Co., Ltd. (m)	593
11	Rohm Co., Ltd. (m)	506
— (h)	Ryohin Keikaku Co., Ltd. (m)	—	(h)
3	Sankyo Co., Ltd. (m)	142
9	Santen Pharmaceutical Co., Ltd. (m)	228
175	Sanyo Electric Co., Ltd. (a) (m)	266
— (h)	Sapporo Hokuyo Holdings, Inc. (m)	129
37	Sapporo Holdings Ltd. (c)	205
1	SBI Holdings, Inc. (m)	175
14	Secom Co., Ltd. (c)	521
18	Sega Sammy Holdings, Inc. (m)	138
13	Seiko Epson Corp. (c)	189
1	Seino Holdings Corp. (m)	3
55	Sekisui Chemical Co., Ltd. (m)	321
22	Sekisui House Ltd. (m)	224
73	Seven & I Holdings Co., Ltd. (c)	2,036
1	SFCG Co., Ltd. (c)	6
71	Sharp Corp. (m)	507
19	Shikoku Electric Power Co., Inc. (m)	560
— (h)	Shimachu Co., Ltd. (m)	1
— (h)	Shimamura Co., Ltd. (m)	5
— (h)	Shimano, Inc. (m)	1
69	Shimizu Corp. (c)	337
35	Shin-Etsu Chemical Co., Ltd. (m)	1,877
6	Shinko Electric Industries Co., Ltd. (m)	37
59	Shinko Securities Co., Ltd. (m)	146
99	Shinsei Bank Ltd. (c)	152
30	Shionogi & Co., Ltd. (m)	512
38	Shiseido Co., Ltd.	774
62	Shizuoka Bank Ltd. (The) (m)	550
48	Showa Denko KK (m)	74
15	Showa Shell Sekiyu KK (m)	123

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   27

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Japan — Continued
2	SMC Corp. (m)	151
70	Softbank Corp. (m)	688
142	Sojitz Corp. (m)	238
64	Sompo Japan Insurance, Inc. (m)	449
88	Sony Corp. (m)	2,083
— (h)	Sony Financial Holdings, Inc. (m)	215
14	Stanley Electric Co., Ltd. (m)	178
12	Sumco Corp. (m)	132
23	Sumitomo Bakelite Co., Ltd. (c)	84
116	Sumitomo Chemical Co., Ltd. (m)	354
90	Sumitomo Corp. (m)	790
74	Sumitomo Electric Industries Ltd. (m)	603
36	Sumitomo Heavy Industries Ltd. (m)	106
347	Sumitomo Metal Industries Ltd. (m)	894
47	Sumitomo Metal Mining Co., Ltd. (m)	353
1	Sumitomo Mitsui Financial Group, Inc. (m)	2,253
— (h)	Sumitomo Osaka Cement Co., Ltd. (m)	—	(h)
38	Sumitomo Realty & Development Co., Ltd. (m)	624
13	Sumitomo Rubber Industries, Inc. (c)	115
149	Sumitomo Trust & Banking Co., Ltd. (The) (m)	692
20	Suruga Bank Ltd. (m)	186
9	Suzuken Co., Ltd. (m)	194
36	Suzuki Motor Corp. (m)	528
17	T&D Holdings, Inc. (m)	641
— (h)	Taiheiyo Cement Corp. (m)	—	(h)
108	Taisei Corp. (m)	250
15	Taisho Pharmaceutical Co., Ltd. (m)	268
21	Taiyo Nippon Sanso Corp. (m)	132
1	Takara Holdings, Inc. (m)	4
12	Takashimaya Co., Ltd. (m)	93
70	Takeda Pharmaceutical Co., Ltd. (m)	3,482
12	Takefuji Corp. (c)	98
5	TDK Corp. (m)	177
86	Teijin Ltd. (c)	223
17	Terumo Corp. (m)	707
14	THK Co., Ltd. (m)	197
89	Tobu Railway Co., Ltd. (c)	453
2	Toho Co., Ltd. (c)	45
3	Toho Titanium Co., Ltd. (c)	29
44	Tohoku Electric Power Co., Inc. (m)	984
6	Tokai Rika Co., Ltd. (m)	58
62	Tokio Marine Holdings, Inc. (m)	1,916
25	Tokuyama Corp. (m)	127
3	Tokyo Broadcasting System, Inc. (m)	60
103	Tokyo Electric Power Co., Inc. (The) (m)	2,929
12	Tokyo Electron Ltd. (m)	411
194	Tokyo Gas Co., Ltd. (m)	834
11	Tokyo Steel Manufacturing Co., Ltd. (m)	87
3	Tokyo Style Co., Ltd. (c)	25
32	Tokyo Tatemono Co., Ltd. (c)	132
114	Tokyu Corp. (m)	448
65	Tokyu Land Corp. (m)	183
38	TonenGeneral Sekiyu KK (c)	321
27	Toppan Printing Co., Ltd. (m)	200
132	Toray Industries, Inc. (c)	614
282	Toshiba Corp. (m)	1,018
40	Tosoh Corp. (m)	79
29	TOTO Ltd. (c)	205
15	Toyo Seikan Kaisha Ltd. (m)	181
7	Toyo Suisan Kaisha Ltd. (m)	180
48	Toyobo Co., Ltd. (m)	68
7	Toyoda Gosei Co., Ltd. (m)	92
13	Toyota Boshoku Corp. (m)	113
1	Toyota Industries Corp. (m)	27
238	Toyota Motor Corp. (m)	9,287
24	Toyota Tsusho Corp. (m)	230
5	Trend Micro, Inc. (m)	123
120	Ube Industries Ltd. (m)	253
4	Unicharm Corp. (m)	268
5	Uniden Corp. (c)	15
13	UNY Co., Ltd. (m)	101
17	Ushio, Inc. (c)	223
1	USS Co., Ltd. (m)	91
— (h)	Wacoal Holdings Corp. (c)	1
— (h)	West Japan Railway Co. (m)	726
1	Yahoo! Japan Corp. (c)	486
13	Yakult Honsha Co., Ltd. (c)	326
7	Yamada Denki Co., Ltd. (m)	364
16	Yamaha Corp. (m)	153
19	Yamaha Motor Co., Ltd. (m)	206
38	Yamato Holdings Co., Ltd. (m)	415
8	Yamazaki Baking Co., Ltd. (m)	102
17	Yaskawa Electric Corp. (m)	75
22	Yokogawa Electric Corp. (m)	102
		159,014
	Luxembourg — 0.6%
86	ArcelorMittal (c)	2,245
5	Millicom International Cellular S.A. (c)	197
2	Reinet Investments SCA (a) (m)	24

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Luxembourg — Continued
213	Tenaris S.A. (m)	2,410
		4,876
	Mexico — 0.5%
26	Alfa S.A.B. de C.V., Class A (c)	53
939	America Movil S.A.B. de C.V., Series L, (c)	1,454
326	Cemex S.A.B. de C.V. (a) (m)	244
37	Controladora Comercial Mexicana S.A.B. de C.V. (c)	10
129	Fomento Economico Mexicano S.A.B. de C.V. (m)	326
24	Grupo Carso S.A.B. de C.V., Class A1 (m)	67
217	Grupo Mexico S.A.B. de C.V., Class B (m)	169
50	Grupo Modelo S.A.B. de C.V., Class C (m)	155
163	Grupo Televisa S.A. (m)	570
65	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (m)	213
268	Telefonos de Mexico S.A.B. de C.V., Class A (m)	229
112	Telefonos de Mexico S.A.B. de C.V. , Class L (m)	101
268	Telmex Internacional S.A.B de C.V., Class A (m)	135
112	Telmex Internacional S.A.B de C.V., Class L (c)	59
178	Wal-Mart de Mexico S.A.B. de C.V., Series V, (c)	480
		4,265
	Netherlands — 3.7%
144	Aegon N.V. (m)	599
25	Akzo Nobel N.V. (m)	1,019
45	ASML Holdings N.V. (a)	780
6	Corio N.V. (m)	301
35	European Aeronautic Defence and Space Co., N.V. (c)	585
8	Fugro N.V. CVA (m)	301
5	Heineken Holding N.V. (m)	163
35	Heineken N.V. (m)	1,189
237	ING Groep N.V. CVA (m)	2,226
33	James Hardie Industries N.V. (m)	94
120	Koninklijke Ahold N.V. (m)	1,284
13	Koninklijke DSM N.V. (m)	361
196	Koninklijke KPN N.V. (m)	2,765
111	Koninklijke Philips Electronics N.V. (m)	2,056
— (h)	OCE N.V. (c)	1
4	Qiagen N.V. (a) (c)	54
9	Randstad Holding N.V. (m)	169
38	Reed Elsevier N.V.	512
190	Royal Dutch Shell plc, Class A (m)	5,229
148	Royal Dutch Shell plc, Class B (m)	4,013
13	SBM Offshore N.V. (m)	234
47	TNT N.V. (m)	982
187	Unilever N.V. CVA (m)	4,498
1	Wereldhave N.V. (m)	95
33	Wolters Kluwer N.V. (m)	589
		30,099
	New Zealand — 0.4%
455	Auckland International Airport Ltd. (m)	487
140	Contact Energy Ltd. (m)	594
8	Fisher & Paykel Appliances Holdings Ltd. (c)	6
2	Fisher & Paykel Healthcare Corp., Ltd. (m)	3
216	Fletcher Building Ltd. (m)	732
194	Sky City Entertainment Group Ltd. (m)	374
10	Sky Network Television Ltd. (m)	22
787	Telecom Corp. of New Zealand Ltd. (c)	1,066
		3,284
	Norway — 0.8%
1	Aker ASA, Class A (m)	14
18	Aker Solutions ASA (m)	101
107	DnB NOR ASA (m)	620
16	Hafslund ASA, Class A (m)	175
2	Norsk Hydro ASA (m)	8
26	Norske Skogindustrier ASA (a) (c)	91
47	Orkla ASA (c)	311
29	Petroleum Geo-Services ASA (a) (c)	146
32	Renewable Energy Corp. A.S. (a) (c)	298
7	Schibsted ASA (m)	80
174	StatoilHydro ASA (m)	3,509
46	Storebrand ASA (m)	110
9	Tandberg ASA (c)	114
91	Telenor ASA (m)	544
19	TGS Nopec Geophysical Co. ASA (a) (c)	105
38	Tomra Systems ASA (m)	179
17	Yara International ASA (c)	350
		6,755
	Philippines — 0.6%
60	Ayala Corp. (m)	291
2,473	Ayala Land, Inc. (m)	300
110	Banco de Oro Unibank, Inc. (m)	61
870	Bank of the Philippine Islands (m)	721
2,589	Filinvest Land, Inc. (m)	23
54	First Philippine Holdings Corp. (m)	20
10	Globe Telecom, Inc. (m)	182
236	Manila Electric Co. (m)	285

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   29

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Philippines — Continued
1,740	Petron Corp. (m)	174
24	Philippine Long Distance Telephone Co. (m)	971
2,078	PNOC Energy Development Corp. (m)	126
252	San Miguel Corp., Class B (m)	260
6,707	SM Prime Holdings, Inc. (m)	1,155
		4,569
	Portugal — 0.8%
74	Banco BPI S.A., Class G (m)	152
562	Banco Comercial Portugues S.A., Class R (c)	653
60	Banco Espirito Santo S.A. (m)	574
87	BRISA (c)	665
81	Cimpor Cimentos de Portugal SGPS S.A. (c)	369
529	Energias de Portugal S.A. (m)	1,803
91	Jeronimo Martins SGPS S.A. (m)	465
192	Portugal Telecom SGPS S.A. (c)	1,261
206	Sonae SGPS S.A. (m)	125
50	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS S.A. (c)	256
		6,323
	Singapore — 0.6%
48	Allgreen Properties Ltd. (m)	13
68	Ascendas REIT (m)	75
65	CapitaCommercial Trust (m)	45
102	CapitaLand Ltd. (m)	204
69	CapitaMall Trust (m)	92
68	Chartered Semiconductor Manufacturing Ltd. (a) (c)	11
33	City Developments Ltd. (m)	146
133	ComfortDelgro Corp., Ltd. (m)	109
53	Cosco Corp. Singapore Ltd. (c)	29
61	DBS Group Holdings Ltd. (m)	465
56	Fraser and Neave Ltd. (c)	106
379	Golden Agri-Resources Ltd. (m)	51
7	Haw Par Corp., Ltd. (m)	17
10	Jardine Cycle & Carriage Ltd. (m)	65
74	Keppel Corp., Ltd. (m)	231
24	Keppel Land Ltd. (c)	31
30	Neptune Orient Lines Ltd. (m)	25
41	Olam International Ltd. (c)	36
131	Oversea-Chinese Banking Corp. (m)	444
41	Parkway Holdings Ltd. (m)	44
59	SembCorp Industries Ltd. (m)	99
56	SembCorp Marine Ltd. (c)	70
35	Singapore Airlines Ltd. (m)	269
35	Singapore Exchange Ltd. (m)	125
9	Singapore Land Ltd. (c)	20
13	Singapore Petroleum Co., Ltd. (m)	19
97	Singapore Post Ltd. (m)	47
49	Singapore Press Holdings Ltd. (m)	108
90	Singapore Technologies Engineering Ltd. (m)	142
478	Singapore Telecommunications Ltd. (m)	804
46	SMRT Corp., Ltd. (c)	48
55	STATS ChipPAC Ltd. (a) (m)	17
68	Suntec Real Estate Investment Trust (m)	33
67	United Overseas Bank Ltd. (m)	604
35	UOL Group Ltd. (m)	46
6	Venture Corp., Ltd. (m)	23
51	Wilmar International Ltd. (c)	88
33	Wing Tai Holdings Ltd. (c)	15
		4,816
	South Africa — 0.5%
8	Adcock Ingram Holdings Ltd. (a) (m)	27
3	Anglo Platinum Ltd. (m)	123
6	AngloGold Ashanti Ltd. (m)	118
12	ArcelorMittal South Africa Ltd. (m)	109
13	Barloworld Ltd. (m)	75
12	Bidvest Group Ltd. (m)	126
9	Discovery Holdings Ltd. (m)	21
153	FirstRand Ltd. (m)	222
13	Freeworld Coatings Ltd. (m)	8
27	Gold Fields Ltd. (m)	188
23	Impala Platinum Holdings Ltd. (m)	235
9	Mondi Ltd.	37
59	MTN Group Ltd. (m)	664
14	Naspers Ltd., Class N (m)	238
14	Nedbank Group Ltd. (m)	139
24	Pretoria Portland Cement Co., Ltd. (m)	74
110	Sanlam Ltd. (m)	181
14	Sappi Ltd. (m)	86
24	Sasol Ltd. (m)	699
48	Shoprite Holdings Ltd. (m)	252
56	Standard Bank Group Ltd. (m)	441
17	Telkom S.A. Ltd. (m)	184
8	Tiger Brands Ltd. (m)	112
		4,359
	South Korea — 0.5%
2	Cheil Worldwide, Inc. (m)	313
4	Daelim Industrial Co. (m)	118
10	Daewoo Shipbuilding & Marine Engineering Co., Ltd. (m)	95

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Korea — Continued
10	Daishin Securities Co., Ltd. (m)	109
8	Hyundai Mobis (m)	443
6	LG Chem Ltd. (m)	358
6	LG Electronics, Inc. (m)	479
3	POSCO (m)	716
1	Samsung Electronics Co., Ltd. (m)	590
5	Samsung Fire & Marine Insurance Co., Ltd. (m)	616
1	Shinsegae Co., Ltd. (m)	274
1	SK Telecom Co., Ltd. (m)	186
		4,297
	Spain — 5.5%
28	Abertis Infraestructuras S.A. (m)	478
3	Acciona S.A. (m)	253
34	Acerinox S.A. (c)	430
25	ACS Actividades de Construccion y Servicios S.A. (c)	931
8	Antena 3 de Television S.A. (c)	41
530	Banco Bilbao Vizcaya Argentaria S.A. (m)	6,152
95	Banco de Sabadell S.A. (c)	645
128	Banco Popular Espanol S.A. (c)	1,162
939	Banco Santander S.A. (m)	10,152
8	Banco Santander S.A. (m)	88
34	Bankinter S.A. (c)	370
36	Cintra Concesiones de Infraestructuras de Transporte S.A. (c)	320
17	Ebro Puleva S.A. (c)	224
2	Endesa S.A. (m)	67
4	Fomento de Construcciones y Contratas S.A. (c)	147
26	Gamesa Corp. Tecnologica S.A. (m)	427
9	Gas Natural SDG S.A. (m)	286
22	Gestevision Telecinco S.A. (c)	175
10	Grupo Ferrovial S.A. (c)	309
519	Iberdrola S.A. (m)	3,758
51	Iberia Lineas Aereas de Espana (m)	121
31	Inditex S.A. (c)	1,038
21	Indra Sistemas S.A. (c)	402
65	Mapfre S.A. (c)	208
23	NH Hoteles S.A. (c)	172
4	Promotora de Informaciones S.A. (c)	15
17	Red Electrica de Espana (m)	739
96	Repsol YPF S.A. (m)	1,816
16	Sacyr Vallehermoso S.A. (c)	143
2	Sociedad General de Aguas de Barcelona S.A., Class A (m)	45
629	Telefonica S.A. (m)	11,645
2	Telefonica S.A., ADR	124
60	Union Fenosa S.A. (m)	1,278
14	Zardoya Otis S.A. (c)	271
18	Zeltia S.A. (c)	87
		44,519
	Sweden — 1.4%
45	Alfa Laval AB (c)	323
20	Assa Abloy AB, Class B (c)	228
49	Atlas Copco AB, Class A (m)	408
20	Boliden AB (c)	49
10	D. Carnegie AB (m)	28
23	Electrolux AB, Class B (m)	210
1	Elekta AB, Class B (c)	13
13	Eniro AB (c)	30
2	Getinge AB, Class B (m)	28
44	Hennes & Mauritz AB, Class B (c)	1,594
12	Hoganas AB, Class B (m)	164
4	Holmen AB, Class B (m)	112
7	Husqvarna AB, Class A (c)	47
23	Husqvarna AB, Class B (c)	158
41	Investor AB, Class B (m)	617
28	Kungsleden AB (c)	137
3	Modern Times Group AB, Class B (m)	58
35	Niscayah Group AB (m)	36
22	Nordea Bank AB (a) (m)	183
162	Nordea Bank AB (m)	1,299
72	Sandvik AB (m)	468
3	Scania AB, Class B (m)	24
35	Securitas AB, Class B (m)	339
30	Skandinaviska Enskilda Banken AB, Class A (c)	292
27	Skanska AB, Class B (m)	236
29	SKF AB, Class B (c)	267
6	Ssab Svenskt Stal AB, Class A (c)	57
10	Ssab Svenskt Stal AB, Class B (m)	95
25	Svenska Cellulosa AB, Class B (m)	185
38	Svenska Handelsbanken AB, Class A (m)	698
30	Swedbank AB, Class A (c)	245
12	Swedish Match AB (m)	164
16	Tele2 AB, Class B (m)	132
239	Telefonaktiebolaget LM Ericsson, Class B (m)	1,626
191	TeliaSonera AB (m)	841
8	Trelleborg AB, Class B (c)	49
22	Volvo AB, Class A (c)	116

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   31

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Sweden — Continued
57	Volvo AB, Class B (c)	296
		11,852
	Switzerland — 2.3%
53	ABB Ltd. (a) (m)	691
7	Adecco S.A. (m)	234
2	Aryzta AG (a) (m)	78
3	Clariant AG (a) (m)	18
17	Compagnie Financiere Richermont S.A., Class A (a)	357
37	Credit Suisse Group AG (m)	1,392
— (h)	Givaudan S.A. (m)	133
10	Holcim Ltd. (m)	560
1	Kudelski S.A. (m)	12
— (h)	Kuoni Reisen Holding AG (m)	10
3	Logitech International S.A. (a) (m)	48
2	Lonza Group AG (m)	178
1	Micronas Semiconductor Holding AG (a) (m)	2
95	Nestle S.A. (m)	3,707
1	Nobel Biocare Holding AG (m)	24
69	Novartis AG (m)	3,507
— (h)	OC Oerlikon Corp. AG (a) (c)	24
19	Roche Holding AG (m)	2,910
1	Roche Holding AG (m)	136
— (h)	SGS S.A. (m)	62
— (h)	Sonova Holding AG (m)	5
93	STMicroelectronics N.V. (m)	762
— (h)	Sulzer AG (m)	25
1	Swatch Group AG (m)	21
13	Swiss Reinsurance (m)	527
1	Swisscom AG (m)	309
3	Syngenta AG (m)	652
59	UBS AG (a) (m)	1,007
32	Xstrata plc (m)	555
4	Zurich Financial Services AG (m)	912
		18,858
	Taiwan — 0.5%
424	Asustek Computer, Inc. (m)	607
202	Cathay Financial Holding Co., Ltd. (m)	216
179	Chi Mei Optoelectronics Corp. (m)	66
377	China Steel Corp. (m)	273
417	Far Eastern Textile Co., Ltd. (m)	242
206	HON HAI Precision Industry Co., Ltd. (m)	498
525	Quanta Computer, Inc. (m)	552
1,311	Taishin Financial Holdings Co., Ltd. (m)	196
473	Taiwan Mobile Co., Ltd. (m)	654
589	Taiwan Semiconductor Manufacturing Co., Ltd. (m)	858
335	United Microelectronics Corp. (m)	92
		4,254
	Thailand — 0.5%
252	Advanced Info Service pcl	530
396	Bangkok Bank pcl, Class F (m)	801
152	Electricity Generating pcl (m)	253
11	Hana Microelectronics pcl (m)	3
347	Kasikornbank pcl (m)	505
750	Krung Thai Bank pcl (m)	84
258	Nation Multimedia Group pcl (a) (m)	29
150	PTT Exploration & Production pcl (m)	367
110	PTT pcl (m)	498
137	Siam Cement pcl (m)	415
296	Siam Commercial Bank pcl (m)	451
183	Thai Airways International pcl (m)	40
		3,976
	Turkey — 0.4%
128	Akbank TAS (m)	439
44	Akcansa Cimento AS (m)	74
64	Aksigorta AS (m)	132
45	Anadolu Efes Biracilik Ve Malt Sanayii AS (m)	377
40	Arcelik (m)	57
124	Eregli Demir ve Celik Fabrikalari TAS (m)	381
18	Ford Otomotiv Sanayi AS (m)	57
— (h)	Trakya Cam Sanayi AS (a) (m)	—	(h)
20	Tupras Turkiye Petrol Rafine (m)	253
92	Turkcell Iletisim Hizmet AS (m)	461
166	Turkiye Garanti Bankasi AS (a) (m)	278
205	Turkiye Is Bankasi, Class C (m)	583
133	Yapi ve Kredi Bankasi AS (a) (m)	169
		3,261
	United Kingdom — 10.1%
19	3i Group plc (m)	164
34	Acergy S.A. (c)	228
34	Aegis Group plc (m)	36
20	AMEC plc (m)	171
70	Anglo American plc (m)	1,747
30	Antofagasta plc (m)	186
20	Associated British Foods plc (m)	220
79	AstraZeneca plc (m)	3,346
141	Aviva plc (m)	839
185	BAE Systems plc (m)	1,039

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
24	Balfour Beatty plc (m)	99
449	Barclays plc (m)	1,286
6	Bellway plc (m)	52
6	Berkeley Group Holdings plc (a) (m)	69
183	BG Group plc (m)	2,689
122	BHP Billiton plc (m)	2,077
1,013	BP plc (m)	8,260
28	British Airways plc (m)	63
91	British American Tobacco plc (m)	2,505
57	British Energy Group plc (m)	677
25	British Land Co. plc (m)	251
60	British Sky Broadcasting Group plc (m)	363
411	BT Group plc (m)	772
19	Bunzl plc (m)	189
21	Burberry Group plc (m)	95
132	Cable & Wireless plc (m)	262
69	Cadbury plc (m)	633
7	Cairn Energy plc (a) (m)	175
30	Capita Group plc (The) (m)	310
8	Carnival plc (m)	176
19	Carphone Warehouse Group plc (m)	41
202	Centrica plc (m)	994
56	Cobham plc (m)	169
99	Compass Group plc (m)	459
14	Daily Mail & General Trust, Class A (m)	66
140	Diageo plc (m)	2,136
27	Enterprise Inns plc (m)	43
21	Eurasian Natural Resources Corp. (m)	104
22	Firstgroup plc (m)	143
137	Friends Provident plc (m)	158
64	G4S plc (m)	192
34	GKN plc (m)	66
293	GlaxoSmithKline plc (m)	5,635
14	Hammerson plc (m)	161
65	Hays plc (m)	72
288	HBOS plc (m)	471
41	Home Retail Group plc (m)	131
645	HSBC Holdings plc (m)	7,635
33	ICAP plc (m)	167
18	IMI plc (m)	80
54	Imperial Tobacco Group plc (m)	1,440
19	Inchcape plc (m)	25
14	Intercontinental Hotels Group plc (m)	122
15	International Personal Finance plc (m)	34
73	International Power plc (m)	262
36	Invensys plc (a) (m)	89
16	Investec plc (m)	60
191	ITV plc (m)	92
53	J Sainsbury plc (m)	242
10	Johnson Matthey plc (m)	153
10	Kazakhmys plc (m)	45
114	Kingfisher plc (m)	210
33	Ladbrokes plc (m)	84
28	Land Securities Group plc (m)	490
367	Legal & General Group plc (m)	422
12	Liberty International plc (m)	137
4	Lighthouse Caledonia ASA (a) (m)	2
310	Lloyds TSB Group plc (m)	1,003
70	Logica plc (m)	78
8	London Stock Exchange Group plc (m)	75
7	Lonmin plc (m)	140
94	Man Group plc (m)	542
88	Marks & Spencer Group plc (m)	311
27	Meggitt plc (m)	58
63	Meinl European Land Ltd. (a) (m)	285
4	Metro International S.A., Class B, ADR (a) (m)	1
14	Michael Page International plc (m)	46
23	Mitchells & Butlers plc (m)	59
13	Mondi plc (m)	48
9	National Express Group plc (m)	80
138	National Grid plc (m)	1,555
12	Next plc (m)	196
261	Old Mutual plc (m)	211
42	Pearson plc (m)	419
14	Persimmon plc (m)	66
138	Prudential plc (m)	691
13	Punch Taverns plc (m)	33
33	Reckitt Benckiser Group plc (m)	1,396
65	Reed Elsevier plc (m)	572
94	Rentokil Initial plc (m)	68
29	Rexam plc (m)	174
55	Rio Tinto plc (m)	2,548
104	Rolls-Royce Group plc (a) (m)	551
104	Rolls-Royce Group plc, Class C (a) (m)	10
875	Royal Bank of Scotland Group plc (m)	964
193	RSA Insurance Group plc (m)	429
52	SABMiller plc (m)	821
65	Sage Group plc (m)	183
6	Schroders plc (m)	76
51	Scottish & Southern Energy plc (m)	997

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   33

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	United Kingdom — Continued
23	Segro plc (m)	106
26	Serco Group plc (m)	154
11	Severn Trent plc (m)	245
34	Shire Ltd. (m)	440
50	Smith & Nephew plc (m)	456
25	Smiths Group plc (m)	322
22	Stagecoach Group plc (m)	66
75	Standard Chartered plc (m)	1,235
129	Standard Life plc (m)	498
2	Stolt-Nielsen S.A. (c)	17
27	Tate & Lyle plc (m)	159
58	Taylor Wimpey plc (m)	9
431	Tesco plc (m)	2,360
32	Thomas Cook Group plc (m)	87
10	Thomson Reuters plc (m)	178
42	Tomkins plc (m)	77
25	TUI Travel plc (m)	76
38	Tullow Oil plc (m)	327
69	Unilever plc (m)	1,552
11	United Business Media Ltd. (m)	73
37	United Utilities Group plc (m)	417
5	Vedanta Resources plc (m)	68
2,854	Vodafone Group plc (m)	5,491
11	Whitbread plc (m)	156
16	William Hill plc (m)	49
137	Wm Morrison Supermarkets plc (m)	585
34	Wolseley plc (m)	186
61	WPP Group plc (m)	363
		82,249
	Total Common Stocks (Cost $744,061)	746,193
	Investment Companies — 0.7%
70	iShares MSCI Germany Index Fund (c)	1,290
183	iShares MSCI Pacific ex-Japan Index Fund (c)	4,838
	Total Investment Companies (Cost $7,434)	6,128
	Preferred Stocks — 0.8%
	Brazil — 0.3%
34	Aracruz Celulose S.A., Class B	41
25	Banco Bradesco S.A. (m)	288
65	Banco Itau Holding Financeira S.A.	701
15	Cia Energetica de Minas Gerais (m)	228
29	Cia Vale do Rio Doce, Class A (m)	337
37	Petroleo Brasileiro S.A. (m)	397
20	Tele Norte Leste Participacoes S.A. (m)	269
		2,261
	Germany — 0.5%
12	Fresenius SE (m)	737
29	Henkel AG & Co. KGaA (m)	834
13	Porsche Automobil Holding SE (c)	1,140
16	ProSiebenSat.1 Media AG (c)	46
7	RWE AG (m)	423
14	Volkswagen AG (m)	871
		4,051
	Italy — 0.0% (g)
210	Unipol Gruppo Finanziario S.p.A. (m)	230
	Japan — 0.0% (g)
2	Ito En Ltd. (m)	23
	Total Preferred Stocks (Cost $4,887)	6,565
	Total Long-Term Investments (Cost $756,382)	758,886

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)
Rights — 0.1% (a)
	Australia — 0.0% (g)
31	Goodman Group, expiring 11/21/08	1
	Brazil — 0.0%
11	Rio Bond Right, expiring 12/31/09	—
	France — 0.1%
99	Suez Environment Co., expiring 11/19/08	454
	Japan — 0.0%
24	Dowa Mining Co., Ltd., expiring 01/29/10	—
	Total Rights (Cost $534)	455

SHARES
Short-Term Investment — 3.0%
Investment Company — 3.0%
24,103	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $24,103)	24,103

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 10.3%
	Certificate of Deposit — 0.8%
7,000	Calyon, New York, VAR, 1.15%, 03/15/10	6,647

SHARES	SECURITY DESCRIPTION	VALUE($)
	Investment Company — 9.5%
77,717	JPMorgan Prime Money Market Fund, Capital Shares (b)	77,717
	Total Investments of Cash Collateral for Securities on Loan (Cost $84,715)	84,364
	Total Investments — 106.3% (Cost $865,734)	867,808
	Liabilities in Excess of Other Assets — (6.3)%	(51,411)
	NET ASSETS — 100.0%	$816,397

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	PERCENTAGE
Commercial Banks	14.0%
Oil, Gas & Consumable Fuels	8.1
Pharmaceuticals	6.0
Electric Utilities	5.7
Diversified Telecommunication Services	5.4
Automobiles	5.1
Insurance	4.5
Metals & Mining	3.5
Chemicals	2.8
Food Products	2.2
Wireless Telecommunication Services	2.2
Food & Staples Retailing	2.1
Multi-Utilities	2.0
Industrial Conglomerates	1.7
Media	1.5
Beverages	1.5
Capital Markets	1.5
Machinery	1.4
Real Estate Management & Development	1.2
Diversified Financial Services	1.1
Electrical Equipment	1.1
Software	1.1
Household Durables	1.0
Short-Term Investments	3.1
Others (each less than 1.0%)	20.2

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   35

JPMorgan International Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
89	TOPIX	12/11/08	$7,716	$(1,372)
527	Dow Jones Euro STOXX 50 Index	12/19/08	17,410	(1,939)
82	FTSE 100 Index	12/19/08	5,778	(430)
				$(3,741)

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Common Stocks — 96.7%
	Australia — 0.7%
59	Macquarie Group Ltd. (c)	1,164
29	Southern Pacific Petroleum N.L. (a) (m)	—	(h)
		1,164
	Austria — 0.7%
42	Intercell AG (a) (m)	1,163
	China — 2.2%
238	Anhui Conch Cement Co., Ltd., Class H (a) (m)	758
1,766	China Construction Bank Corp., Class H	876
632	China Merchants Bank Co., Ltd., Class H (m)	968
1,016	Parkson Retail Group Ltd. (m)	943
		3,545
	Finland — 2.1%
124	Nokia OYJ (m)	1,897
207	Ruukki Group OYJ	377
51	Sampo OYJ, Class A (m)	1,014
		3,288
	France — 16.0%
33	Alstom S.A. (m)	1,636
38	BNP Paribas (m)	2,718
36	Bouygues	1,517
56	Cie Generale de Geophysique-Veritas (a) (c)	906
43	Compagnie Generale des Etablissements Michelin, Class B (m)	2,192
57	GDF Suez (m)	2,529
60	Sanofi-Aventis S.A. (m)	3,820
23	Societe Generale	1,259
44	Sodexo	2,114
73	Total S.A. (m)	4,039
92	Vivendi (m)	2,417
		25,147
	Germany — 6.7%
61	Bayer AG (c)	3,366
44	Daimler AG (m)	1,503
84	E.ON AG (m)	3,141
51	Lanxess AG (m)	770
13	Muenchener Rueckversicherungs AG (m)	1,733
		10,513
	Greece — 0.4%
30	National Bank of Greece S.A. (m)	648
	Hong Kong — 0.6%
486	Li & Fung Ltd. (m)	975
	Italy — 1.2%
519	Intesa Sanpaolo S.p.A. (m)	1,901
	Japan — 19.5%
182	Chugai Pharmaceutical Co., Ltd. (m)	2,593
1	Japan Tobacco, Inc. (m)	2,625
68	JFE Holdings, Inc. (m)	1,740
484	Kubota Corp. (m)	2,429
120	Mitsubishi Corp. (m)	2,018
278	Mitsubishi Electric Corp. (m)	1,724
383	Mitsubishi UFJ Financial Group, Inc. (m)	2,407
115	Mitsui & Co., Ltd. (m)	1,114
10	Nintendo Co., Ltd. (m)	3,117
265	Nippon Sheet Glass Co., Ltd. (c)	867
41	Shin-Etsu Chemical Co., Ltd. (m)	2,164
124	Shiseido Co., Ltd. (c)	2,551
— (h)	Sumitomo Mitsui Financial Group, Inc. (m)	1,483
75	Toyota Motor Corp. (m)	2,929
41	Yakult Honsha Co., Ltd. (c)	1,029
		30,790
	Netherlands — 9.3%
117	ING Groep N.V. CVA (m)	1,096
238	Koninklijke KPN N.V. (m)	3,346
229	Royal Dutch Shell plc, Class A (m)	6,345
83	TNT N.V. (m)	1,760
86	Unilever N.V. CVA (m)	2,065
		14,612
	South Korea — 1.1%
59	Hana Financial Group, Inc. (m)	935
2	Samsung Electronics Co., Ltd. (m)	838
		1,773
	Spain — 3.7%
211	Banco Santander S.A. (m)	2,284
188	Telefonica S.A. (m)	3,480
		5,764
	Sweden — 1.9%
144	Atlas Copco AB, Class A (m)	1,205
48	Hennes & Mauritz AB, Class B (c)	1,720
		2,925
	Switzerland — 8.8%
61	Credit Suisse Group AG (m)	2,275
76	Nestle S.A. (m)	2,944
32	Roche Holding AG (m)	4,853
117	UBS AG (a) (m)	1,988
9	Zurich Financial Services AG (m)	1,785
		13,845

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   37

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — 2.2%
244	HON HAI Precision Industry Co., Ltd., GDR (m)	1,193
269	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,218
		3,411
	United Kingdom — 19.6%
297	BAE Systems plc (m)	1,672
228	BG Group plc (m)	3,360
157	BHP Billiton plc (m)	2,668
700	BT Group plc (m)	1,316
163	Cadbury plc (m)	1,496
302	HSBC Holdings plc (m)	3,579
123	Imperial Tobacco Group plc (m)	3,288
106	Intercontinental Hotels Group plc (m)	902
389	International Power plc (m)	1,392
328	Premier Farnell plc (m)	688
64	Reckitt Benckiser Group plc (m)	2,718
324	Royal Bank of Scotland Group plc (m)	358
79	Shire Ltd. (m)	1,032
515	Tesco plc (m)	2,819
231	TUI Travel plc (m)	704
811	Vodafone Group plc (m)	1,560
317	Wm Morrison Supermarkets plc (m)	1,352
		30,904
	Total Long-Term Investments (Cost $209,541)	152,368
Short-Term Investment — 3.6%
	Investment Company — 3.6%
5,700	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $5,700)	5,700
Investments of Cash Collateral for Securities on Loan — 5.0%
	Investment Company — 5.0%
7,895	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $7,895)	7,895
	Total Investments — 105.3% (Cost $223,136)	165,963
	Liabilities in Excess of Other Assets — (5.3)%	(8,404)
	NET ASSETS — 100.0%	$157,559

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	Percentage
Commercial Banks	12.3%
Pharmaceuticals	9.9
Oil, Gas & Consumable Fuels	8.7
Diversified Telecommunication Services	5.2
Food Products	4.8
Tobacco	3.7
Capital Markets	3.4
Insurance	2.9
Automobiles	2.8
Metals & Mining	2.8
Food & Staples Retailing	2.6
Hotels, Restaurants & Leisure	2.4
Machinery	2.3
Electrical Equipment	2.1
Electric Utilities	2.0
Trading Companies & Distributors	2.0
Software	2.0
Semiconductors & Semiconductor Equipment	1.9
Chemicals	1.9
Household Products	1.7
Personal Products	1.6
Multi-Utilities	1.6
Media	1.5
Auto Components	1.4
Communications Equipment	1.2
Electronic Equipment, Instruments & Components	1.2
Air Freight & Logistics	1.1
Specialty Retail	1.1
Aerospace & Defense	1.1
Wireless Telecommunication Services	1.0
Construction & Engineering	1.0
Short-Term Investments	3.6
Others (each less than 1.0%)	5.2

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
15,041,764	AUD	11/10/08	$13,191		$9,990		$(3,201)
2,856,432	CHF	11/10/08	2,655		2,463		(192)
14,998,089	EUR	11/10/08	20,602		19,112		(1,490)
639,126	EUR
1,282,277	for AUD	11/10/08	852	#	814	#	(38)
7,059,398	GBP	11/10/08	12,408		11,357		(1,051)
20,769,920	HKD	11/10/08	2,663		2,680		17
1,485,743,401	JPY	11/10/08	14,517		15,085		568
134,472,332	JPY
7,907,346	for SEK	11/10/08	1,019	#	1,366	#	347
12,140,709	NOK	11/10/08	2,275		1,802		(473)
30,926,014	SEK	11/10/08	4,957		3,985		(972)
4,925,877	SGD	11/10/08	3,482		3,322		(160)
1,050,964	EUR	02/10/09	1,375		1,336		(39)
			$79,996		$73,312		$(6,684)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,704,025	AUD	11/10/08	$1,450	$1,132	$318
3,607,076	CHF	11/10/08	3,264	3,111	153
25,550,854	EUR	11/10/08	36,853	32,559	4,294
7,219,338	GBP	11/10/08	12,891	11,614	1,277
12,918,386	HKD	11/10/08	1,664	1,667	(3)
968,139,257	JPY	11/10/08	9,183	9,830	(647)
2,485,773	NOK	11/10/08	434	369	65
20,568,059	SEK	11/10/08	3,035	2,650	385
2,490,179	SGD	11/10/08	1,786	1,679	107
6,475,000	HKD	02/10/09	835	835	— (h)
195,230,801	JPY	02/10/09	1,995	1,991	4
2,916,858	NOK	02/10/09	434	430	4
			$73,824	$67,867	$5,957

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   39

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.7%
	Common Stocks — 95.7%
	Australia — 0.8%
543	Australia & New Zealand Banking Group Ltd. (m)	6,364
	China — 1.1%
8,898	China Construction Bank Corp., Class H	4,414
3,120	China Merchants Bank Co., Ltd., Class H (m)	4,779
		9,193
	Finland — 1.5%
272	Nokia OYJ (m)	4,171
1,576	Ruukki Group OYJ (c)	2,868
263	Sampo OYJ, Class A (m)	5,263
		12,302
	France — 20.1%
107	Alstom S.A. (m)	5,289
303	BNP Paribas (m)	21,852
189	Bouygues	8,043
208	Compagnie Generale des Etablissements Michelin, Class B (m)	10,683
553	GDF Suez (m)	24,631
342	Sanofi-Aventis S.A. (m)	21,649
165	Societe Generale (c)	8,983
197	Sodexo	9,475
671	Total S.A. (m)	36,891
596	Vivendi (m)	15,588
		163,084
	Germany — 8.0%
130	Allianz SE (m)	9,555
248	Bayer AG (c)	13,587
349	Daimler AG (m)	11,839
388	E.ON AG (m)	14,535
254	Lanxess AG (m)	3,840
86	Muenchener Rueckversicherungs AG (m)	11,216
		64,572
	Greece — 1.0%
247	National Bank of Greece S.A. (m)	5,437
16	Sidenor Steel Products Manufacturing Co. S.A.	69
665	Sidenor Steel Products Manufacturing Co. S.A. (m)	2,938
		8,444
	Hong Kong — 1.0%
932	Sun Hung Kai Properties Ltd. (m)	8,165
	Italy — 2.1%
4,666	Intesa Sanpaolo S.p.A. (m)	17,076
	Japan — 18.1%
934	Daiwa Securities Group, Inc. (m)	5,280
5	Japan Tobacco, Inc. (m)	18,246
349	JFE Holdings, Inc. (m)	8,902
289	Kao Corp. (c)	8,451
1,856	Kubota Corp. (m)	9,316
1,793	Marubeni Corp. (m)	6,966
635	Mitsubishi Corp. (m)	10,644
1,657	Mitsubishi Electric Corp. (m)	10,272
1,624	Mitsubishi UFJ Financial Group, Inc. (m)	10,205
43	Nintendo Co., Ltd. (m)	13,913
1	Nippon Sheet Glass Co., Ltd. (c)	2
2	Nippon Telegraph & Telephone Corp. (m)	6,680
220	Shin-Etsu Chemical Co., Ltd. (m)	11,667
1	Sumitomo Mitsui Financial Group, Inc. (m)	4,570
557	Toyota Motor Corp. (m)	21,740
		146,854
	Netherlands — 9.3%
933	Aegon N.V. (m)	3,878
505	ING Groep N.V. CVA (m)	4,733
885	Koninklijke KPN N.V. (m)	12,458
1,574	Royal Dutch Shell plc, Class A (m)	43,256
471	Unilever N.V. CVA (m)	11,353
		75,678
	South Korea — 1.3%
425	Hana Financial Group, Inc. (m)	6,745
10	Samsung Electronics Co., Ltd. (m)	4,053
		10,798
	Spain — 4.0%
1,945	Banco Santander S.A. (m)	21,032
549	Iberdrola S.A. (m)	3,970
408	Telefonica S.A. (m)	7,550
		32,552
	Sweden — 0.8%
746	Atlas Copco AB, Class A (m)	6,256
	Switzerland — 8.7%
600	Credit Suisse Group AG (m)	22,453
85	Roche Holding AG (m)	13,045
1,226	UBS AG (a) (m)	20,804
70	Zurich Financial Services AG (m)	14,128
		70,430
	Taiwan — 1.9%
2,029	HON HAI Precision Industry Co., Ltd. (m)	4,898

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Taiwan — Continued
1,256	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	10,373
		15,271
	United Kingdom — 16.0%
1,985	Afren plc (a) (m)	1,523
1,521	BAE Systems plc (m)	8,550
396	BHP Billiton plc (m)	6,723
3,499	BP plc (m)	28,519
1,063	Britvic plc (m)	3,903
3,723	BT Group plc (m)	6,996
2,542	HSBC Holdings plc (m)	30,111
414	Imperial Tobacco Group plc (m)	11,092
2,073	International Power plc (m)	7,416
3,289	Royal Bank of Scotland Group plc (m)	3,622
1,230	TUI Travel plc (m)	3,755
9,386	Vodafone Group plc (m)	18,055
		130,265
	Total Long-Term Investments (Cost $1,127,095)	777,304

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.7%
	Investment Company — 4.7%
38,308	JPMorgan Prime Money Market Fund, Institutional Class Shares (b) (Cost $38,308)	38,308
Investments of Cash Collateral for Securities on Loan — 1.5%
	Investment Company — 1.5%
12,364	JPMorgan Prime Money Market Fund, Capital Shares (b) (Cost $12,364)	12,364
	Total Investments — 101.9% (Cost $1,177,767)	827,976
	Liabilities in Excess of Other Assets — (1.9)%	(15,101)
	NET ASSETS — 100.0%	$812,875

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   41

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except number of contracts)

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments: (excluding Investments of Cash Collateral for Securities on Loan):

INDUSTRY	Percentage
Commercial Banks	17.8%
Oil, Gas & Consumable Fuels	13.5
Capital Markets	6.0
Pharmaceuticals	5.9
Insurance	5.4
Diversified Telecommunication Services	4.1
Automobiles	4.1
Tobacco	3.6
Multi-Utilities	3.0
Metals & Mining	2.3
Electric Utilities	2.3
Wireless Telecommunication Services	2.2
Trading Companies & Distributors	2.2
Media	1.9
Machinery	1.9%
Electrical Equipment	1.9
Chemicals	1.9
Semiconductors & Semiconductor Equipment	1.8
Software	1.7
Hotels, Restaurants & Leisure	1.6
Food Products	1.4
Auto Components	1.3
Aerospace & Defense	1.0
Household Products	1.0
Real Estate Management & Development	1.0
Construction & Engineering	1.0
Short-Term Investments	4.7
Others (each less than 1.0%)	3.5

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 10/31/08	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
25	TOPIX	12/11/08	$2,167	$2
160	Dow Jones Euro STOXX 50 Index	12/19/08	5,286	151
40	FTSE 100 Index	12/19/08	2,819	81
				$234

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

Forward Foreign Currency Exchange Contracts

CONTRACTS TO BUY		SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 10/31/08		NET UNREALIZED APPRECIATION (DEPRECIATION)
84,329,504	AUD	11/28/08	$71,383		$55,906		$(15,477)
14,382,849	CHF	11/28/08	12,662		12,406		(256)
14,114,276	DKK	11/28/08	2,793		2,411		(382)
66,574,887	EUR	11/28/08	90,218		84,778		(5,440)
4,413,658	EUR
42,896,344	for SEK	11/28/08	5,524	#	5,620	#	96
17,946,199	GBP	11/28/08	32,285		28,839		(3,446)
11,041,334	GBP
1,929,197,073	for JPY	11/28/08	19,601	#	17,743	#	(1,858)
94,435,368	HKD	11/28/08	12,118		12,185		67
9,540,000	ILS	11/28/08	2,786		2,565		(221)
10,060,620,439	JPY	11/28/08	95,174		102,215		7,041
862,004,022	JPY
6,871,252	for EUR	11/28/08	8,750	#	8,758	#	8
63,121,598	NOK	11/28/08	11,692		9,354		(2,338)
190,031,518	SEK	11/28/08	29,938		24,470		(5,468)
7,219,095	SGD	11/28/08	5,148		4,871		(277)
7,035,604	SGD
473,107,102	for JPY	11/28/08	4,807	#	4,747	#	(60)
			$404,879		$376,868		$(28,011)

CONTRACTS TO SELL		SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 10/31/08	NET UNREALIZED APPRECIATION (DEPRECIATION)
20,183,267	AUD	11/28/08	$15,672	$13,380	$2,292
55,790,620	CHF	11/28/08	50,533	48,121	2,412
112,853,440	EUR	11/28/08	161,398	143,711	17,687
31,705,626	GBP	11/28/08	56,285	50,949	5,336
74,229,147	HKD	11/28/08	9,563	9,578	(15)
9,540,000	ILS	11/28/08	2,729	2,565	164
3,465,537,722	JPY	11/28/08	33,245	35,210	(1,965)
17,930,765	NOK	11/28/08	3,101	2,657	444
68,475,867	SEK	11/28/08	10,245	8,818	1,427
			$342,771	$314,989	$27,782

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 10/31/08 of the currency being sold, and the value at 10/31/08 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   43

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.1%
	Common Stocks — 100.3%
	Australia — 3.1%
181	AGL Energy Ltd. (m)	1,702
179	Bank of Queensland Ltd. (m)	1,600
603	BHP Billiton Ltd. (m)	11,593
125	Commonwealth Bank of Australia (m)	3,404
149	Westpac Banking Corp.	2,049
		20,348
	Brazil — 0.4%
179	Companhia Vale do Rio Doce, ADR (m)	2,343
	China — 1.0%
1,274	China Merchants Bank Co., Ltd., Class H (m)	1,952
1,124	China Petroleum & Chemical Corp., Class H	730
666	China Shenhua Energy Co., Ltd., Class H	1,263
5,739	Industrial & Commercial Bank of China, Class H (m)	2,700
		6,645
	Denmark — 0.6%
112	Danske Bank A/S (m)	1,651
48	Novo Nordisk A/S, Class B (m)	2,596
		4,247
	Egypt — 0.2%
17	Orascom Construction Industries, GDR (m)	1,164
	Finland — 2.0%
72	Fortum OYJ (m)	1,771
95	Konecranes OYJ (m)	1,609
50	Metso OYJ (m)	662
463	Nokia OYJ (m)	7,085
67	Wartsila OYJ	1,688
		12,815
	France — 10.8%
27	Alstom S.A. (m)	1,358
151	AXA S.A. (m)	2,885
100	BNP Paribas (m)	7,192
63	Bouygues	2,667
41	Cap Gemini S.A.	1,323
21	Casino Guichard Perrachon S.A. (m)	1,464
27	CNP Assurances (m)	2,193
29	Compagnie Generale des Etablissements Michelin, Class B (m)	1,489
158	France Telecom S.A. (m)	3,981
100	GDF Suez (m)	4,444
39	Groupe Danone (m)	2,163
26	Lafarge S.A. (m)	1,712
20	LVMH Moet Hennessy Louis Vuitton S.A. (m)	1,353
24	Pernod-Ricard S.A.	1,541
31	PPR (m)	1,951
38	Renault S.A. (m)	1,168
95	Sanofi-Aventis S.A. (m)	6,003
139	SCOR SE (m)	2,275
70	Societe Generale	3,823
36	Suez Environment S.A. (a) (m)	691
212	Total S.A. (m)	11,683
35	UBISOFT Entertainment (a) (m)	1,864
14	Vallourec (m)	1,584
13	Vilmorin & Cie (m)	1,247
101	Vivendi (m)	2,635
		70,689
	Germany — 7.5%
61	Adidas AG (m)	2,117
49	Allianz SE (m)	3,590
96	BASF SE (m)	3,170
86	Bayer AG	4,684
40	Bayerische Motoren Werke AG	1,023
123	Commerzbank AG (m)	1,306
55	Deutsche Bank AG (m)	2,063
254	Deutsche Telekom AG (m)	3,727
188	E.ON AG (m)	7,060
51	Hannover Rueckversicherung AG (m)	1,255
32	Linde AG	2,637
19	Muenchener Rueckversicherungs AG (m)	2,504
39	RWE AG (m)	3,156
19	Salzgitter AG (m)	1,250
85	SAP AG (m)	2,965
53	SGL Carbon AG (a) (m)	1,018
94	Siemens AG (m)	5,516
		49,041
	Greece — 0.7%
151	Alpha Bank AE (m)	2,200
188	Piraeus Bank S.A. (m)	2,383
		4,583
	Hong Kong — 2.8%
3,984	Chaoda Modern Agriculture (m)	2,807
253	Cheung Kong Holdings Ltd. (m)	2,429
407	China Mobile Ltd. (m)	3,583
2,801	CNOOC Ltd. (m)	2,300
401	Hutchison Whampoa Ltd. (m)	2,167
211	Jardine Strategic Holdings Ltd. (m)	2,513
331	Swire Pacific Ltd., Class A (m)	2,328
		18,127

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	India — 0.3%
34	Reliance Industries Ltd., GDR (e) (m)	1,883
	Israel — 0.4%
54	Teva Pharmaceutical Industries Ltd., ADR (m)	2,310
	Italy — 3.5%
908	Banca Monte dei Paschi di Siena S.p.A. (m)	1,763
422	Enel S.p.A.	2,825
250	ENI S.p.A. (m)	5,965
211	Fiat S.p.A.	1,673
1,107	Intesa Sanpaolo S.p.A. (m)	4,052
772	Terna Rete Elettrica Nazionale S.p.A. (m)	2,489
1,101	UniCredito Italiano S.p.A. (m)	2,695
650	Unipol Gruppo Finanziario S.p.A. (m)	1,152
		22,614
	Japan — 21.9%
121	Asahi Breweries Ltd. (m)	2,001
68	Astellas Pharma, Inc. (m)	2,723
161	Canon, Inc. (m)	5,648
73	Capcom Co., Ltd.	1,636
— (h)	Central Japan Railway Co. (m)	1,963
305	Daihatsu Motor Co., Ltd. (m)	2,258
— (h)	East Japan Railway Co. (m)	3,245
75	Hisamitsu Pharmaceutical Co., Inc. (m)	3,109
421	Hitachi Ltd. (m)	1,977
237	Honda Motor Co., Ltd. (m)	5,898
179	Hosiden Corp.	1,880
1	Japan Tobacco, Inc. (m)	3,558
889	Kajima Corp.	2,571
86	Kao Corp.	2,515
1	KDDI Corp. (m)	3,187
313	Kinden Corp. (m)	2,613
119	Komatsu Ltd. (m)	1,307
363	Kubota Corp. (m)	1,822
647	Marubeni Corp. (m)	2,514
472	Mazda Motor Corp. (m)	1,047
195	Mitsubishi Corp. (m)	3,267
416	Mitsubishi Electric Corp. (m)	2,579
214	Mitsubishi Tanabe Pharma Corp. (m)	2,252
908	Mitsubishi UFJ Financial Group, Inc. (m)	5,703
261	Mitsui & Co., Ltd. (m)	2,529
135	Mitsui Fudosan Co., Ltd. (m)	2,355
56	Murata Manufacturing Co., Ltd. (m)	1,930
43	Nidec Corp. (m)	2,291
87	Nikon Corp.	1,226
19	Nintendo Co., Ltd. (m)	6,008
1	Nippon Telegraph & Telephone Corp. (m)	4,587
143	Nissin Kogyo Co., Ltd. (m)	1,310
265	Nomura Holdings, Inc. (m)	2,510
2	NTT DoCoMo, Inc. (m)	3,289
171	Panasonic Corp.	2,754
195	Ricoh Co., Ltd. (m)	2,099
100	Seven & I Holdings Co., Ltd.	2,802
56	Shin-Etsu Chemical Co., Ltd. (m)	2,961
97	Shionogi & Co., Ltd. (m)	1,651
103	Shiseido Co., Ltd.	2,119
1	Sony Financial Holdings, Inc. (m)	2,504
421	Sumitomo Corp. (m)	3,700
872	Sumitomo Metal Industries Ltd. (m)	2,243
1	Sumitomo Mitsui Financial Group, Inc. (m)	3,937
71	Takeda Pharmaceutical Co., Ltd. (m)	3,538
297	Toyota Motor Corp. (m)	11,582
68	Tsumura & Co. (m)	1,727
173	Yamaguchi Financial Group, Inc. (m)	1,655
457	Yokohama Rubber Co. Ltd. (The) (m)	2,242
		142,822
	Luxembourg — 0.9%
118	ArcelorMittal (m)	3,059
9	Reinet Investments SCA (a) (m)	94
143	SES S.A. FDR (m)	2,580
		5,733
	Mexico — 0.3%
82	Fomento Economico Mexicano S.A.B. de C.V., ADR (m)	2,068
	Netherlands — 4.3%
271	ING Groep N.V. CVA (m)	2,545
42	Koninklijke DSM N.V. (m)	1,163
177	Koninklijke KPN N.V. (m)	2,489
136	Koninklijke Philips Electronics N.V. (m)	2,517
195	Reed Elsevier N.V.	2,606
563	Royal Dutch Shell plc, Class B (m)	15,267
101	Wolters Kluwer N.V. (m)	1,790
		28,377
	Norway — 0.8%
420	DnB NOR ASA (m)	2,435
101	StatoilHydro ASA (m)	2,029
179	Telenor ASA (m)	1,069
		5,533
	Portugal — 0.4%
741	Energias de Portugal S.A. (m)	2,523

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   45

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Singapore — 0.7%
1,627	Singapore Telecommunications Ltd. (m)	2,738
223	United Overseas Bank Ltd. (m)	2,016
		4,754
	South Korea — 0.4%
7	Samsung Electronics Co., Ltd. (m)	2,798
	Spain — 4.5%
12	Acciona S.A. (m)	1,109
353	Banco Bilbao Vizcaya Argentaria S.A. (m)	4,101
699	Banco Santander S.A. (m)	7,561
104	Grifols S.A. (m)	2,076
330	Iberdrola S.A. (m)	2,389
83	Inditex S.A.	2,816
740	Mapfre S.A.	2,356
380	Telefonica S.A. (m)	7,043
		29,451
	Sweden — 0.3%
261	Alfa Laval AB	1,882
	Switzerland — 10.3%
247	ABB Ltd. (a) (m)	3,240
41	Actelion Ltd. (a)	2,151
67	Compagnie Financiere Richermont S.A., Class A (m)	1,410
151	Credit Suisse Group AG (m)	5,651
45	Holcim Ltd. (m)	2,539
76	Julius Baer Holding AG (m)	2,958
21	Lonza Group AG (m)	1,763
359	Nestle S.A. (m)	13,965
207	Novartis AG (m)	10,504
56	Roche Holding AG (m)	8,578
9	Swatch Group AG (m)	1,357
41	Swiss Reinsurance (m)	1,691
12	Syngenta AG (m)	2,335
230	UBS AG (a) (m)	3,897
102	Xstrata plc (m)	1,738
18	Zurich Financial Services AG (m)	3,594
		67,371
	Taiwan — 0.3%
275	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (m)	2,274
	United Kingdom — 21.9%
245	3i Group plc (m)	2,139
515	Amlin plc (m)	2,639
125	AstraZeneca plc (m)	5,305
361	Aviva plc (m)	2,154
341	BAE Systems plc (m)	1,917
1,201	Barclays plc (m)	3,442
390	BG Group plc (m)	5,740
1,782	BP plc (m)	14,526
182	British American Tobacco plc (m)	4,983
206	British Energy Group plc (m)	2,461
286	Burberry Group plc (m)	1,272
58	Carnival plc (m)	1,276
336	Centrica plc (m)	1,650
864	Cobham plc (m)	2,625
350	Compass Group plc (m)	1,628
222	Drax Group plc (m)	2,064
235	Eurasian Natural Resources Corp. (m)	1,177
906	Game Group plc (m)	1,901
463	GlaxoSmithKline plc (m)	8,904
1,113	HSBC Holdings plc (m)	13,185
402	ICAP plc (m)	2,002
1,372	Kingfisher plc (m)	2,533
606	Man Group plc (m)	3,496
135	Pearson plc (m)	1,345
326	Playtech Ltd. (m)	1,815
313	Prudential plc (m)	1,573
57	Reckitt Benckiser Group plc (m)	2,392
154	Rio Tinto plc (m)	7,180
204	Rolls-Royce Group plc (a) (m)	1,080
1,182	Royal Bank of Scotland Group plc (m)	1,302
879	RSA Insurance Group plc (m)	1,956
76	Scottish & Southern Energy plc (m)	1,489
707	Stagecoach Group plc (m)	2,123
174	Standard Chartered plc (m)	2,870
871	Tesco plc (m)	4,773
210	Unilever plc (m)	4,712
205	Vedanta Resources plc (m)	2,834
5,340	Vodafone Group plc (m)	10,272
241	Weir Group plc (The) (m)	1,355
651	Wm Morrison Supermarkets plc (m)	2,773
325	WPP Group plc (m)	1,942
		142,805
	Total Common Stocks (Cost $899,737)	655,200

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Preferred Stocks — 0.8%
	Brazil — 0.4%
126	Petroleo Brasileiro S.A., ADR (m)	2,786
	Germany — 0.4%
27	Porsche Automobil Holding SE	2,396
	Total Preferred Stocks (Cost $6,679)	5,182
	Total Investments — 101.1% (Cost $906,416)	660,382
	Liabilities in Excess of Other Assets — (1.1)%	(7,160)
	NET ASSETS — 100.0%	$653,222

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2008

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	Percentage
Commercial Banks	13.2%
Oil, Gas & Consumable Fuels	9.7
Pharmaceuticals	9.7
Insurance	5.2
Metals & Mining	5.1
Automobiles	4.1
Diversified Telecommunication Services	3.9
Food Products	3.8
Capital Markets	3.7
Electric Utilities	3.7
Wireless Telecommunication Services	3.1
Software	2.2
Media	2.0
Industrial Conglomerates	1.9
Chemicals	1.9
Trading Companies & Distributors	1.8
Machinery	1.8
Food & Staples Retailing	1.8
Multi-Utilities	1.8
Construction & Engineering	1.4
Tobacco	1.3
Electrical Equipment	1.2
Office Electronics	1.2
Electronic Equipment & Instruments	1.2
Road & Rail	1.1
Specialty Retail	1.1
Real Estate Management & Development	1.1
Communications Equipment	1.1
Others (each less than 1.0%)	8.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   47

JPMorgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF OCTOBER 31, 2008

ADR	— American Depositary Receipt

AUD	— Australian Dollar

CHF	— Swiss Franc

CVA	— Dutch Certification

DKK	— Danish Krone

EUR	— Euro

FDR	— Foreign Depositary Receipt

GBP	— British Pound

GDR	— Global Depositary Receipt

HKD	— Hong Kong Dollar

ILS	— Israeli Shekel

JPY	— Japanese Yen

NOK	— Norwegian Krone

REIT	— Real Estate Investment Trust

RNC	— Risparmio Non-Convertible Savings Shares. These shares have no voting rights but receive a larger dividend than ordinary shares.

SEK	— Swedish Krone

SGD	— Singapore Dollar

VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of October 31, 2008.

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)	— Fair Valued Investment. The following are approximately the market value and percentage of the investments based on total investments (excluding Investments of Cash Collateral for Securities on Loan) that are fair valued (amounts in thousands):

Fund	Value		Percentage
International Equity Fund	$—	(h)	—%(g)

In addition, the value and percentage, based on total investments (excluding Investments of Cash Collateral for Securities on Loan), of the investments that apply the fair valuation policy for the international investments as described in Note 2A are as follows (amounts in thousands):

Fund	Value	Percentage
Emerging Markets Equity Fund	$193,511	55.5%
International Equity Fund	432,907	90.9
International Equity Index Fund	730,131	93.2
International Opportunities Fund	150,150	95.0
International Value Fund	766,863	94.0
Intrepid International Fund	643,233	97.4

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by The Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   49

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008

(Amounts in thousands, except per share amounts)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
ASSETS:
Investments in non-affiliates, at value	$318,513	$458,461	$765,988
Investments in affiliates, at value	38,256	29,894	101,820
Total investment securities, at value	356,769	488,355	867,808
Cash	211	381	206
Foreign currency, at value	497	16	5,994
Deposits with broker for foreign futures contracts	—	—	4,005
Receivables:
Investment securities sold	5,135	—	667
Fund shares sold	5,578	3,727	22,024
Interest and dividends	869	1,618	2,157
Tax reclaims	—	488	273
Variation margin on futures contracts	—	—	1,427
Total Assets	369,059	494,585	904,561

LIABILITIES:
Payables:
Investment securities purchased	17,659	—	669
Collateral for securities lending program	8,329	12,114	84,715
Fund shares redeemed	412	406	1,993
Accrued liabilities:
Investment advisory fees	289	247	383
Administration fees	32	55	83
Shareholder servicing fees	53	70	42
Distribution fees	15	39	32
Custodian and accounting fees	145	163	194
Trustees’ and Chief Compliance Officer’s fees	1	9	6
Other	49	473	47
Total Liabilities	26,984	13,576	88,164
Net Assets	$342,075	$481,009	$816,397

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
NET ASSETS:
Paid in capital	$391,600	$308,105	$729,449
Accumulated undistributed (distributions in excess of) net investment income	7,062	(69)	24,577
Accumulated net realized gains (losses)	(25,236)	195,164	64,059
Net unrealized appreciation (depreciation)	(31,351)	(22,191)	(1,688)
Total Net Assets	$342,075	$481,009	$816,397

Net Assets:
Class A	$32,192	$87,531	$82,272
Class B	7,124	5,225	8,547
Class C	5,030	24,300	10,639
Class R5	—	86,640	—
Select Class	188,893	277,313	714,939
Institutional Class	108,836	—	—
Total	$342,075	$481,009	$816,397

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,543	4,788	5,055
Class B	572	290	565
Class C	405	1,356	674
Class R5	—	4,713	—
Select Class	14,709	15,085	43,618
Institutional Class	8,390	—	—

Net Asset Value:
Class A — Redemption price per share	$12.66	$18.28	$16.27
Class B — Offering price per share (a)	12.46	18.01	15.13
Class C — Offering price per share (a)	12.42	17.92	15.78
Class R5 — Offering price per share	—	18.38	—
Select Class — Offering and redemption price per share	12.84	18.38	16.39
Institutional Class — Offering and redemption price per share	12.97	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13.36	$19.29	$17.17

Cost of investments in non-affiliates	$349,863	$480,682	$763,914
Cost of investments in affiliates	38,256	29,894	101,820
Cost of foreign currency	494	18	6,103
Value of securities on loan	8,120	11,401	79,905

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2008 (continued)

(Amounts in thousands, except per share amounts)

	International Opportunities Fund	International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$152,368	$777,304	$660,382
Investments in affiliates, at value	13,595	50,672	—
Total investment securities, at value	165,963	827,976	660,382
Cash	176	140	—
Foreign currency, at value	50	871	156
Deposits with broker for foreign futures contracts	—	1,090	—
Receivables:
Investment securities sold	6,205	22,753	30,199
Fund shares sold	943	10,164	985
Interest and dividends	698	2,156	2,130
Tax reclaims	21	89	1,157
Variation margin on futures contracts	—	517	—
Unrealized appreciation on forward foreign currency exchange contracts	7,539	36,974	—
Total Assets	181,595	902,730	695,009

LIABILITIES:
Due to custodian	—	—	9,286
Payables:
Investment securities purchased	7,564	37,845	23,980
Collateral for securities lending program	7,895	12,364	—
Fund shares redeemed	91	1,642	7,532
Unrealized depreciation on forward foreign currency exchange contracts	8,266	37,203	—
Accrued liabilities:
Investment advisory fees	82	394	544
Administration fees	15	70	56
Shareholder servicing fees	13	143	134
Distribution fees	2	30	4
Custodian and accounting fees	39	115	189
Trustees’ and Chief Compliance Officer’s fees	3	1	1
Other	66	48	61
Total Liabilities	24,036	89,855	41,787
Net Assets	$157,559	$812,875	$653,222

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid in capital	$278,277	$1,308,929	$1,227,450
Accumulated undistributed (distributions in excess of) net investment income	4,200	29,154	38,604
Accumulated net realized gains (losses)	(67,080)	(175,667)	(366,748)
Net unrealized appreciation (depreciation)	(57,838)	(349,541)	(246,084)
Total Net Assets	$157,559	$812,875	$653,222

Net Assets:
Class A	$6,700	$79,202	$13,027
Class B	879	7,321	—
Class C	87	12,159	1,773
Select Class	23,645	564,867	530,210
Institutional Class	126,248	149,326	108,212
Total	$157,559	$812,875	$653,222

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	673	7,678	964
Class B	89	724	—
Class C	9	1,211	133
Select Class	2,349	54,221	38,654
Institutional Class	12,468	14,259	7,862

Net Asset Value:
Class A — Redemption price per share	$9.95	$10.32	$13.51
Class B — Offering price per share (a)	9.83	10.12	—
Class C — Offering price per share (a)	9.77	10.04	13.37
Select Class — Offering and redemption price per share	10.07	10.42	13.72
Institutional Class — Offering and redemption price per share	10.13	10.47	13.76
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$10.50	$10.89	$14.26

Cost of investments in non-affiliates	$209,541	$1,127,095	$906,416
Cost of investments in affiliates	13,595	50,672	—
Cost of foreign currency	49	870	156
Value of securities on loan	7,646	12,419	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   53

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008

(Amounts in thousands)

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
INVESTMENT INCOME:
Dividend income	$15,253	$43,862	$53,621
Dividend income from affiliates (a)	748	1,106	377
Interest income from affiliates	20	155	104
Income from securities lending (net)	49	1,476	3,388
Foreign taxes withheld	(291)	(3,484)	(5,061)
Total investment income	15,779	43,115	52,429

EXPENSES:
Investment advisory fees	5,304	10,438	7,367
Administration fees	536	1,310	1,353
Distribution fees:
Class A	144	363	325
Class B	102	75	125
Class C	69	331	146
Shareholder servicing fees:
Class A	144	363	325
Class B	34	25	42
Class C	23	110	49
Class R5	—	45	—
Select Class	729	2,539	2,933
Institutional Class	159	—	—
Custodian and accounting fees	674	587	740
Interest expense	7	519	2
Professional fees	66	67	66
Trustees’ and Chief Compliance Officer’s fees	5	13	14
Printing and mailing costs	70	102	89
Registration and filing fees	65	54	60
Transfer agent fees	262	1,438	547
Other	17	32	39
Total expenses	8,410	18,411	14,222
Less amounts waived	(8)	(3,443)	(2,568)
Less earnings credits	(2)	(2)	— (b)
Net expenses	8,400	14,966	11,654
Net investment income (loss)	7,379	28,149	40,775

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund	International Equity Fund	International Equity Index Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	$(11,119)	$673,983	$73,103
Payment by affiliate (See Note 3)	—	27	20
Futures	—	555	(4,864)
Foreign currency transactions	242	(5,047)	(583)
Net realized gain (loss)	(10,877)	669,518	67,676
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(334,502)	(1,295,059)	(840,484)
Futures	—	—	(4,423)
Foreign currency translations	(20)	(33)	(218)
Change in net unrealized appreciation (depreciation)	(334,522)	(1,295,092)	(845,125)
Net realized/unrealized gains (losses)	(345,399)	(625,574)	(777,449)
Change in net assets resulting from operations	$(338,020)	$(597,425)	$(736,674)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2008 (continued)

(Amounts in thousands)

	International Opportunities Fund		International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Dividend income	$7,407		$44,814	$73,263
Dividend income from affiliates (a)	266		957	306
Interest income from affiliates	28		75	350
Income from securities lending (net)	311		1,976	—
Foreign taxes withheld	(706)		(4,351)	(5,146)
Total investment income	7,306		43,471	68,773

EXPENSES:
Investment advisory fees	1,298		6,578	15,439
Administration fees	219		1,110	1,834
Distribution fees:
Class A	27		272	51
Class B	13		92	—
Class C	1		132	30
Shareholder servicing fees:
Class A	27		272	51
Class B	4		31	—
Class C	—	(b)	44	10
Select Class	121		1,837	3,828
Institutional Class	155		223	261
Custodian and accounting fees	163		621	838
Interest expense	2		9	99
Professional fees	68		80	79
Trustees’ and Chief Compliance Officer’s fees	4		11	18
Printing and mailing costs	24		32	81
Registration and filing fees	59		75	55
Transfer agent fees	65		381	205
Other	11		35	45
Total expenses	2,261		11,835	22,924
Less amounts waived	(96)		(2)	(691)
Less earnings credits	—	(b)	—	(1)
Net expenses	2,165		11,833	22,232
Net investment income (loss)	5,141		31,638	46,541

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Opportunities Fund	International Value Fund	Intrepid International Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments in non-affiliates	$(22,697)	$(170,837)	$(346,635)
Futures	(1,786)	(2,812)	(14,839)
Foreign currency transactions	208	843	1,691
Net realized gain (loss)	(24,275)	(172,806)	(359,783)
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(98,785)	(484,852)	(697,210)
Futures	—	234	—
Foreign currency translations	(902)	(2,773)	(124)
Change in net unrealized appreciation (depreciation)	(99,687)	(487,391)	(697,334)
Net realized/unrealized gains (losses)	(123,962)	(660,197)	(1,057,117)
Change in net assets resulting from operations	$(118,821)	$(628,559)	$(1,010,576)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   57

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,379	$1,649	$28,149	$57,716
Net realized gain (loss)	(10,877)	34,758	669,518	555,463
Change in net unrealized appreciation (depreciation)	(334,522)	198,670	(1,295,092)	138,960
Change in net assets resulting from operations	(338,020)	235,077	(597,425)	752,139

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(47)	(88)	(4,005)	(2,197)
From net realized gains	—	—	(37,456)	(6,336)
Class B
From net investment income	—	—	(225)	(134)
From net realized gains	—	—	(2,715)	(517)
Class C
From net investment income	—	(8)	(1,013)	(584)
From net realized gains	—	—	(12,085)	(2,041)
Class R5
From net investment income	—	—	(2,889)	(946)
From net realized gains	—	—	(15,440)	(1,487)
Select Class
From net investment income	(544)	(1,389)	(23,542)	(55,039)
From net realized gains	—	—	(482,248)	(176,774)
Institutional Class
From net investment income	(644)	(647)	—	—
Total distributions to shareholders	(1,235)	(2,132)	(581,618)	(246,055)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	58,432	(2,228)	(1,874,295)	(1,299,200)

NET ASSETS:
Change in net assets	(280,823)	230,717	(3,053,338)	(793,116)
Beginning of period	622,898	392,181	3,534,347	4,327,463
End of period	$342,075	$622,898	$481,009	$3,534,347
Accumulated undistributed (distributions in excess of) net investment income	$7,062	$676	$(69)	$6,886

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$40,775	$30,234	$5,141	$3,574
Net realized gain (loss)	67,676	86,330	(24,275)	24,298
Change in net unrealized appreciation (depreciation)	(845,125)	285,707	(99,687)	12,168
Change in net assets resulting from operations	(736,674)	402,271	(118,821)	40,040

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,659)	(2,085)	(195)	(124)
From net realized gains	(7,154)	(597)	—	—
Class B
From net investment income	(275)	(302)	(26)	(10)
From net realized gains	(1,155)	(129)	—	—
Class C
From net investment income	(327)	(203)	(2)	— (a)
From net realized gains	(1,255)	(85)	—	— (a)
Select Class
From net investment income	(30,904)	(27,192)	(1,046)	(722)
From net realized gains	(75,872)	(7,136)	—	—
Institutional Class
From net investment income	—	—	(3,191)	(1,268)
Total distributions to shareholders	(119,601)	(37,729)	(4,460)	(2,124)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(97,337)	35,629	47,014	50,514

NET ASSETS:
Change in net assets	(953,612)	400,171	(76,267)	88,430
Beginning of period	1,770,009	1,369,838	233,826	145,396
End of period	$816,397	$1,770,009	$157,559	$233,826
Accumulated undistributed (distributions in excess of) net investment income	$24,577	$20,350	$4,200	$2,993

(a)	Commencement of offering of class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   59

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,638	$10,554	$46,541	$19,371
Net realized gain (loss)	(172,806)	51,317	(359,783)	39,112
Change in net unrealized appreciation (depreciation)	(487,391)	92,685	(697,334)	350,095
Change in net assets resulting from operations	(628,559)	154,556	(1,010,576)	408,578

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,314)	(309)	(225)	(62)
From net realized gains	(5,595)	—	(369)	—
Class B
From net investment income	(95)	(68)	—	—
From net realized gains	(724)	—	—	—
Class C
From net investment income	(159)	(51)	(29)	(14)
From net realized gains	(911)	—	(75)	—
Select Class
From net investment income	(8,938)	(3,635)	(19,891)	(7,852)
From net realized gains	(34,984)	—	(27,841)	—
Institutional Class
From net investment income	(2,853)	(743)	(4,330)	(1,675)
From net realized gains	(10,233)	—	(5,152)	—
Total distributions to shareholders	(65,806)	(4,806)	(57,912)	(9,603)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	435,741	577,600	(642,933)	933,333

NET ASSETS:
Change in net assets	(258,624)	727,350	(1,711,421)	1,332,308
Beginning of period	1,071,499	344,149	2,364,643	1,032,335
End of period	$812,875	$1,071,499	$653,222	$2,364,643
Accumulated undistributed (distributions in excess of) net investment income	$29,154	$10,033	$38,604	$17,708

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,194	$30,072	$53,024	$62,632
Dividends and distributions reinvested	43	78	30,051	5,667
Cost of shares redeemed	(25,023)	(12,387)	(63,233)	(48,781)
Redemption fees	6	2	8	5
Change in net assets from Class A capital transactions	$6,220	$17,765	$19,850	$19,523

Class B
Proceeds from shares issued	$4,475	$4,689	$2,007	$2,496
Dividends and distributions reinvested	—	—	2,270	511
Cost of shares redeemed	(4,468)	(3,483)	(4,536)	(3,070)
Redemption fees	2	1	1	— (a)
Change in net assets from Class B capital transactions	$9	$1,207	$(258)	$(63)

Class C
Proceeds from shares issued	$4,759	$6,299	$12,417	$17,452
Dividends and distributions reinvested	—	8	5,925	989
Cost of shares redeemed	(3,501)	(1,216)	(19,965)	(10,338)
Redemption fees	1	— (a)	2	2
Change in net assets from Class C capital transactions	$1,259	$5,091	$(1,621)	$8,105

Class R5
Proceeds from shares issued	$—	$—	$78,646	$51,775
Dividends and distributions reinvested	—	—	18,329	2,433
Cost of shares redeemed	—	—	(15,721)	(15,543)
Redemption fees	—	—	4	2
Change in net assets from Class R5 capital transactions	$—	$—	$81,258	$38,667

Select Class
Proceeds from shares issued	$125,404	$90,033	$325,222	$328,131
Dividends and distributions reinvested	241	301	236,398	61,145
Cost of shares redeemed	(90,758)	(152,233)	(2,535,196)	(1,754,823)
Redemption fees	33	15	52	115
Change in net assets from Select Class capital transactions	$34,920	$(61,884)	$(1,973,524)	$(1,365,432)

Institutional Class
Proceeds from shares issued	$58,239	$62,787	$—	$—
Dividends and distributions reinvested	488	506	—	—
Cost of shares redeemed	(42,722)	(27,707)	—	—
Redemption fees	19	7	—	—
Change in net assets from Institutional Class capital transactions	$16,024	$35,593	$—	$—

Total change in net assets from capital transactions	$58,432	$(2,228)	$(1,874,295)	$(1,299,200)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   61

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Fund		International Equity Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	1,439	1,426	1,841	1,609
Reinvested	2	4	940	149
Redeemed	(1,281)	(613)	(2,261)	(1,248)
Change in Class A Shares	160	817	520	510

Class B
Issued	197	228	67	64
Reinvested	—	—	72	14
Redeemed	(220)	(175)	(163)	(79)
Change in Class B Shares	(23)	53	(24)	(1)

Class C
Issued	211	310	414	452
Reinvested	—	— (a)	188	27
Redeemed	(175)	(58)	(701)	(266)
Change in Class C Shares	36	252	(99)	213

Class R5
Issued	—	—	2,907	1,311
Reinvested	—	—	575	63
Redeemed	—	—	(555)	(399)
Change in Class R5 Shares	—	—	2,927	975

Select Class
Issued	6,162	4,502	10,967	8,465
Reinvested	10	17	7,308	1,609
Redeemed	(4,340)	(7,503)	(78,150)	(44,029)
Change in Select Class Shares	1,832	(2,984)	(59,875)	(33,955)

Institutional Class
Issued	3,066	3,027	—	—
Reinvested	20	28	—	—
Redeemed	(1,930)	(1,304)	—	—
Change in Institutional Class Shares	1,156	1,751	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$63,718	$60,234	$1,276	$2,533
Dividends and distributions reinvested	8,538	2,333	181	117
Cost of shares redeemed	(45,100)	(41,788)	(2,034)	(3,173)
Redemption fees	4	3	— (a)	—	(a)
Change in net assets from Class A capital transactions	$27,160	$20,782	$(577)	$(523)

Class B
Proceeds from shares issued	$3,471	$5,668	$556	$713
Dividends and distributions reinvested	1,302	399	24	10
Cost of shares redeemed	(7,365)	(9,450)	(834)	(438)
Redemption fees	1	1	— (a)	—	(a)
Change in net assets from Class B capital transactions	$(2,591)	$(3,382)	$(254)	$285

Class C
Proceeds from shares issued	$7,334	$9,844	$162	$74	(b)
Dividends and distributions reinvested	1,229	248	2	—	(b)
Cost of shares redeemed	(8,829)	(4,558)	(93)	—	(b)
Redemption fees	1	1	— (a)	—	(b)
Change in net assets from Class C capital transactions	$(265)	$5,535	$71	$74

Select Class
Proceeds from shares issued	$290,507	$249,754	$224	$4,402
Dividends and distributions reinvested	28,792	2,692	724	538
Cost of shares redeemed	(440,981)	(239,792)	(15,964)	(8,613)
Redemption fees	41	40	— (a)	1
Change in net assets from Select Class capital transactions	$(121,641)	$12,694	$(15,016)	$(3,672)

Institutional Class
Proceeds from shares issued	$—	$—	$88,138	$76,339
Dividends and distributions reinvested	—	—	2,011	736
Cost of shares redeemed	—	—	(27,360)	(22,727)
Redemption fees	—	—	1	2
Change in net assets from Institutional Class capital transactions	$—	$—	$62,790	$54,350

Total change in net assets from capital transactions	$(97,337)	$35,629	$47,014	$50,514

(a)	Amount rounds to less than $1,000.

(b)	Commencement of offering class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   63

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Index Fund		International Opportunities Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	2,363	2,051	80	153
Reinvested	297	85	11	7
Redeemed	(1,788)	(1,400)	(138)	(190)
Change in Class A Shares	872	736	(47)	(30)

Class B
Issued	138	205	34	43
Reinvested	48	15	1	— (a)
Redeemed	(315)	(336)	(57)	(26)
Change in Class B Shares	(129)	(116)	(22)	17

Class C
Issued	279	340	11	4 (b)
Reinvested	44	9	— (a)	— (b)
Redeemed	(374)	(159)	(6)	— (b)
Change in Class C Shares	(51)	190	5	4

Select Class
Issued	12,467	8,483	14	267
Reinvested	990	95	43	34
Redeemed	(16,933)	(7,925)	(1,141)	(512)
Change in Select Class Shares	(3,476)	653	(1,084)	(211)

Institutional Class
Issued	—	—	5,955	4,493
Reinvested	—	—	119	46
Redeemed	—	—	(1,866)	(1,360)
Change in Institutional Class Shares	—	—	4,208	3,179

(a)	Amount rounds to less than 1,000.

(b)	Commencement of offering class of shares effective July 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$119,838	$84,842	$10,033	$17,052
Dividends and distributions reinvested	4,726	207	539	55
Cost of shares redeemed	(77,440)	(15,219)	(9,054)	(9,192)
Redemption fees	11	7	— (a)	— (a)
Change in net assets from Class A capital transactions	$47,135	$69,837	$1,518	$7,915

Class B
Proceeds from shares issued	$2,920	$6,066	$—	$—
Dividends and distributions reinvested	664	56	—	—
Cost of shares redeemed	(2,965)	(1,761)	—	—
Redemption fees	1	1	—	—
Change in net assets from Class B capital transactions	$620	$4,362	$—	$—

Class C
Proceeds from shares issued	$13,825	$14,422	$1,403	$3,184
Dividends and distributions reinvested	621	27	56	6
Cost of shares redeemed	(8,380)	(972)	(2,143)	(564)
Redemption fees	2	1	— (a)	— (a)
Change in net assets from Class C capital transactions	$6,068	$13,478	$(684)	$2,626

Select Class
Proceeds from shares issued	$549,852	$497,184	$420,420	$1,395,575
Dividends and distributions reinvested	4,897	473	4,810	533
Cost of shares redeemed	(262,685)	(134,270)	(968,184)	(281,368)
Redemption fees	77	53	45	34
Change in net assets from Select Class capital transactions	$292,141	$363,440	$(542,909)	$1,114,774

Institutional Class
Proceeds from shares issued	$159,106	$146,326	$37,986	$201,810
Dividends and distributions reinvested	2,641	410	3,031	234
Cost of shares redeemed	(71,993)	(20,263)	(141,883)	(394,032)
Redemption fees	23	10	8	6
Change in net assets from Institutional Class capital transactions	$89,777	$126,483	$(100,858)	$(191,982)

Total change in net assets from capital transactions	$435,741	$577,600	$(642,933)	$933,333

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   65

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended 10/31/2008	Year Ended 10/31/2007	Year Ended 10/31/2008	Year Ended 10/31/2007
SHARE TRANSACTIONS:
Class A
Issued	7,429	4,510	487	696
Reinvested	264	12	21	3
Redeemed	(5,112)	(807)	(442)	(393)
Change in Class A Shares	2,581	3,715	66	306

Class B
Issued	173	330	—	—
Reinvested	38	3	—	—
Redeemed	(201)	(95)	—	—
Change in Class B Shares	10	238	—	—

Class C
Issued	876	792	59	132
Reinvested	36	1	2	— (a)
Redeemed	(545)	(52)	(106)	(24)
Change in Class C Shares	367	741	(45)	108

Select Class
Issued	36,500	26,221	18,177	57,785
Reinvested	272	27	197	23
Redeemed	(17,406)	(6,901)	(50,056)	(11,098)
Change in Select Class Shares	19,366	19,347	(31,682)	46,710

Institutional Class
Issued	9,303	7,446	1,623	8,107
Reinvested	146	23	123	11
Redeemed	(4,713)	(1,021)	(7,012)	(17,438)
Change in Institutional Class Shares	4,736	6,448	(5,266)	(9,320)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2008	$26.19	$0.27		$(13.78)	$(13.51)	$(0.02)	$—	(g)
Year Ended October 31, 2007	16.42	0.02	(f)	9.80	9.82	(0.05)	—	(g)
Year Ended October 31, 2006	12.23	0.05	(f)	4.16	4.21	(0.02)	—	(g)
Year Ended October 31, 2005	9.50	(0.03)		2.82	2.79	(0.06)	—	(g)
Year Ended October 31, 2004	7.49	0.05	(f)	2.06	2.11	(0.10)	—

Class B
Year Ended October 31, 2008	25.89	0.16		(13.59)	(13.43)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.71	9.63	—	—	(g)
Year Ended October 31, 2006	12.14	(0.02	)(f)	4.14	4.12	—	—	(g)
Year Ended October 31, 2005	9.44	(0.08)		2.80	2.72	(0.02)	—	(g)
Year Ended October 31, 2004	7.45	0.03	(f)	2.02	2.05	(0.06)	—

Class C
Year Ended October 31, 2008	25.80	0.16		(13.54)	(13.38)	—	—	(g)
Year Ended October 31, 2007	16.26	(0.08	)(f)	9.68	9.60	(0.06)	—	(g)
February 28, 2006 (e) through October 31, 2006	15.21	(0.05	)(f)	1.10	1.05	—	—	(g)

Select Class
Year Ended October 31, 2008	26.54	0.28		(13.94)	(13.66)	(0.04)	—	(g)
Year Ended October 31, 2007	16.62	0.07	(f)	9.94	10.01	(0.09)	—	(g)
Year Ended October 31, 2006	12.36	0.09	(f)	4.21	4.30	(0.04)	—	(g)
Year Ended October 31, 2005	9.58	(0.06)		2.90	2.84	(0.06)	—	(g)
Year Ended October 31, 2004	7.53	0.08	(f)	2.06	2.14	(0.09)	—

Institutional Class
Year Ended October 31, 2008	26.80	0.30		(14.04)	(13.74)	(0.09)	—	(g)
Year Ended October 31, 2007	16.79	0.11	(f)	10.01	10.12	(0.11)	—	(g)
Year Ended October 31, 2006	12.47	0.12	(f)	4.25	4.37	(0.05)	—	(g)
Year Ended October 31, 2005	9.66	0.08		2.81	2.89	(0.08)	—	(g)
Year Ended October 31, 2004	7.59	0.11	(f)	2.07	2.18	(0.11)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$12.66	(51.62)%	$32,192	1.82%	1.17%	1.82%		19%
26.19	59.98	62,409	1.82	0.11	1.82		26
16.42	34.50	25,722	1.88	0.36	1.88		4
12.23	29.45	8,385	1.89	0.29	2.11		149
9.50	28.44	1,372	2.00	0.51	5.68		118

12.46	(51.87)	7,124	2.32	0.67	2.32		19
25.89	59.23	15,402	2.32	(0.40)	2.32		26
16.26	33.94	8,812	2.37	(0.14)	2.38		4
12.14	28.81	3,108	2.39	(0.18)	2.53		149
9.44	27.68	302	2.50	0.31	6.52	(h)	118

12.42	(51.86)	5,030	2.32	0.68	2.32		19
25.80	59.17	9,519	2.32	(0.38)	2.32		26
16.26	6.90	1,903	2.45	(0.48)	2.46		4

12.84	(51.53)	188,893	1.57	1.43	1.57		19
26.54	60.45	341,701	1.57	0.34	1.57		26
16.62	34.85	263,684	1.62	0.60	1.62		4
12.36	29.77	127,937	1.64	0.51	1.69		149
9.58	28.72	32,733	1.75	0.96	2.13		118

12.97	(51.44)	108,836	1.42	1.52	1.42		19
26.80	60.59	193,867	1.42	0.51	1.42		26
16.79	35.14	92,060	1.43	0.77	1.47		4
12.47	30.08	61,981	1.45	0.75	1.53		149
9.66	29.08	49,660	1.45	1.28	1.88		118

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Fund
Class A
Year Ended October 31, 2008	$42.57	$0.67	(f)	$(15.42)	$(14.75)	$(0.79)	$(8.75)	$(9.54)	$—	(g)
Year Ended October 31, 2007	37.52	0.47	(f)	6.72	7.19	(0.52)	(1.62)	(2.14)	—	(g)
Year Ended October 31, 2006	30.82	0.38	(f)	7.29	7.67	(0.44)	(0.53)	(0.97)	—	(g)
Year Ended October 31, 2005	27.09	0.37		3.73	4.10	(0.37)	—	(0.37)	—	(g)
Year Ended October 31, 2004	23.17	0.27	(f)	3.86	4.13	(0.21)	—	(0.21)	—

Class B
Year Ended October 31, 2008	42.13	0.50	(f)	(15.21)	(14.71)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.26	0.25	(f)	6.65	6.90	(0.41)	(1.62)	(2.03)	—	(g)
Year Ended October 31, 2006	30.65	0.17	(f)	7.25	7.42	(0.28)	(0.53)	(0.81)	—	(g)
Year Ended October 31, 2005	26.97	0.21		3.70	3.91	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.10	0.13	(f)	3.85	3.98	(0.11)	—	(0.11)	—

Class C
Year Ended October 31, 2008	41.95	0.50	(f)	(15.12)	(14.62)	(0.66)	(8.75)	(9.41)	—	(g)
Year Ended October 31, 2007	37.11	0.25	(f)	6.63	6.88	(0.42)	(1.62)	(2.04)	—	(g)
Year Ended October 31, 2006	30.57	0.20	(f)	7.19	7.39	(0.32)	(0.53)	(0.85)	—	(g)
Year Ended October 31, 2005	26.91	0.20		3.69	3.89	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2004	23.05	0.11	(f)	3.86	3.97	(0.11)	—	(0.11)	—

Class R5
Year Ended October 31, 2008	42.72	0.80	(f)	(15.49)	(14.69)	(0.90)	(8.75)	(9.65)	—	(g)
Year Ended October 31, 2007	37.63	0.66	(f)	6.72	7.38	(0.67)	(1.62)	(2.29)	—	(g)
May 15, 2006 (e) through October 31, 2006	37.07	0.14	(f)	0.82	0.96	(0.40)	—	(0.40)	—	(g)

Select Class
Year Ended October 31, 2008	42.72	0.65	(f)	(15.41)	(14.76)	(0.83)	(8.75)	(9.58)	—	(g)
Year Ended October 31, 2007	37.63	0.56	(f)	6.74	7.30	(0.59)	(1.62)	(2.21)	—	(g)
Year Ended October 31, 2006	30.90	0.51	(f)	7.27	7.78	(0.52)	(0.53)	(1.05)	—	(g)
Year Ended October 31, 2005	27.14	0.45		3.75	4.20	(0.44)	—	(0.44)	—	(g)
Year Ended October 31, 2004	23.19	0.33	(f)	3.90	4.23	(0.28)	—	(0.28)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Includes interest expense of 0.04%.

(j)	Includes interest expense of 0.01%.

(k)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$18.28	(43.95	)%(h)	$87,531	1.35	%(i)	2.33%	1.64%		13%
42.57	19.93		181,682	1.32	(j)	1.20	1.51		14
37.52	25.32		140,985	1.31		1.08	1.49		22
30.82	15.16		128,392	1.35		1.33	1.55		22
27.09	17.86		63,622	1.50		1.03	1.93		24

18.01	(44.27	)(h)	5,225	1.91		1.74	2.14		13
42.13	19.25		13,236	1.87		0.64	2.00		14
37.26	24.57		11,734	1.92		0.50	1.99		22
30.65	14.50		12,463	1.97		1.06	1.99		22
26.97	17.27		768	2.00		0.49	2.44	(k)	24

17.92	(44.24	)(h)	24,300	1.91		1.74	2.14		13
41.95	19.25		61,023	1.87		0.65	2.01		14
37.11	24.57		46,106	1.91		0.57	1.99		22
30.57	14.49		25,279	1.98		0.68	2.05		22
26.91	17.26		8,346	2.00		0.40	2.44	(k)	24

18.38	(43.70	)(h)	86,640	0.90	(i)	2.86	1.19		13
42.72	20.45		76,309	0.87	(j)	1.67	1.06		14
37.63	2.67		30,533	0.86		0.82	1.07		22

18.38	(43.82	)(h)	277,313	1.10	(i)	2.10	1.37		13
42.72	20.21		3,202,097	1.07	(j)	1.42	1.25		14
37.63	25.66		4,098,105	1.06		1.46	1.24		22
30.90	15.50		2,520,087	1.07		1.66	1.28		22
27.14	18.31		1,243,387	1.10		1.28	1.52		24

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Equity Index Fund
Class A
Year Ended October 31, 2008	$33.43	$0.78		$(15.70)	$(14.92)	$(0.58)	$(1.66)	$(2.24)	$—	(g)
Year Ended October 31, 2007	26.63	0.50	(f)	7.00	7.50	(0.54)	(0.16)	(0.70)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.55	0.06		2.02	2.08	—	—	—	—
Year Ended June 30, 2006	19.57	0.43	(f)	4.90	5.33	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2005	17.46	0.29		2.12	2.41	(0.30)	—	(0.30)	—	(g)
Year Ended June 30, 2004	13.14	0.18		4.29	4.47	(0.15)	—	(0.15)	—

Class B
Year Ended October 31, 2008	31.25	0.55		(14.64)	(14.09)	(0.37)	(1.66)	(2.03)	—	(g)
Year Ended October 31, 2007	24.93	0.29	(f)	6.55	6.84	(0.36)	(0.16)	(0.52)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.04	0.02		1.87	1.89	—	—	—	—
Year Ended June 30, 2006	18.42	0.25	(f)	4.62	4.87	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	16.47	0.16		1.97	2.13	(0.18)	—	(0.18)	—
Year Ended June 30, 2004	12.42	0.07		4.04	4.11	(0.06)	—	(0.06)	—

Class C
Year Ended October 31, 2008	32.52	0.57		(15.24)	(14.67)	(0.41)	(1.66)	(2.07)	—	(g)
Year Ended October 31, 2007	25.94	0.30	(f)	6.81	7.11	(0.37)	(0.16)	(0.53)	—	(g)
June 1, 2006 through October 31, 2006 (e)	23.97	0.01		1.96	1.97	—	—	—	—
Year Ended June 30, 2006	19.12	0.24	(f)	4.81	5.05	(0.20)	—	(0.20)	—	(g)
Year Ended June 30, 2005	17.05	0.19		2.02	2.21	(0.14)	—	(0.14)	—	(g)
Year Ended June 30, 2004	12.87	0.07		4.18	4.25	(0.07)	—	(0.07)	—

Select Class
Year Ended October 31, 2008	33.65	0.80		(15.75)	(14.95)	(0.65)	(1.66)	(2.31)	—	(g)
Year Ended October 31, 2007	26.79	0.59	(f)	7.02	7.61	(0.59)	(0.16)	(0.75)	—	(g)
June 1, 2006 through October 31, 2006 (e)	24.67	0.10		2.02	2.12	—	—	—	—
Year Ended June 30, 2006	19.65	0.46	(f)	4.95	5.41	(0.39)	—	(0.39)	—	(g)
Year Ended June 30, 2005	17.53	0.36		2.11	2.47	(0.35)	—	(0.35)	—	(g)
Year Ended June 30, 2004	13.19	0.22		4.31	4.53	(0.19)	—	(0.19)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from June 30 to October 31.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(i)	Amount rounds to less than 1%.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.27	(47.49	)%(h)	$82,272	1.07%	2.97%	1.27%	18%
33.43	28.72		139,828	1.07	1.72	1.28	15
26.63	8.47		91,809	1.07	0.86	1.28	—	(i)
24.55	27.41		82,186	1.07	1.87	1.29	12
19.57	13.79		48,993	1.07	1.75	1.22	14
17.46	34.11		39,216	1.05	1.28	1.17	13

15.13	(47.88	)(h)	8,547	1.77	2.18	1.77	18
31.25	27.87		21,693	1.77	1.03	1.77	15
24.93	8.20		20,192	1.77	0.16	1.78	—	(i)
23.04	26.54		20,317	1.78	1.17	1.79	12
18.42	12.88		12,436	1.81	0.96	1.81	14
16.47	33.11		11,414	1.80	0.45	1.82	13

15.78	(47.85	)(h)	10,639	1.77	2.16	1.77	18
32.52	27.83		23,567	1.78	1.03	1.78	15
25.94	8.22		13,871	1.77	0.16	1.78	—	(i)
23.97	26.48		12,718	1.78	1.08	1.79	12
19.12	12.97		9,127	1.81	0.88	1.81	14
17.05	33.02		10,419	1.80	0.48	1.82	13

16.39	(47.35	)(h)	714,939	0.82	3.09	1.02	18
33.65	29.02		1,584,921	0.82	1.97	1.03	15
26.79	8.59		1,243,966	0.82	1.12	1.03	—	(i)
24.67	27.74		1,170,044	0.82	1.99	1.04	12
19.65	14.04		877,944	0.81	1.91	0.90	14
17.53	34.38		798,323	0.80	1.46	0.82	13

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Redemption fees
International Opportunities Fund
Class A
Year Ended October 31, 2008	$18.40	$0.30	(f)	$(8.48)	$(8.18)	$(0.27)	$—	(g)
Year Ended October 31, 2007	15.00	0.26	(f)	3.31	3.57	(0.17)	—	(g)
Year Ended October 31, 2006	11.62	0.15	(f)	3.40	3.55	(0.17)	—	(g)
Year Ended October 31, 2005	10.17	(0.07)		1.67	1.60	(0.15)	—	(g)
Year Ended October 31, 2004	9.10	0.08	(f)	1.16	1.24	(0.17)	—

Class B
Year Ended October 31, 2008	18.20	0.23	(f)	(8.39)	(8.16)	(0.21)	—	(g)
Year Ended October 31, 2007	14.86	0.18	(f)	3.27	3.45	(0.11)	—	(g)
Year Ended October 31, 2006	11.53	0.09	(f)	3.36	3.45	(0.12)	—	(g)
Year Ended October 31, 2005	10.07	(0.09)		1.63	1.54	(0.08)	—	(g)
Year Ended October 31, 2004	9.03	0.02	(f)	1.16	1.18	(0.14)	—

Class C
Year Ended October 31, 2008	18.21	0.23	(f)	(8.35)	(8.12)	(0.32)	—	(g)
July 31, 2007 (e) through October 31, 2007	16.88	(0.03	)(f)	1.36	1.33	—	—	(g)

Select Class
Year Ended October 31, 2008	18.60	0.34	(f)	(8.56)	(8.22)	(0.31)	—	(g)
Year Ended October 31, 2007	15.16	0.30	(f)	3.34	3.64	(0.20)	—	(g)
Year Ended October 31, 2006	11.75	0.17	(f)	3.46	3.63	(0.22)	—	(g)
Year Ended October 31, 2005	10.31	0.17		1.50	1.67	(0.23)	—	(g)
Year Ended October 31, 2004	9.22	0.15	(f)	1.18	1.33	(0.24)	—

Institutional Class
Year Ended October 31, 2008	18.72	0.38	(f)	(8.62)	(8.24)	(0.35)	—	(g)
Year Ended October 31, 2007	15.25	0.34	(f)	3.37	3.71	(0.24)	—	(g)
Year Ended October 31, 2006	11.82	0.19	(f)	3.48	3.67	(0.24)	—	(g)
Year Ended October 31, 2005	10.36	0.15		1.56	1.71	(0.25)	—	(g)
Year Ended October 31, 2004	9.26	0.18	(f)	1.18	1.36	(0.26)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.95	(45.06)%	$6,700	1.39%		1.99%	1.39%	70%
18.40	23.98	13,255	1.39		1.58	1.40	92
15.00	30.88	11,261	1.42		1.12	1.56	92
11.62	15.89	7,852	1.59		0.85	1.64	58
10.17	13.81	12,195	1.90		0.85	2.12	98

9.83	(45.31)	879	1.89		1.48	1.89	70
18.20	23.30	2,023	1.89		1.06	1.90	92
14.86	30.17	1,396	1.92		0.65	2.06	92
11.53	15.40	980	2.07		0.45	2.11	58
10.07	13.23	1,199	2.40		0.24	2.63	98

9.77	(45.31)	87	1.89		1.58	1.89	70
18.21	7.88	77	1.90		(0.69)	1.94	92

10.07	(44.87)	23,645	1.14		2.20	1.14	70
18.60	24.22	63,875	1.14		1.78	1.15	92
15.16	31.25	55,237	1.17		1.24	1.30	92
11.75	16.37	74,050	1.16		1.69	1.17	58
10.31	14.63	37,206	1.20		1.55	1.30	98

10.13	(44.77)	126,248	0.92		2.48	0.98	70
18.72	24.58	154,596	0.93	(h)	1.99	1.00	92
15.25	31.48	77,502	0.92		1.33	1.15	92
11.82	16.76	57,924	0.92		1.44	1.02	58
10.36	14.93	139,827	0.92		1.78	1.09	98

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
International Value Fund
Class A
Year Ended October 31, 2008	$20.84	$0.41	(f)	$(9.73)	$(9.32)	$(0.22)	$(0.98)	$(1.20)	$—	(g)
Year Ended October 31, 2007	16.65	0.29	(f)	4.10	4.39	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2006	12.59	0.41	(f)	3.81	4.22	(0.16)	—	(0.16)	—	(g)
Year Ended October 31, 2005	10.59	0.21	(f)	2.10	2.31	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	8.53	0.27	(f)	1.79	2.06	— (g)	—	— (g)	—

Class B
Year Ended October 31, 2008	20.46	0.32	(f)	(9.56)	(9.24)	(0.12)	(0.98)	(1.10)	—	(g)
Year Ended October 31, 2007	16.37	0.19	(f)	4.03	4.22	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	12.40	0.34	(f)	3.75	4.09	(0.12)	—	(0.12)	—	(g)
Year Ended October 31, 2005	10.41	0.14	(f)	2.09	2.23	(0.24)	—	(0.24)	—	(g)
Year Ended October 31, 2004	8.46	0.21	(f)	1.77	1.98	(0.03)	—	(0.03)	—

Class C
Year Ended October 31, 2008	20.36	0.33	(f)	(9.51)	(9.18)	(0.16)	(0.98)	(1.14)	—	(g)
Year Ended October 31, 2007	16.37	0.20	(f)	4.01	4.21	(0.22)	—	(0.22)	—	(g)
July 11, 2006 (e) through October 31, 2006	15.06	—	(f)(g)	1.31	1.31	—	—	—	—	(g)

Select Class
Year Ended October 31, 2008	21.01	0.47	(f)	(9.84)	(9.37)	(0.24)	(0.98)	(1.22)	—	(g)
Year Ended October 31, 2007	16.76	0.32	(f)	4.15	4.47	(0.22)	—	(0.22)	—	(g)
Year Ended October 31, 2006	12.65	0.40	(f)	3.89	4.29	(0.18)	—	(0.18)	—	(g)
Year Ended October 31, 2005	10.59	0.22	(f)	2.12	2.34	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2004	8.58	0.25	(f)	1.81	2.06	(0.05)	—	(0.05)	—

Institutional Class
Year Ended October 31, 2008	21.11	0.50	(f)	(9.89)	(9.39)	(0.27)	(0.98)	(1.25)	—	(g)
Year Ended October 31, 2007	16.83	0.34	(f)	4.17	4.51	(0.23)	—	(0.23)	—	(g)
Year Ended October 31, 2006	12.70	0.42	(f)	3.91	4.33	(0.20)	—	(0.20)	—	(g)
Year Ended October 31, 2005	10.64	0.23	(f)	2.15	2.38	(0.32)	—	(0.32)	—	(g)
Year Ended October 31, 2004	8.61	0.29	(f)	1.83	2.12	(0.09)	—	(0.09)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$10.32	(47.12)%	$79,202	1.32%	2.59%	1.32%		86%
20.84	26.60	106,228	1.34	1.55	1.34		92
16.65	33.85	23,013	1.39	2.65	1.39		80
12.59	22.18	2,891	1.44	1.74	1.82		76
10.59	24.18	189	1.45	2.76	6.96	(h)	108

10.12	(47.40)	7,321	1.82	2.03	1.82		86
20.46	25.96	14,604	1.84	1.04	1.84		92
16.37	33.20	7,790	1.89	2.27	1.90		80
12.40	21.69	1,314	1.94	1.21	2.60		76
10.41	23.51	441	1.95	2.21	7.71	(h)	108

10.04	(47.43)	12,159	1.82	2.12	1.82		86
20.36	25.96	17,193	1.84	1.09	1.84		92
16.37	8.70	1,691	1.92	0.03	1.93		80

10.42	(47.00)	564,867	1.07	2.91	1.07		86
21.01	26.91	732,412	1.09	1.68	1.09		92
16.76	34.22	259,906	1.14	2.63	1.14		80
12.65	22.47	52,274	1.22	1.86	1.31		76
10.59	24.17	18,023	1.37	2.57	1.76		108

10.47	(46.94)	149,326	0.92	3.09	0.92		86
21.11	27.10	201,062	0.94	1.80	0.94		92
16.83	34.47	51,749	0.94	2.82	1.01		80
12.70	22.82	34,624	0.95	2.00	1.16		76
10.64	24.85	28,804	0.95	2.98	1.49		108

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Intrepid International Fund
Class A
Year Ended October 31, 2008	$27.57	$0.49	(f)	$(13.93)	$(13.44)	$(0.23)	$(0.39)	$(0.62)	$—	(g)
Year Ended October 31, 2007	21.77	0.21	(f)	5.72	5.93	(0.13)	—	(0.13)	—	(g)
Year Ended October 31, 2006	17.24	0.24	(f)	4.46	4.70	(0.17)	—	(0.17)	—	(g)
Year Ended October 31, 2005	15.02	(0.27)		2.70	2.43	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2004	13.36	0.08	(f)	1.74	1.82	(0.16)	—	(0.16)	—

Class C
Year Ended October 31, 2008	27.33	0.38	(f)	(13.80)	(13.42)	(0.15)	(0.39)	(0.54)	—	(g)
Year Ended October 31, 2007	21.70	0.10	(f)	5.67	5.77	(0.14)	—	(0.14)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.66	0.10	(f)	1.94	2.04	—	—	—	—	(g)

Select Class
Year Ended October 31, 2008	27.96	0.57	(f)	(14.14)	(13.57)	(0.28)	(0.39)	(0.67)	—	(g)
Year Ended October 31, 2007	22.08	0.28	(f)	5.79	6.07	(0.19)	—	(0.19)	—	(g)
February 28, 2006 (e) through October 31, 2006	19.90	0.20	(f)	1.98	2.18	—	—	—	—	(g)

Institutional Class
Year Ended October 31, 2008	28.05	0.60	(f)	(14.17)	(13.57)	(0.33)	(0.39)	(0.72)	—	(g)
Year Ended October 31, 2007	22.11	0.34	(f)	5.81	6.15	(0.21)	—	(0.21)	—	(g)
Year Ended October 31, 2006	17.52	0.36	(f)	4.51	4.87	(0.28)	—	(0.28)	—	(g)
Year Ended October 31, 2005	15.27	0.31		2.25	2.56	(0.31)	—	(0.31)	—	(g)
Year Ended October 31, 2004	13.60	0.19	(f)	1.75	1.94	(0.27)	—	(0.27)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.51	(49.72)%	$13,027	1.51%		2.25%	1.53%	126%
27.57	27.38	24,750	1.50		0.84	1.54	84
21.77	27.46	12,886	1.50		1.17	1.64	92
17.24	16.28	2,700	1.63		0.64	1.76	56
15.02	13.74	5,294	1.69		0.58	1.97	93

13.37	(49.97)	1,773	2.01	(h)	1.75	2.03	126
27.33	26.74	4,861	2.00		0.40	2.04	84
21.70	10.38	1,508	2.00		0.76	2.12	92

13.72	(49.58)	530,210	1.26	(h)	2.56	1.28	126
27.96	27.69	1,966,815	1.25		1.14	1.29	84
22.08	10.95	521,615	1.25		1.46	1.38	92

13.76	(49.49)	108,212	1.01	(h)	2.68	1.13	126
28.05	28.04	368,217	1.00		1.37	1.14	84
22.11	28.07	496,326	1.00		1.74	1.24	92
17.52	16.97	103,598	1.00		1.46	1.23	56
15.27	14.44	138,282	1.00		1.31	1.34	93

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   79

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

Fund	Classes Offered	Trust
Emerging Markets Equity Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Equity Fund	Class A, Class B, Class C, Class R5 and Select Class	JPM I
International Equity Index Fund	Class A, Class B, Class C and Select Class	JPM II
International Opportunities Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
International Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM I
Intrepid International Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class C commenced operations on July 31, 2007 for the International Opportunities Fund.

Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

During the period, the Funds adopted the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157

80   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

requires disclosure surrounding the various inputs that are used in determining the fair value of the Funds’ investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Funds’ assets and liabilities carried at fair value (amounts in thousands):

Valuation Inputs	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Level 1 — Quoted prices	$61,663		$—	$—
Level 2 — Other significant observable inputs	295,106		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$356,769		$—	$—
International Equity Fund
Level 1 — Quoted prices	$29,894		$—	$—
Level 2 — Other significant observable inputs	458,461		—	—
Level 3 — Significant unobservable inputs	—	(a)	—	—
Total	$488,355		$—	$—
International Equity Index Fund
Level 1 — Quoted prices	$121,279		$—	$(3,741)
Level 2 — Other significant observable inputs	746,529		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$867,808		$—	$(3,741)
International Opportunities Fund
Level 1 — Quoted prices	$13,595		$7,539	$(8,266)
Level 2 — Other significant observable inputs	152,368		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$165,963		$7,539	$(8,266)
International Value Fund
Level 1 — Quoted prices	$50,672		$37,208	$(37,203)
Level 2 — Other significant observable inputs	777,304		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$827,976		$37,208	$(37,203)
Intrepid International Fund
Level 1 — Quoted prices	$3,243		$—	$—
Level 2 — Other significant observable inputs	657,139		—	—
Level 3 — Significant unobservable inputs	—		—	—
Total	$660,382		$—	$—

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   81

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Investments in Securities		Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Emerging Markets Equity Fund
Balance as of 10/31/07	$435		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	(435)		—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 10/31/08	$—		$—	$—
International Equity Fund
Balance as of 10/31/07	—	(a)	$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—	(a)	—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	—		—	—
Balance as of 10/31/08	$—	(a)	$—	$—
International Equity Index Fund
Balance as of 10/31/07	$276		$—	$—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	—		—	—
Net amortization/accretion	—		—	—
Net purchases (sales)	—		—	—
Net transfers in (out) of Level 3	(276)		—	—
Balance as of 10/31/08	$—		$—	$—

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

*	Other financial instruments may include futures, forwards and swap contracts.

(a)	Amount rounds to less than $1,000.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of October 31, 2008 (amounts in thousands):

	Value		Percentage
International Equity Fund	$—	(a)	—%(b)

(a)	Amount rounds to less than $1,000.

(b)	Amount rounds to less than 0.1%.

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Futures Contracts — The Funds may enter into futures contracts as substitutes for securities in which the Funds can invest. The Funds may also use such futures to hedge various investments for risk management and to increase income or gain. These contracts provide for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified stock financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S.

82   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds periodically, depending on the fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of October 31, 2008, the International Equity Index Fund and International Value Fund had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

F.  Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The Funds may also enter into forward foreign currency exchange contracts to hedge against interest rate and currency risk, to generate gains for the Fund and/or as part of its risk management process. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

As of October 31, 2008, the International Opportunities Fund and International Value Fund had outstanding forward foreign currency exchange contracts as listed on their Schedules of Portfolio Investments.

G.  Securities Lending — To generate additional income, each Fund (except the Intrepid International Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements. At the inception of a loan, securities are exchanged for collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest and 105% of the value of loaned international (non-USD denominated) securities, plus accrued interest. Although JPMCB has agreed to maintain collateral from borrowers equal to at least 102% and 105% of the value of loaned U.S. and international securities, respectively, due to market volatility of the markets coupled with provisions in the Securities Lending Agreement, collateral amounts may fall below these levels. The Securities Lending Agreement however requires that JPMCB maintain collateral equal to at least 100% of the value of loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds invested a portion of the cash collateral

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

they received in the JPMorgan Prime Money Market Fund. The Advisor of Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds waived approximately less than $1,000, $1,000, $7,000, $1,000 and $4,000, respectively, of their fee, which offsets the shareholder servicing fees and other expenses, excluding advisory fees, incurred by JPMorgan Prime Money Market Fund on Emerging Markets Equity, International Equity, International Equity Index, International Opportunities and International Value Funds’ investment in JPMorgan Prime Money Market Fund. A portion of the reimbursement is voluntary. Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Effective September 2, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

Prior to September 2, 2008, under the Securities Lending Agreement, JPMCB was entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period November 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. During the period March 1, 2008 to September 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of October 31, 2008, the following Funds had securities with the following values on loan, received the following collateral and, for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Emerging Markets Equity Fund	$8,120	$8,329	$10
International Equity Fund	11,401	12,114	107
International Equity Index Fund	79,905	84,364	186
International Opportunities Fund	7,646	7,895	17
International Value Fund	12,419	12,364	73

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

I.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

Financial Accounting Standards Board (the “FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”) establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further interpretation from FASB, new tax laws, regulations and interpretations thereof. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each of the Funds’ federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

84   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually, except for the International Equity Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Emerging Markets Equity Fund	$(284)	$242	$42
International Equity Fund	471,995	(3,430)	(468,565)
International Equity Index Fund	3,601	(2,383)	(1,218)
International Opportunities Fund	(847)	526	321
International Value Fund	— (a)	842	(842)
Intrepid International Fund	2,944	(1,170)	(1,774)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to foreign currency gains or losses (Emerging Markets Equity Fund, International Equity Index Fund, International Opportunities Fund, International Value Fund and Intrepid International Fund), tax equalization (International Equity Fund) and passive foreign investment company (PFIC) gains and losses (International Equity Index Fund, International Opportunities Fund and Intrepid International Fund).

M. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

N. Recent Accounting Pronouncements — In September 2008, FASB Staff Position FAS 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161” (“Amendment”) was issued and is effective for annual and interim reporting periods ending after November 15, 2008. The Amendment requires enhanced disclosures regarding a fund’s credit derivatives holdings, including credit default swaps, credit spread options, and hybrid financial instruments containing embedded credit derivatives. Management is currently evaluating the impact the adoption of the Amendment will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Emerging Markets Equity Fund	1.00%
International Equity Fund	0.80
International Equity Index Fund	0.55
International Opportunities Fund	0.60
International Value Fund	0.60
Intrepid International Fund	0.85

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended October 31, 2008 were as follows (amounts in thousands):

Emerging Markets Equity Fund	$43
International Equity Fund	43
International Equity Index Fund	22
International Opportunities Fund	14
International Value Fund	51
Intrepid International Fund	12

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds other than JPMorgan International Markets Fund and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Emerging Markets Equity Fund	0.25%	0.75%	0.75%
International Equity Fund	0.25	0.75	0.75
International Equity Index Fund	0.25	0.75	0.75
International Opportunities Fund	0.25	0.75	0.75
International Value Fund	0.25	0.75	0.75
Intrepid International Fund	0.25	n/a	0.75

86   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Emerging Markets Equity Fund	$47	$70
International Equity Fund	20	19
International Equity Index Fund	81	50
International Opportunities Fund	1	7
International Value Fund	38	25
Intrepid International Fund	12	4

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.10%
International Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
International Equity Index Fund	0.25	0.25	0.25	n/a	0.25	n/a
International Opportunities Fund	0.25	0.25	0.25	n/a	0.25	0.10
International Value Fund	0.25	0.25	0.25	n/a	0.25	0.10
Intrepid International Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The Fund earns interest on uninvested cash balances held by the custodian. Such interest amounts are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Emerging Markets Equity Fund	2.00%	2.50%	2.50%	n/a	1.75%	1.45%
International Equity Fund	1.31	2.00	2.00	0.86%	1.06	n/a
International Equity Index Fund	1.18	1.93	1.93	n/a	0.93	n/a
International Opportunities Fund	1.42	1.92	1.92	n/a	1.17	0.92
International Value Fund	1.45	1.95	1.95	n/a	1.41	0.95
Intrepid International Fund	1.80	n/a	2.00	n/a	1.25	1.00

The contractual expense limitation agreements were in effect for the year ended October 31, 2008. The expense limitation percentages in the table above are in place until at least February 28, 2009.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

For the year ended October 31, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Emerging Markets Equity Fund	$—	$—	$8	$8
International Equity Fund	2,228	514	625	3,367
International Equity Index Fund	—	—	1,403	1,403
International Opportunities Fund	—	—	96	96
International Value Fund	—	—	2	2
Intrepid International Fund	14	411	261	686

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
International Equity Fund	$56	$20	$—	$76
International Equity Index Fund	—	—	1,165	1,165
Intrepid International Fund	—	5	—	5

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the International Equity Fund and International Equity Index Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’, or their predecessors’, Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the year ended October 31, 2008, the following Funds incurred brokerage commissions with broker/dealers affiliated with the Advisor (amounts in thousands):

International Equity Fund	$7
International Equity Index Fund	—	(a)
International Opportunities Fund	—	(a)
International Value Fund	5
Intrepid International Fund	5

(a)	Amount rounds to less than $1,000.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

88   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

4. Investment Transactions

During the year ended October 31, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Markets Equity Fund	$155,431	$94,922
International Equity Fund	178,050	2,640,247
International Equity Index Fund	237,280	456,155
International Opportunities Fund	188,688	146,773
International Value Fund	1,298,777	922,932
Intrepid International Fund	2,239,942	2,868,783

During the year ended October 31, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 2008, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$388,308	$38,069	$69,608	$(31,539)
International Equity Fund	515,190	87,567	114,402	(26,835)
International Equity Index Fund	878,056	186,640	196,888	(10,248)
International Opportunities Fund	229,748	3,659	67,444	(63,785)
International Value Fund	1,220,984	2,452	395,460	(393,008)
Intrepid International Fund	963,220	5,443	308,281	(302,838)

For the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark to market of passive foreign investment companies (PFICs) (International Equity Index Fund).

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$1,235	$—	$1,235
International Equity Fund	73,819	507,799	581,618
International Equity Index Fund	41,408	78,193	119,601
International Opportunities Fund	4,460	—	4,460
International Value Fund	47,349	18,457	65,806
Intrepid International Fund	26,615	31,297	57,912

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Emerging Markets Equity Fund	$2,132	$—	$2,132
International Equity Fund	95,376	150,679	246,055
International Equity Index Fund	31,147	6,582	37,729
International Opportunities Fund	2,124	—	2,124
International Value Fund	4,806	—	4,806
Intrepid International Fund	9,603	—	9,603

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF OCTOBER 31, 2008 (continued)

At October 31, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Markets Equity Fund	$7,069	$(25,045)	$(31,540)
International Equity Fund	13,604	186,175	(26,805)
International Equity Index Fund	29,852	71,131	(14,010)
International Opportunities Fund	3,516	(60,467)	(63,760)
International Value Fund	29,669	(132,520)	(393,196)
Intrepid International Fund	38,631	(309,944)	(302,905)

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, mark to market of passive foreign investment companies (PFICs) (International Equity Index Fund) and mark to market of forwards contracts (International Opportunities Fund).

As of October 31, 2008, the Funds had the following net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2015	2016	Total
Emerging Markets Equity Fund	$8,673	$5,297	$—	$—	$11,075	$25,045
International Opportunities Fund	135	25,712	15,833	—	18,787	60,467
International Value Fund	—	—	—	—	132,520	132,520
Intrepid International Fund	—	—	—	—	309,944	309,944

As of October 31, 2008, the following Fund’s had capital loss carryforwards expire (amounts in thousands):

Emerging Markets Equity Fund	$285
International Opportunities Fund	847

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 17, 2009.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2008, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Emerging Markets Fund, International Equity Index, International Value and Intrepid International Fund, one or more affiliates of the Funds’ investment advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ operations.

90   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of October 31, 2008, substantially all of the Funds’ net assets consist of securities of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

As of October 31, 2008, International Equity Index Fund and Intrepid International invested 20.3% and 21.6% of their respective total investments (excluding Investments of Cash Collateral) in issuers in Japan. International Value Fund invested approximately 20.0% of its total investments (excluding Investments of Cash Collateral) in issuers in France. Intrepid International Fund invested approximately 21.6% of its total investments (excluding Investments of Cash Collateral) in issuers in the United Kingdom.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, BOIA now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Index Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Markets Equity Fund, JPMorgan International Equity Fund, JPMorgan International Opportunities Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate Fund of JPMorgan Trust I) and JPMorgan International Equity Index Fund (a separate Fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at October 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 22, 2008

92   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	145	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	145	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	145
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	145	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	145	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	145	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	145	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   93

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	145	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	145	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	145	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	145	None.
Interested Trustees
Frankie D. Hughes* (1952), Trustee of Trust since 2008.	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management).	145	None.
Leonard M. Spalding, Jr.** (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	145
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (145 funds).

*	Ms. Hughes may be deemed to be an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

94   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Michael J. Tansley (1964), Controller (2008)
Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Brian L. Duncan (1965), Assistant Treasurer (2008)*
Vice President, JPMorgan Funds Management, Inc. from June 2007; prior to joining JPMorgan Chase, Mr. Duncan worked for Penn Treaty American Corporation as Vice President and Controller from 2004 through 2007 and Assistant Vice President of Financial Reporting from 2003–2004.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2008, and continued to hold your shares at the end of the reporting period, October 31, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year be fore expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$522.10	$7.04	1.84%
Hypothetical	1,000.00	1,015.89	9.32	1.84
Class B
Actual	1,000.00	520.70	8.94	2.34
Hypothetical	1,000.00	1,013.37	11.84	2.34
Class C
Actual	1,000.00	520.80	8.95	2.34
Hypothetical	1,000.00	1,013.37	11.84	2.34
Select Class
Actual	1,000.00	522.60	6.09	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59
Institutional Class
Actual	1,000.00	523.00	5.47	1.43
Hypothetical	1,000.00	1,017.95	7.25	1.43

International Equity Fund
Class A
Actual	1,000.00	601.70	5.35	1.33
Hypothetical	1,000.00	1,018.45	6.75	1.33
Class B
Actual	1,000.00	600.00	7.56	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88

96   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$600.30	$7.56	1.88%
Hypothetical	1,000.00	1,015.69	9.53	1.88
Class R5
Actual	1,000.00	603.20	3.59	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89
Select Class
Actual	1,000.00	602.30	4.23	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05

International Equity Index Fund
Class A
Actual	1,000.00	578.60	4.25	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class
Actual	1,000.00	576.60	6.97	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Class C
Actual	1,000.00	576.80	6.98	1.76
Hypothetical	1,000.00	1,016.29	8.92	1.76
Select Class
Actual	1,000.00	579.40	3.26	0.82
Hypothetical	1,000.00	1,021.01	4.17	0.82

International Opportunities Fund
Class A
Actual	1,000.00	608.20	5.54	1.37
Hypothetical	1,000.00	1,018.25	6.95	1.37
Class B
Actual	1,000.00	606.80	7.59	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88
Class C
Actual	1,000.00	606.80	7.59	1.88
Hypothetical	1,000.00	1,015.69	9.53	1.88
Select Class
Actual	1,000.00	609.20	4.53	1.12
Hypothetical	1,000.00	1,019.51	5.69	1.12
Institutional Class
Actual	1,000.00	609.90	3.72	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92

International Value Fund
Class A
Actual	1,000.00	592.80	5.28	1.32
Hypothetical	1,000.00	1,018.50	6.70	1.32
Class B
Actual	1,000.00	591.10	7.32	1.83
Hypothetical	1,000.00	1,015.94	9.27	1.83

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, May 1, 2008	Ending Account Value, October 31, 2008	Expenses Paid During May 1, 2008 to October 31, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$590.60	$7.28	1.82%
Hypothetical	1,000.00	1,015.99	9.22	1.82
Select Class
Actual	1,000.00	593.40	4.29	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Institutional Class
Actual	1,000.00	593.50	3.69	0.92
Hypothetical	1,000.00	1,020.51	4.67	0.92

Intrepid International Fund
Class A
Actual	1,000.00	579.30	5.99	1.51
Hypothetical	1,000.00	1,017.55	7.66	1.51
Class C
Actual	1,000.00	577.70	8.01	2.02
Hypothetical	1,000.00	1,014.98	10.23	2.02
Select Class
Actual	1,000.00	580.00	5.00	1.26
Hypothetical	1,000.00	1,018.80	6.39	1.26
Institutional Class
Actual	1,000.00	580.50	4.01	1.01
Hypothetical	1,000.00	1,020.06	5.13	1.01

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

98   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2008, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for the JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 20, 2008.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to the Funds, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the JPMorgan Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”), affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Equity Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Markets Equity Fund, International Opportunities Fund, and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted the Emerging Markets Equity Fund’s performance was in the third quintile for Class A shares and in the third, third and second quintiles for the Select Class

100   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Equity Fund’s performance was in the fourth, fifth and fourth quintiles for Class A shares and in the fourth quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the International Equity Index Fund’s performance was in the second, second and first quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Opportunities Fund’s performance was in the fourth, second and third quintiles for the Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the International Value Fund’s performance was in the second, first and first quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid International Fund’s performance was in the fourth, third and third quintiles for the Class A shares for the one, three and five year periods, respectively and in the third quintile for the Select Class shares for the one year period and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

The Trustees noted that the International Opportunities Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for the Class A shares was in the fourth quintile and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

102   JPMORGAN INTERNATIONAL EQUITY FUNDS        OCTOBER 31, 2008

TAX LETTER
(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividends Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended October 31, 2008:

Dividend Received Deduction
International Value Fund	0.25%

Qualified Dividend Income (QDI)

For the fiscal year ended October 31, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
International Equity Fund	$73,819
International Equity Index Fund	27,558
International Opportunities Fund	3,142
International Value Fund	10,502
Intrepid International Fund	23,982

Funds with Short Term Capital Gain Designation

For the fiscal year ended October 31, 2008, The Funds designate the following amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Capital Gains
International Equity Fund	$43,721
International Equity Index Fund	7,619
International Value Fund	33,989
Intrepid International Fund	2,138

Long Term Capital Gain Designation — 15%

Each Fund hereby designates the following amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended October 31, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
International Equity Fund	$979,656
International Equity Index Fund	78,193
International Value Fund	18,457
Intrepid International Fund	31,298

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2008, the Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses are as follows (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Markets Equity Fund	$15,838	$291
International Equity Fund	43,276	3,484
International Equity Index Fund	54,004	4,969
International Opportunities Fund	7,483	683
International Value Fund	45,272	4,196
Intrepid International Fund	74,438	5,008

The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 31, 2008. These shareholders will receive more detailed information along with 2008 Form 1099-DIV.

OCTOBER 31, 2008        JPMORGAN INTERNATIONAL EQUITY FUNDS   103

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. October 2008.	AN-INTEQ-1008

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2008 – $53,900
2007 – $53,000

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000
2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2008 – $8,760
2007 – $6,670

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2007 and 2008.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2008 – Not applicable

2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

January 9, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

January 9, 2009

By:	/s/____________________________

Patricia A. Maleski

Principal Financial Officer

January 9, 2009